UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23063

Horizon Funds
(Exact name of registrant as specified in charter)

6210 Ardrey Kell Road, Suite 300

Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip code)

Matthew Chambers

Horizon Funds

6210 Ardrey Kell Road, Suite 300

Charlotte, North Carolina 28277
(Name and address of agent for service)

(866) 371-2399

Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2022

Date of reporting period: December 1, 2021 through November 30, 2022

Item 1. Reports to Stockholders.

(a)

HORIZON FUNDS	Annual Report

Horizon Active Asset Allocation Fund			Horizon Active Risk Assist® Fund
Investor Class Advisor Class Institutional Class	Shares Shares Shares	AAANX HASAX HASIX	Investor Class Advisor Class Institutional Class	Shares Shares Shares	ARANX ARAAX ACRIX

Horizon Active Income Fund			Horizon Active Dividend Fund
Investor Class Advisor Class Institutional Class	Shares Shares Shares	AIMNX AIHAX AIRIX	Investor Class Advisor Class	Shares Shares	HNDDX HADUX

Horizon Defined Risk Fund			Horizon U.S. Defensive Equity Fund
Investor Class Advisor Class	Shares Shares	HNDRX HADRX	Investor Class Advisor Class	Shares Shares	USRAX USRTX

Horizon ESG & Defensive Core Fund
Investor Class Advisor Class	Shares Shares	HESGX HESAX

November 30, 2022

Investor Information: 1-855-754-7932

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of HORIZON ACTIVE ASSET ALLOCATION FUND, HORIZON ACTIVE RISK ASSIST® FUND, HORIZON ACTIVE INCOME FUND, HORIZON ACTIVE DIVIDEND FUND, HORIZON DEFINED RISK FUND, HORIZON U.S. DEFENSIVE EQUITY FUND and HORIZON ESG & DEFENSIVE CORE FUND. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Horizon Funds

Table of Contents
Letter to Shareholders	1
Portfolio Review	7
Portfolio Composition	16
Portfolio of Investments	18
Statements of Assets and Liabilities	73
Statements of Operations	75
Statements of Changes in Net Assets	77
Financial Highlights	84
Notes to Financial Statements	101
Report of Independent Registered Public Accounting Firm	118
Disclosure of Fund Expenses	120
Additional Information	121
Privacy Notice	124

Horizon Funds

Letter to Shareholders

November 30, 2022

Dear Shareholder:

In the following paragraphs we will recap the key factors affecting broad markets and the Horizon Funds through the fiscal year ended November 30, 2022.

Horizon Active Asset Allocation Fund

The Horizon Active Asset Allocation Fund (Investor Class) (the Fund) returned -9.63% for the fiscal year ended November 30, 2022. Domestic equities (as measured by the S&P 500 Total Return Index) returned -9.21%, while international equities returned -13.05% (as measured by the S&P Global ex-US BMI ) over the Fund’s fiscal year.

The Federal Reserve’s new messaging on inflation kicked-off the year on a sour note as markets grappled with a hawkish policy pivot by the Fed. Following new all-time highs set during the thinly traded holidays, the early part of the year was characterized by a re-rating of risk in market sectors most sensitive to interest rates. Volatility seized markets in February as tensions boiled over in Eastern Europe, culminating in the Russian invasion of Ukraine. The economic repercussions stemming from the sanction’s regime imposed on Russia further fueled pre-existing global inflationary dynamics. Monetary policy grew more hawkish in response, which prompted further a re-rating of interest rate sensitive sectors in addition to a recalibration lower of the near-term global economic growth path.

Within domestic equity markets, an amalgamation of high inflation, hawkish monetary policy, and increasing recession risk benefitted historically defensive sectors and large-cap value. International equities spent much of the year struggling against geopolitical risks, a strong dollar, and pessimism on global growth. The Fund maintained a preference for U.S. equities throughout the year and benefitted from exposure to the domestic energy sector, the Fund’s largest contributor to absolute and relative performance throughout the period. As the year went on, Fund positioning reflected growing conviction in favor of domestic value and small- and mid-cap stocks over domestic growth and international equities. The Fund maintained this positioning into the end of the period.

Outside of market direction, the key driver of Fund performance was U.S. equity positioning, especially allocations to domestic energy, value, and defensive stocks. Small- and mid-cap domestic stocks also contributed strongly to returns throughout the year. Key detractors include international market exposures, specifically broad emerging markets and regionally-focused holdings.

Horizon Active Risk Assist® Fund

The Horizon Active Risk Assist Fund (Investor Class) (the Fund) realized a return of -14.24% for the fiscal year ended November 30, 2022. Domestic equities (as measured by the S&P 500 Total Return Index) returned -9.21%, while international equities returned -13.05% (as measured by the S&P Global ex-US BMI ) over the same period. The Fund exhibited an average beta of 0.49 to the S&P 500 Index over the period.

As a risk mitigation strategy designed with the goal to mitigate catastrophic loss of portfolio value, the Fund performed in line with expectations during the period. The Fund’s realized volatility for the period was 13.26%, much less than domestic and international equities (realized volatilities for the period of 24.11% and 18.04% respectively) driven by the tactical de-risking of the strategy. The Fund also realized a maximum drawdown of 20.84%, which was smaller than the 24.49% drawdown experienced by the S&P 500 and less than the 28.57% drawdown of the S&P Global ex-US BMI. In a volatile down period for global equities, the Fund had significant de-risking or re-risking activity via the Risk Assist algorithm, in line with our expectations. The Fund ended the fiscal year 60% de-risked after peaking at an 80% de-risked allocation near the end of the third quarter of 2022.

In terms of the underlying allocation of the equity portfolio, the Fund began the period with balanced domestic and international exposures relative to our longer term strategic views, with an overweight towards value stocks domestically. Volatility increased in February and March from the Russian-Ukraine war, prompting the Fund to

Horizon Funds

Letter to Shareholders (Continued)

November 30, 2022

increase exposure towards domestic larger cap companies to buffer the volatility. As the drawdown deepened and Risk Assist engaged more meaningfully, the underlying equity allocation increased exposure towards beaten down growth stocks in order to position for improved up capture on a recovery. Due to the elevated volatility between value and growth exposures and the disappointing performance of growth stocks during equity rallies, the Fund ended the period with neutral allocations towards value and growth stocks and balanced domestic and international exposures relative to our longer-term strategic views.

While market direction was the main driver of returns during the period, the underlying allocation decisions and the actions of the Risk Assist algorithm played a role as well. In terms of performance of the underlying allocations, large-cap domestic value and dividend holdings contributed the most to the Fund’s return, while allocations to large-cap domestic growth stocks and emerging markets detracted the most from the Fund’s return over the fiscal year. The de-risking and re-risking activities of Risk Assist resulted in a performance drag versus the unhedged portfolio during the period, an expected result in a volatile, prolonged drawdown of the magnitude global equities experienced.

Horizon Active Income Fund

The Horizon Active Income Fund (Investor Class) (the Fund) returned -14.04% for the fiscal year ended November 30, 2022, while the broader bond market, as measured by Bloomberg U.S. Aggregate Bond Index (the Index), returned -12.84%. Measures of Fund risk, including standard deviation, beta, and down capture, were lower than the Index during the period. In general, the Fund maintained a more defensive posture than the Index during the period as a result of the Fund’s tactical process and opportunistic allocations that expressed a more cautious view of fixed income risk.

The year was a volatile one for fixed income markets as the rushed transition away from easy Federal Reserve (Fed) policy drove broad-based selloffs and volatility across the fixed income universe. Early in the period, the Fed was forced to accelerate its pivot due to price pressures unleashed from the Russia-Ukraine War and intermittent COVID lockdowns out of China. As inflation increased throughout the spring and summer, expectations for the path of interest rates increased, fueling additional fixed income volatility. Numerous yield curve measures first inverted around the end of June, and these inversions deepened into year end. Credit spreads exhibited above-average volatility during the period, increasing throughout the period as restrictive monetary policy increased recession risk. Hybrid fixed income exposures, such as convertible bonds and preferred equities, generally struggled in this environment, although they did display some periods of notable strength.

The Fund’s actively managed approach resulted in a below benchmark duration profile held in varying degrees throughout the year. The Fund maintained an overweight allocation to corporate credit and opportunistically rotated through various credit quality segments and between fixed- and floating-rate instruments during the period. Exposure to non-traditional fixed income segments, including convertible bonds, preferred equities, and emerging market bonds, remained low throughout the year. At the end of the period, the Fund was positioned conservatively, including an overweight to U.S. government debt and a duration shorter than the Index, although the Fund did increase spread positioning through higher quality allocations to investment grade credit and mortgage-backed securities.

The key drivers of Fund performance include corporate credit allocations, especially floating rate instruments, in addition to coupon- and non-coupon-bearing short-tenor U.S. Treasuries. Allocations with greater interest rate risk, within both U.S. government and investment-grade corporate credit sectors, were the biggest detractors to performance over the period.

Horizon Defined Risk Fund

For the year ending November 30, 2022, the Defined Risk Fund (Investor Class) (the Fund) had a total return of -3.67% and a standard deviation of 12.74%. Over the same period, the S&P 500 Total Return Index had a total return of -9.21% and a standard deviation of 24.11%. The Fund exhibited a 0.51 beta to the S&P 500 Index. The Fund had a maximum drawdown of 13.98% while the S&P 500 Index had a maximum drawdown of 24.49%.

Horizon Funds

Letter to Shareholders (Continued)

November 30, 2022

The objective of the Fund is capital appreciation and capital preservation. The Fund pursues its objective by investing in a basket of U.S. large-cap equities that track the S&P 500 Index, while seeking to generate income, hedge volatility, and reduce downside risk by buying and selling put and call options. The Fund is expected to outperform the S&P 500 Index in a down market and underperform in an up market, while realizing less volatility in any market. As shown by the performance statistics above, the Fund performed in line with the expectations during the period.

The Fund allows for active positioning within its options collar structure. The goal of this active positioning is to generate income, hedge volatility and reduce downside risk. This active positioning had no material impact to the Fund’s performance over the fiscal year.

Horizon U.S. Defensive Equity Fund

The Horizon U.S. Defensive Equity Fund (Investor Class) (the Fund) returned -1.62% for the year ended November 30, 2022, while realizing a volatility of 21.30%. The return on the S&P 500 Total Return Index for the same period was -9.21%, with a realized volatility of 24.11%. Over the period, the Fund exhibited an average beta of 0.86 to the S&P 500 Index.

The Fund is actively managed, selecting and weighting securities using a proprietary quantitative approach to allocate the Fund’s portfolio between issuers, sectors, and/or factors (e.g. value, momentum, quality, and volatility). This process is designed to be defensive in nature in order to help the Fund navigate volatile market swings. The Fund is expected to outperform the S&P 500 Index in a down market and underperform in an up market, while realizing less volatility. As shown by the performance statistics above, the Fund performed in line with the expectations during the period.

Outside of overall market direction, the main driver of the performance of the Fund is stock selection. Key highlights in the period include selection in Consumer Discretionary and Financials. Selection in Industrials and Consumer Staples lagged in the period. The Fund’s overweight to Energy also played a role due to the large outperformance of this sector during the period.

Horizon ESG & Defensive Core Fund

The Horizon ESG & Defensive Core Fund (Investor Class) (the Fund) returned -11.99% for the year ended November 30, 2022. The return of domestic equities (as measured by the MSCI USA Index) for the same period was -11.47%. The Fund exhibited an average beta of 0.72 to the MSCI USA Index over the period.

As a risk mitigation strategy designed with the goal to mitigate catastrophic loss of portfolio value, the Fund performed in line with expectations during the period. The Fund’s realized volatility for the period was 18.49%, much less than domestic equities (realized volatility for the period of 24.53%) driven by the tactical de-risking of the strategy. The Fund also realized a maximum drawdown of 20.62%, which was 3.76% lower than the 24.38% drawdown experienced by domestic equities. In a volatile down period for domestic equities, the Fund had significant de-risking or re-risking activity via the Risk Assist algorithm, in line with our expectations. The Fund ended the fiscal year 40% de-risked.

During the period, the Fund transitioned the management of its underlying equity portfolio from DWS Investment Management Americas, Inc. as the Fund’s investment sub-adviser to a Horizon-managed index replication strategy. The index replication strategy seeks to track the performance of MSCI USA ESG Leaders Index (the Index), which uses MSCI ESG Ratings, MSCI ESG Controversies, and MSCI Business Involvement Screening Research, each of which is provided by MSCI ESG Research Inc., a subsidiary of MSCI, Inc. to determine the securities that comprise the Index. The change in the management of the underlying equity portfolio did not materially impact Fund performance during the period.

Horizon Funds

Letter to Shareholders (Continued)

November 30, 2022

Horizon Active Dividend Fund

The Horizon Active Dividend Fund (Investor Class) (the Fund) posted a total return of 1.90% for the fiscal year ended November 30, 2022. The Fund’s benchmark, the MSCI World High Dividend Yield Index, returned 4.98% over the same period.

Horizon’s Active Dividend Fund invests in companies that Horizon Investments believes are high quality and with well-supported dividend yields.; these stocks held up better than broad equity indices over the past twelve months as investors sought comfort in steady dividend streams in an increasingly uncertain global environment. The Fund’s overweight to the United States and underweight to Europe benefited performance relative to the benchmark during the period, as did the Fund’s overweight to the Energy sector.

Selection within the Energy sector contributed the most to performance versus the benchmark. Chevron, Devon Energy Exxon Mobil & Coterra Energy were the largest contributors to the Fund’s relative performance during the period as underlying energy prices rose significantly, boosting Energy companies’ sales and profits. For the year ended November 30, 2022, crude oil prices increased more than 50%, natural gas prices nearly doubled, and the price of gasoline rose more than 140%. Selection in Industrials (Lockheed Martin) and Health Care (Eli Lilly) also contributed to performance.

An underweight allocation to Asia-related securities detracted from performance relative to the benchmark during the period, as did selection within the region as portfolio holdings Taiwan Semiconductor and Toyota Motor underperformed. Selection in the United States also detracted from relative performance with Home Depot and capital markets-focused Financials (Blackrock, T Rowe Price and Blackstone) having the largest impact. Home Depot experienced slowing growth in the past year as a slowdown in housing, broad inflation and poor sentiment weighed on consumers following extraordinary growth during the COVID-era lockdown period. Capital markets-focused Financials faced uncertain markets during the year with economic and monetary-policy risks and geopolitical tensions weighing on investor sentiment.

Past performance does not guarantee future results.

The S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. The S&P 500 Total Return Index is a version of the S&P 500 Index that includes reinvestment of regular cash dividends. The S&P Global ex-US BMI (Broad Market Index) comprises the S&P Developed BMI and S&P Emerging BMI, and is a comprehensive, rules-based index measuring stock market performance globally, excluding the U.S. The Bloomberg U.S. Aggregate Bond Index tracks the U.S. fixed income markets. The index includes government securities, mortgage-backed securities, asset-backed securities and corporate securities to simulate the universe of bonds in the market. The S&P Global 100 Index measures the performance of 100 multi-national, blue-chip companies of major importance in the global equity markets, including 100 large-cap companies drawn from the S&P Global 1200 whose businesses are global in nature, a substantial portion of their operating income, assets, and employees deriving from multiple countries. The MSCI USA Index is a broad measure of the performance of the U.S. equity market, composed of over 600 constituents in the large- and mid-cap market segments. The MSCI World High Dividend Yield Index measures the performance of large- and mid-cap equities in Developed Markets that pay higher than average dividends while omitting lower quality stocks with questionable dividend-sustainability characteristics. The MSCI USA ESG Leaders Index is designed to measure the performance of the large and mid-cap segments of the U.S. market through investing in U.S. common stocks screened by the Index Provider with regard to certain ESG criteria. You cannot invest directly into an index.

Must be preceded or accompanied by a prospectus.

Horizon Funds

Letter to Shareholders (Continued)

November 30, 2022

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the entire market or a benchmark. Beta is calculated by dividing the product of the covariance of the security’s returns and the benchmark’s returns by the product of the variance of the benchmark’s returns over a specified period.

Alpha is a measure of the excess return, after accounting for systematic risk as measured by beta, of a security or a portfolio in comparison to the entire market or a stated benchmark. Alpha is calculated by comparing the security’s returns over a given period with the product of the security’s beta measure and the returns of the benchmark over that same period.

Realized volatility, as known as standard deviation, is a statistical measure of dispersion of returns for a given security or market index over a given period of time. This measure is typically calculated by determining the average deviation from the average price of a financial instrument in the given time period. The higher the realized volatility value, the riskier the security.

Maximum drawdown is a measure of downside risk for a security or portfolio. Maximum drawdown is calculated by measuring the largest observed loss, in terms of total return, of a security or portfolio from its highest value to its lowest during a given period.

Down capture is a measure of a security’s or portfolio’s performance in periods of negative returns for the overall market or benchmark. Typically computed monthly, it is defined as a ratio of portfolio return to benchmark return during periods when the benchmark return is negative.

Duration is a measure of risk for fixed income securities. It measures the sensitivity of the price of a fixed income instrument or portfolio of fixed income instruments to a change in interest rates. All else equal and for a given change in interest rates, a security or portfolio of securities with a larger duration will exhibit greater price changes than that with a smaller duration.

A call option is a contract that provides the buyer with the right, but not the obligation, to buy a security at a specified price on or before a specified date. A put option is a contract that provides the buyer with the right, but not the obligation, to sell a security at a specified price on or before a specified date.

With regard to the Risk Assist algorithm, a de-risking activity is a sale of a portion of the Fund’s equity portfolio and a purchase of a highly liquid short-term U.S. Treasury obligation, or other cash-like equivalents, with the goal to mitigate catastrophic loss of portfolio value. Similarly, a re-risking activity is a sale of a highly liquid short-term U.S. Treasury obligation, or other cash-like equivalents and a purchase of a portion of the Fund’s equity portfolio, with the goal to reduce the potential performance drag when compared with the fully-invested equity portfolio.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Horizon ESG & Defensive Core Fund: Many factors affect the ESG (Environmental, Social, and Corporate Governance) Fund’s performance. The Fund’s share price changes daily based on changes in market conditions in response to economic, political, and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographical location of the securities in which the Fund invests. The Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Fund. Investing primarily in investments that meet ESG criteria carries the risk that the Fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of companies and, therefore, may underperform funds that do not consider ESG factors.

Horizon Funds

Letter to Shareholders (Continued)

November 30, 2022

Mutual fund investing involves risk. Principal loss is possible. In addition to the costs, fees, and expenses involved in investing in ETFs, ETFs are subject to additional risks including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The Funds may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Funds in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Small and Medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The Funds may also use options, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities’ prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Portfolio of Investments in this report for a complete list of fund holdings.

Earnings growth is not a measure of the Fund’s future performance.

Horizon Funds are distributed by Quasar Distributors, LLC.

Horizon Active Asset Allocation Fund

Portfolio Review (Unaudited)

November 30, 2022

The chart above assumes an initial gross investment of $10,000 made on January 31, 2012. The Fund’s performance figures are for the year ended November 30, 2022. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 866-371-2399. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

The fund’s gross expense ratios are 1.41%, 1.56% and 1.31% for the Investor, Advisor, and Institutional Classes as of the most recent prospectus dated October 1, 2022.

Average Annual Total Returns	One Year	Five Year	Ten Year	Since Commencement of Operations (1)
Horizon Active Asset Allocation Fund - Investor Class(3)	-9.63%	6.04%	8.37%	8.01%
Horizon Active Asset Allocation Fund - Advisor Class(3)	-9.76%	5.91%	N/A	8.05%
Horizon Active Asset Allocation Fund - Institutional Class(3)	-9.57%	6.15%	N/A	8.67%
S&P 500 Total Return Index	-9.21%	10.98%	13.34%	13.24%(2)
S&P Global BMI ex-US Index	-13.05%	1.43%	4.56%	4.72%(2)

(1)	Inception date is January 31, 2012 for Investor Class Shares, September 4, 2015 for Advisor Class Shares and September 9, 2016 for Institutional Class Shares.
(2)

The Since Commencement of Operations returns shown are from the commencement date of Horizon Active Asset Allocation Fund - Investor Class. The returns for the S&P 500 Total Return Index and S&P Global BMI ex-US Index since the commencement date of the Horizon Active Asset Allocation Fund - Advisor Class are 13.07% and 5.21%, respectively. The returns for the S&P 500 Total Return Index and S&P Global BMI ex-US Index since the commencement date of the Horizon Active Asset Allocation Fund - Institutional Class are 13.07% and 4.55%, respectively.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

Horizon Active Asset Allocation Fund

Portfolio Review (Unaudited) (Continued)

November 30, 2022

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

The S&P Global BMI ex-US Index is a comprehensive, rules-based index that represents the composition of global stock markets. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Horizon Active Risk Assist® Fund PORTFOLIO REVIEW (Unaudited) November 30, 2022

The chart above assumes an initial gross investment of $10,000 made on August 29, 2014. The Fund’s performance figures are for the year ended November 30, 2022. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 866-371-2399. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

The fund’s gross expense ratios are 1.36%, 1.51% and 1.26% for the Investor, Advisor, and Institutional Classes as of the most recent prospectus dated October 1, 2022.

Average Annual Total Returns	One Year	Five Year	Since Commencement of Operations (1)
Horizon Active Risk Assist® Fund - Investor Class(3)	-14.24%	1.66%	2.85%
Horizon Active Risk Assist® Fund - Advisor Class(3)	-14.34%	1.50%	3.88%
Horizon Active Risk Assist® Fund - Institutional Class(3)	-14.17%	1.77%	4.44%
Bloomberg Aggregate Bond Index	-12.84%	0.21%	1.01%(2)
S&P 500 Total Return Index	-9.21%	10.98%	11.09%(2)
S&P Global BMI ex-US Index	-13.05%	1.43%	2.55%(2)

(1)	Inception date is August 29, 2014 for Investor Class Shares, September 4, 2015 for Advisor Class Shares and September 9, 2016 for Institutional Class Shares.
(2)

The Since Commencement of Operations returns shown are from the commencement date of Horizon Active Risk Assist® Fund - Investor Class. The returns for the Bloomberg Aggregate Bond Index, S&P 500 Total Return Index, and S&P Global BMI ex-US Index since the commencement date of the Horizon Active Risk Assist® Fund - Advisor Class are 0.89%, 13.07%, and 5.21%, respectively. The returns for the Bloomberg Aggregate Bond Index, S&P 500 Total Return Index, and S&P Global BMI ex-US Index since the commencement date of the Horizon Active Risk Assist® Fund - Institutional Class are 0.24%, 13.07%, and 4.54%, respectively.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

Horizon Active Risk Assist® Fund PORTFOLIO REVIEW (Unaudited) (Continued) November 30, 2022

The Bloomberg Aggregate Bond Index is a market-capitalization-weighted index that covers the USD denominated, investment-grade (rated Baa3 or above by Moody’s), fixed-rate, and taxable areas of the bond market. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

The S&P Global BMI ex-US Index is a comprehensive, rules-based index that represents the composition of global stock markets. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Horizon Active Income Fund PORTFOLIO REVIEW (Unaudited) November 30, 2022

The chart above assumes an initial gross investment of $10,000 made on September 30, 2013. The Fund’s performance figures are for the year ended November 30, 2022. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 866-371-2399. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

The fund’s gross expense ratios are 1.31%, 1.46% and 1.22% for the Investor, Advisor, and Institutional Classes as of the most recent prospectus dated October 1, 2022.

Average Annual Total Returns	One Year	Five Year	Since Commencement of Operations (1)
Horizon Active Income Fund - Investor Class(3)	-14.04%	-1.01%	-0.16%
Horizon Active Income Fund - Advisor Class(3)	-14.12%	-1.17%	-0.50%
Horizon Active Income Fund - Institutional Class(3)	-13.90%	-0.94%	-0.77%
Bloomberg Aggregate Bond Index	-12.84%	0.21%	1.41%(2)

(1)	Inception date is September 30, 2013 for Investor Class Shares, February 8, 2016 for Advisor Class Shares and September 9, 2016 for Institutional Class Shares.
(2)

The Since Commencement of Operations returns shown are from the commencement date of Horizon Active Income Fund - Investor Class. The returns for the Bloomberg Aggregate Bond Index since the commencement date of the Horizon Active Income Fund - Advisor Class and the Horizon Active Income Fund - Institutional Class are 0.68% and 0.24%, respectively.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

The Bloomberg Aggregate Bond Index is a market-capitalization-weighted index that covers the USD denominated, investment-grade (rated Baa3 or above by Moody’s), fixed-rate, and taxable areas of the bond market. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Horizon Active Dividend Fund PORTFOLIO REVIEW (Unaudited) November 30, 2022

The chart above assumes an initial gross investment of $10,000 made on December 28, 2016. The Fund’s performance figures are for the year ended November 30, 2022. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 866-371-2399. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

The fund’s gross expense ratios are 1.10% and 1.25% for the Investor and Advisor Classes as of the most recent prospectus dated October 1, 2022.

Average Annual Total Returns	One Year	Five Year	Since Commencement of Operations (1)
Horizon Active Dividend Fund - Investor Class(4)	1.90%	4.49%	6.94%
Horizon Active Dividend Fund - Advisor Class(4)	1.73%	4.34%	5.69%
MSCI World High Dividend Yield Index(3)	4.89%	6.11%	8.23%(2)
S&P Global 100 Index	-7.91%	10.08%	12.12%(2)

(1)	Inception date is December 28, 2016 for Investor Class Shares and June 20, 2017 for Advisor Class Shares.
(2)

The Since Commencement of Operations returns shown are from the commencement date of Horizon Active Dividend Fund - Investor Class. The returns for the MSCI World High Dividend Yield Index and S&P Global 100 Index - Advisor Class are 6.86% and 11.01%, respectively.

(3)

The MSCI World High Dividend Yield Index has replaced the S&P Global 100 Index as the Fund’s primary bencharmk index. The Advisor believes that the new index is more appropriate given the Fund’s holdings.

(4)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large- and mid-cap stocks across 23 developed markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. Investors cannot directly invest in an index.

The S&P Global 100 Index measures the performance of multi-national, blue chip companies of major importance in the global equity markets. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Horizon Defined Risk Fund PORTFOLIO REVIEW (Unaudited) November 30, 2022

The chart above assumes an initial gross investment of $10,000 made on December 28, 2017. The Fund’s performance figures are for the year ended November 30, 2022. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 866-371-2399. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

The fund’s gross expense ratios are 1.11% and 1.26% for the Investor and Advisor Classes as of the most recent prospectus dated October 1, 2022.

Average Annual Total Returns	One Year	Since Commencement of Operations (1)
Horizon Defined Risk Fund - Investor Class(3)	-3.67%	4.60%
Horizon Defined Risk Fund - Advisor Class(3)	-3.85%	4.30%
Bloomberg US Treasury 1-3 Years Index	-4.19%	0.73%(2)
S&P 500 Total Return Index	-9.21%	10.79%(2)

(1)	Inception date is December 28, 2017 for Investor Class Shares and February 2, 2018 for Advisor Class Shares.
(2)

The Since Commencement of Operations returns shown are from the commencement date of Horizon Defined Risk Fund - Investor Class. The returns for the Bloomberg US Treasury 1-3 Years Index and the S&P 500 Total Return Index since the commencement date of the Horizon Defined Risk Fund - Advisor Class are 0.80%, and 10.37%, respectively.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

The Bloomberg U S Treasury 1-3 Years Index measures the performance of the US government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Horizon U.S. Defensive Equity Fund PORTFOLIO REVIEW (Unaudited) November 30, 2022

The chart above assumes an initial gross investment of $10,000 made on June 26, 2019. The Fund’s performance figures are for the year ended November 30, 2022. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 866-371-2399. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

The fund’s gross expense ratios are 1.17% and 1.32% for the Investor and Advisor Classes as of the most recent prospectus dated October 1, 2022.

Average Annual Total Returns	One Year	Since Commencement of Operations (1)
Horizon U.S. Defensive Equity Fund - Investor Class(3)	-1.62%	8.59%
Horizon U.S. Defensive Equity Fund - Advisor Class(3)	-1.79%	8.38%
S&P 500 Total Return Index	-9.21%	12.18%(2)

(1)	Inception date is June 26, 2019 for Investor Class Shares and January 31, 2020 for Advisor Class Shares
(2)

The Since Commencement of Operations returns shown are from the commencement date of Horizon U.S. Defensive Equity Fund - Investor Class. The returns for the S&P 500 Total Return Index since the commencement date of the Horizon U.S. Defensive Equity Fund - Advisor Class are 10.43%.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Horizon ESG & Defensive Core Fund PORTFOLIO REVIEW (Unaudited) November 30, 2022

The chart above assumes an initial gross investment of $10,000 made on December 26, 2019. The Fund’s performance figures are for the year ended November 30, 2022. The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 866-371-2399. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Performance figures for periods greater than one year are annualized.

The fund’s gross expense ratios are 1.02% and 1.21% for the Investor and Advisor Classes as of the most recent prospectus dated October 1, 2022.

Average Annual Total Returns	One Year	Since Commencement of Operations (1)
Horizon ESG & Defensive Core Fund - Investor Class(3)	-11.99%	9.54%
Horizon ESG & Defensive Core Fund - Advisor Class(3)	-12.11%	9.37%
MSCI USA Index	-11.05%	9.8%(2)

(1)	Inception date is December 26, 2019 for Investor Class Shares and January 8, 2020 for Advisor Class Shares.
(2)

The Since Commencement of Operations returns shown are from the commencement date of Horizon ESG & Defensive Core Fund - Investor Class. The return for the MSCI USA Index since the commencement date of the Horizon ESG & Defensive Core Fund - Advisor Class is 9.72%.

(3)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

The MSCI USA Index is designed to measure the performance of the large and mid cap segments of the US market. With 616 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the US Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark.

Horizon Funds

Portfolio Composition (Unaudited)

November 30, 2022

Horizon Active Asset Allocation Fund Portfolio Composition as of November 30, 2022:

% of Total Investments
Investment Companies	88.0%
Short-Term Investments	1.1%
Investments Purchased With Proceeds From Securities Lending	10.9%
100.0%

Horizon Active Risk Assist® Fund Portfolio Composition as of November 30, 2022:

% of Total Investments
Investment Companies	96.8%
Common Stocks	1.0%
Purchased Call Options	0.1%
Purchased Put Options	0.1%
Short-Term Investments	1.6%
Investments Purchased With Proceeds From Securities Lending	0.4%
100.0%

Horizon Active Income Fund Portfolio Composition as of November 30, 2022:

% of Total Investments
Investment Companies	97.6%
Short-Term Investments	0.6%
Investments Purchased With Proceeds From Securities Lending	1.8%
100.0%

Horizon Active Dividend Fund Portfolio Composition as of November 30, 2022:

% of Total Investments
Common Stocks	97.9%
Preferred Stocks	0.2%
Short-Term Investments	1.4%
Investments Purchased With Proceeds From Securities Lending	0.5%
100.0%

Horizon Funds PORTFOLIO COMPOSITION (Unaudited) (Continued) November 30, 2022

Horizon Defined Risk Fund Portfolio Composition as of November 30, 2022:

% of Total Investments
Common Stocks	95.2%
Purchased Put Options	0.8%
Short-Term Investments	4.0%
100.0%

Horizon U.S. Defensive Equity Fund Portfolio Composition as of November 30, 2022:

% of Total Investments
Common Stocks	99.3%
Short-Term Investments	0.7%
100.0%

Horizon ESG & Defensive Core Fund Portfolio Composition as of November 30, 2022:

% of Total Investments
Investment Companies	38.6%
Common Stocks	60.4%
Short-Term Investments	1.0%
100.0%

Data expressed excludes written options. Please refer to the Portfolio of Investments in this report for a detailed analysis of the Funds’ holdings.

Horizon Active Asset Allocation Fund

Portfolio of Investments

November 30, 2022

Shares		Value
	INVESTMENT COMPANIES - 98.7%
	Exchange Traded Funds - 98.7%
421	Consumer Staples Select Sector SPDR Fund (a)	$32,497
162,735	Energy Select Sector SPDR Fund	14,833,295
117,957	Invesco QQQ Trust Series 1	34,603,865
523,925	Invesco S&P 500 Equal Weight ETF (a)	77,970,518
1,047,279	iShares Core Dividend Growth ETF	54,804,110
331,697	iShares Core S&P Mid-Cap ETF	85,246,129
822,255	iShares Core S&P Small-Cap ETF	83,738,449
454,214	iShares Edge MSCI USA Quality Factor ETF	55,068,905
1,828,013	iShares International Select Dividend ETF (a)	49,776,794
282,890	iShares Latin America 40 ETF (a)	7,397,574
466	iShares MSCI India ETF	20,616
726,235	iShares MSCI Japan ETF (a)	40,523,913
515,734	iShares MSCI USA Minimum Volatility ETF	38,814,141
348,656	iShares MSCI USA Momentum Factor ETF (a)	53,260,691
248,605	iShares Select Dividend ETF	31,197,441
378	iShares U.S. Aerospace & Defense ETF	42,306
119,154	Overlay Shares Large Cap Equity ETF	3,908,108
646	Pacer US Cash Cows 100 ETF	31,938
477,577	SPDR Portfolio Emerging Markets ETF (a)	16,433,425
696,819	SPDR Portfolio S&P 500 Growth ETF	38,311,109
24,778	VanEck Oil Services ETF (a)	7,536,229
859,843	WisdomTree U.S. Quality Dividend Growth Fund	54,445,259
626,621	Xtrackers MSCI USA ESG Leaders Equity ETF	23,335,366
209,765	Xtrackers S&P 500 ESG ETF	7,736,133
	TOTAL INVESTMENT COMPANIES (Cost - $800,580,981)	779,068,811

	SHORT TERM INVESTMENTS - 1.3%
	Money Market Funds - 1.3%
10,167,137	First American Treasury Obligations Fund, Class X, 3.75% (b)	10,167,137
	TOTAL SHORT TERM INVESTMENTS (Cost - $10,167,137)	10,167,137

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 12.2%
96,552,454	First American Government Obligations Fund, Class X, 3.67% (b)	96,552,454
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost - $96,552,454)	96,552,454

	TOTAL INVESTMENTS - 112.2% (Cost - $907,300,572)	885,788,402
	Liabilities in Excess of Other Assets - (12.2)%	(96,649,195)
	NET ASSETS - 100.0%	$789,139,207

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is out on loan as of November 30, 2022.

(b)	Interest rate reflects the seven-day yield on November 30, 2022.

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS November 30, 2022

Shares		Value
	INVESTMENT COMPANIES - 97.2%
	Exchange Traded Funds - 97.2%
87,948	Invesco QQQ Trust Series 1	$25,800,425
583,632	iShares Core S&P Small-Cap ETF	59,437,083
454,996	iShares Edge MSCI USA Quality Factor ETF	55,163,715
8,027,207	SPDR Bloomberg 1-3 Month T-Bill ETF (e)(h)	735,854,066
3,694,305	SPDR Portfolio Developed World ex-US ETF (f)	113,710,708
1,217,756	SPDR Portfolio Emerging Markets ETF (f)	41,902,984
1,310,432	SPDR Portfolio S&P 500 Growth ETF (e)(f)	72,047,551
2,781,200	SPDR Portfolio S&P 500 Value ETF (e)	113,222,652
416,751	Xtrackers MSCI USA ESG Leaders Equity ETF	15,519,807
139,612	Xtrackers S&P 500 ESG ETF (f)	5,148,891
	TOTAL INVESTMENT COMPANIES (Cost - $1,224,462,327)	1,237,807,882

	COMMON STOCKS - 1.1%
	Accommodation and Food Services - 0.0% (b)
871	Caesars Entertainment, Inc. (a)	44,255

	Advertising - 0.0% (b)
1,294	Interpublic Group of Cos., Inc.	44,462
483	Omnicom Group, Inc.	38,524
		82,986
	Aerospace/Defense - 0.0% (b)
203	General Dynamics Corp.	51,235
934	Howmet Aerospace, Inc.	35,184
23	L3Harris Technologies, Inc.	5,223
196	Lockheed Martin Corp.	95,097
143	Northrop Grumman Corp.	76,260
74	Teledyne Technologies, Inc. (a)	31,087
13	TransDigm Group, Inc.	8,171
		302,257
	Agriculture - 0.0% (b)
526	Archer Daniels Midland Co.	51,285

	Airlines - 0.0% (b)
983	Alaska Air Group, Inc. (a)	46,634
2,094	American Airlines Group, Inc. (a)	30,216
381	Delta Air Lines, Inc. (a)	13,476
340	Southwest Airlines Co. (a)	13,569
856	United Airlines Holdings, Inc. (a)	37,810
		141,705
	Apparel - 0.0% (b)
584	Ralph Lauren Corp.	66,062

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
1,476	Tapestry, Inc.	$55,749
494	VF Corp.	16,213
		138,024
	Auto Manufacturers - 0.0% (b)
161	Cummins, Inc.	40,437
2,108	Ford Motor Co.	29,301
129	General Motors Co.	5,232
377	PACCAR, Inc.	39,928
		114,898
	Auto Parts & Equipment - 0.0% (b)
125	Aptiv PLC (a)	13,334
1,155	BorgWarner, Inc.	49,099
		62,433
	Banks - 0.1%
190	Bank of New York Mellon Corp.	8,721
766	Citizens Financial Group, Inc.	32,463
341	Comerica, Inc.	24,463
337	Fifth Third Bancorp	12,253
77	First Republic Bank	9,826
143	Goldman Sachs Group, Inc.	55,219
2,267	Huntington Bancshares, Inc.	35,093
991	KeyCorp	18,641
181	M&T Bank Corp.	30,774
152	Northern Trust Corp.	14,153
27	PNC Financial Services Group, Inc.	4,543
1,362	Regions Financial Corp.	31,612
162	State Street Corp.	12,907
36	SVB Financial Group (a)	8,344
96	Truist Financial Corp.	4,494
2,001	Wells Fargo & Co.	95,948
550	Zions Bancorp NA	28,501
		427,955
	Beverages - 0.0% (b)
109	Brown-Forman Corp., Class B	7,959
23	Constellation Brands, Inc., Class A	5,919
489	Molson Coors Brewing Co., Class B	26,949
62	Monster Beverage Corp. (a)	6,377
		47,204
	Biotechnology - 0.1%
422	Amgen, Inc.	120,861
145	Biogen, Inc. (a)	44,250
47	Bio-Rad Laboratories, Inc., Class A (a)	19,491
812	Corteva, Inc.	54,534
944	Gilead Sciences, Inc.	82,911

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
43	Illumina, Inc. (a)	$9,377
249	Incyte Corp. (a)	19,838
81	Regeneron Pharmaceuticals, Inc. (a)	60,888
224	Vertex Pharmaceuticals, Inc. (a)	70,874
		483,024
	Building Materials - 0.0% (b)
196	Carrier Global Corp.	8,687
534	Fortune Brands Home & Security, Inc.	34,891
120	Johnson Controls International PLC	7,973
39	Martin Marietta Materials, Inc.	14,293
432	Masco Corp.	21,937
76	Vulcan Materials Co.	13,933
		101,714
	Chemicals - 0.0% (b)
117	Air Products & Chemicals, Inc.	36,289
150	Albemarle Corp.	41,698
272	Celanese Corp.	29,186
346	CF Industries Holdings, Inc.	37,434
175	Dow, Inc.	8,920
186	DuPont de Nemours, Inc.	13,115
372	Eastman Chemical Co.	32,223
304	FMC Corp.	39,714
103	International Flavors & Fragrances, Inc.	10,899
181	Linde PLC	60,903
138	LyondellBasell Industries NV, Class A	11,731
570	Mosaic Co.	29,241
84	PPG Industries, Inc.	11,358
21	Sherwin-Williams Co.	5,233
		367,944
	Commercial Services - 0.0% (b)
348	Automatic Data Processing, Inc.	91,921
86	Cintas Corp.	39,713
40	Ecolab, Inc.	5,993
56	Equifax, Inc.	11,053
168	FleetCor Technologies, Inc. (a)	32,961
153	Gartner, Inc. (a)	53,607
121	Global Payments, Inc.	12,557
128	MarketAxess Holdings, Inc.	34,294
21	Moody’s Corp.	6,264
51	PayPal Holdings, Inc. (a)	3,999
245	Quanta Services, Inc.	36,721
353	Robert Half International, Inc.	27,809
904	Rollins, Inc.	36,558

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
42	United Rentals, Inc. (a)	$14,827
44	Verisk Analytics, Inc.	8,083
		416,360
	Computers - 0.1%
2,243	Apple, Inc.	332,031
240	Cognizant Technology Solutions Corp., Class A	14,931
3,542	DXC Technology Co. (a)	105,091
952	Fortinet, Inc. (a)	50,608
2,275	Hewlett Packard Enterprise Co.	38,175
674	HP, Inc.	20,247
32	International Business Machines Corp.	4,765
190	Leidos Holdings, Inc.	20,773
497	NetApp, Inc.	33,602
1,239	Western Digital Corp. (a)	45,533
		665,756
	Cosmetics/Personal Care - 0.0% (b)
404	Colgate-Palmolive Co.	31,302

	Distribution/Wholesale - 0.0% (b)
158	Copart, Inc. (a)	10,516
162	Fastenal Co.	8,345
406	LKQ Corp.	22,058
67	WW Grainger, Inc.	40,405
		81,324
	Diversified Financial Services - 0.0% (b)
118	Ameriprise Financial, Inc.	39,170
73	Capital One Financial Corp.	7,537
277	CBOE Global Markets, Inc.	35,135
1,107	Charles Schwab Corp.	91,372
21	CME Group, Inc.	3,706
103	Discover Financial Services	11,161
905	Franklin Resources, Inc.	24,263
52	Intercontinental Exchange, Inc.	5,632
2,321	Invesco, Ltd.	44,354
478	Nasdaq, Inc.	32,724
313	Raymond James Financial, Inc.	36,590
599	Synchrony Financial	22,510
94	T. Rowe Price Group, Inc.	11,742
		365,896
	Electric - 0.1%
1,351	AES Corp.	39,071
282	Alliant Energy Corp.	15,877
122	Ameren Corp.	10,897
50	American Electric Power Co., Inc.	4,840

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
853	CenterPoint Energy, Inc.	$26,537
203	CMS Energy Corp.	12,397
300	Consolidated Edison, Inc.	29,412
51	Dominion Energy, Inc.	3,117
78	DTE Energy Co.	9,049
155	Edison International	10,332
98	Entergy Corp.	11,394
257	Evergy, Inc.	15,217
96	Eversource Energy	7,955
147	Exelon Corp.	6,081
274	FirstEnergy Corp.	11,300
978	NextEra Energy, Inc.	82,837
959	NRG Energy, Inc.	40,709
2,506	PG&E Corp. (a)	39,344
430	Pinnacle West Capital Corp.	33,678
430	PPL Corp.	12,694
126	Public Service Enterprise Group, Inc.	7,629
197	Sempra Energy	32,739
81	WEC Energy Group, Inc.	8,030
89	Xcel Energy, Inc.	6,250
		477,386
	Electrical Components & Equipment - 0.0% (b)
70	AMETEK, Inc.	9,969
63	Emerson Electric Co.	6,034
		16,003
	Electronics - 0.0% (b)
55	Agilent Technologies, Inc.	8,524
288	Allegion PLC	32,731
608	Amphenol Corp., Class A	48,902
164	Fortive Corp.	11,078
187	Garmin, Ltd.	17,389
275	Keysight Technologies, Inc. (a)	49,745
9	Mettler-Toledo International, Inc. (a)	13,226
130	PerkinElmer, Inc.	18,165
29	Roper Technologies, Inc.	12,728
103	TE Connectivity, Ltd.	12,990
54	Waters Corp. (a)	18,716
		244,194
	Entertainment - 0.0% (b)
187	Live Nation Entertainment, Inc. (a)	13,606

	Environmental Control - 0.0% (b)
751	Pentair PLC	34,373

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
34	Republic Services, Inc.	$4,736
		39,109
	Finance and Insurance - 0.0% (b)
254	Brown & Brown, Inc.	15,136
174	Signature Bank	24,273
93	US Bancorp	4,221
		43,630
	Food - 0.0% (b)
700	Campbell Soup Co.	37,569
435	Conagra Brands, Inc.	16,521
625	General Mills, Inc.	53,313
197	Hershey Co.	46,329
206	Hormel Foods Corp.	9,682
117	J.M. Smucker Co.	18,019
493	Kellogg Co.	35,964
173	Kraft Heinz Co.	6,808
170	Kroger Co.	8,362
498	Lamb Weston Holdings, Inc.	43,276
159	McCormick & Co., Inc.	13,544
408	Sysco Corp.	35,296
140	Tyson Foods, Inc., Class A	9,279
		333,962
	Forest Products & Paper - 0.0% (b)
631	International Paper Co.	23,423

	Gas - 0.0% (b)
258	Atmos Energy Corp.	31,011
773	NiSource, Inc.	21,598
		52,609
	Hand/Machine Tools - 0.0% (b)
150	Snap-on, Inc.	36,090
215	Stanley Black & Decker, Inc.	17,570
		53,660
	Health Care and Social Assistance - 0.0% (b)
85	Molina Healthcare, Inc. (a)	28,625

	Healthcare Products - 0.0% (b)
113	ABIOMED, Inc. (a)	42,690
65	Align Technology, Inc. (a)	12,783
162	Baxter International, Inc.	9,158
115	Boston Scientific Corp. (a)	5,206
67	Cooper Cos., Inc.	21,195
1,309	Dentsply Sirona, Inc.	39,610

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
56	Edwards Lifesciences Corp. (a)	$4,326
247	Hologic, Inc. (a)	18,812
28	IDEXX Laboratories, Inc. (a)	11,924
19	Intuitive Surgical, Inc. (a)	5,137
37	ResMed, Inc.	8,517
85	STERIS PLC	15,788
121	Teleflex, Inc.	28,329
51	West Pharmaceutical Services, Inc.	11,968
105	Zimmer Biomet Holdings, Inc.	12,611
		248,054
	Healthcare Services - 0.1%
161	Anthem, Inc.	85,800
390	Centene Corp. (a)	33,949
364	DaVita, Inc. (a)	26,838
23	HCA Healthcare, Inc.	5,525
111	Humana, Inc.	61,039
37	IQVIA Holdings, Inc. (a)	8,067
61	Laboratory Corp. of America Holdings	14,683
142	Quest Diagnostics, Inc.	21,560
575	UnitedHealth Group, Inc.	314,962
400	Universal Health Services, Inc., Class B	52,340
		624,763
	Home Builders - 0.0% (b)
397	DR Horton, Inc.	34,142
341	Lennar Corp., Class A	29,950
10	NVR, Inc. (a)	46,390
713	PulteGroup, Inc.	31,928
		142,410
	Home Furnishings - 0.0% (b)
234	Whirlpool Corp.	34,288

	Household Products/Wares - 0.0% (b)
110	Avery Dennison Corp.	21,266
180	Church & Dwight Co., Inc.	14,737
187	Clorox Co.	27,798
51	Kimberly-Clark Corp.	6,917
		70,718
	Housewares - 0.0% (b)
2,819	Newell Brands, Inc.	36,562

	Information - 0.0% (b)
933	Ceridian HCM Holding, Inc. (a)	63,855
468	CoStar Group, Inc. (a)	37,927

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
80	FactSet Research Systems, Inc.	$36,903
3,660	Lumen Technologies, Inc.	20,020
463	PTC, Inc. (a)	58,898
745	Warner Bros Discovery, Inc. (a)	8,493
		226,096
	Insurance - 0.1%
679	Aflac, Inc.	48,841
57	Allstate Corp.	7,632
129	American International Group, Inc.	8,141
16	Aon PLC, Class A	4,933
235	Arthur J Gallagher & Co.	46,791
212	Assurant, Inc.	27,183
187	Cincinnati Financial Corp.	20,750
97	Everest Re Group, Ltd.	32,780
391	Globe Life, Inc.	46,904
200	Hartford Financial Services Group, Inc.	15,274
701	Lincoln National Corp.	27,297
396	Loews Corp.	23,027
80	MetLife, Inc.	6,136
477	Principal Financial Group, Inc.	42,777
549	Progressive Corp.	72,550
82	Prudential Financial, Inc.	8,858
44	Travelers Cos., Inc.	8,352
55	Willis Towers Watson PLC	13,539
535	WR Berkley Corp.	40,810
		502,575
	Internet - 0.0% (b)
2	Booking Holdings, Inc. (a)	4,159
125	CDW Corp.	23,580
306	eBay, Inc.	13,904
186	Expedia Group, Inc. (a)	19,872
352	F5 Networks, Inc. (a)	54,423
1,506	Gen Digital, Inc.	34,578
175	Netflix, Inc. (a)	53,468
133	VeriSign, Inc. (a)	26,575
		230,559
	Iron/Steel - 0.0% (b)
254	Nucor Corp.	38,087

	Leisure Time - 0.0% (b)
2,255	Carnival Corp. (a)	22,392
2,994	Norwegian Cruise Line Holdings, Ltd. (a)	49,221
463	Royal Caribbean Cruises, Ltd. (a)	27,748
		99,361

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
	Lodging - 0.0% (b)
63	Hilton Worldwide Holdings, Inc.	$8,985
916	Las Vegas Sands Corp. (a)	42,905
39	Marriott International, Inc., Class A	6,449
666	MGM Resorts International	24,549
534	Wynn Resorts, Ltd. (a)	44,674
		127,562
	Machinery - Diversified - 0.0% (b)
180	Deere & Co.	79,380
104	Dover Corp.	14,763
140	IDEX Corp.	33,249
265	Ingersoll Rand, Inc.	14,302
116	Otis Worldwide Corp.	9,059
38	Rockwell Automation, Inc.	10,040
167	Wabtec Corp.	16,882
144	Xylem, Inc.	16,178
		193,853
	Manufacturing - 0.0% (b)
300	Bio-Techne Corp.	25,497
231	Catalent, Inc. (a)	11,580
193	Enphase Energy, Inc. (a)	61,874
105	Generac Holdings, Inc. (a)	11,080
126	Keurig Dr Pepper, Inc.	4,872
42	Moderna, Inc. (a)	7,388
66	Monolithic Power Systems, Inc.	25,209
80	Nordson Corp.	18,919
70	NXP Semiconductors NV	12,309
763	ON Semiconductor Corp. (a)	57,378
1,455	Organon & Co.	37,859
632	Seagate Technology Holdings Plc	33,477
115	SolarEdge Technologies, Inc. (a)	34,369
446	Teradyne, Inc.	41,679
557	Trimble, Inc. (a)	33,281
		416,771
	Media - 0.0% (b)
15	Charter Communications, Inc., Class A (a)	5,869
2,039	DISH Network Corp., Class A (a)	32,726
463	Fox Corp., Class A	15,024
1,779	News Corp., Class A	34,068
919	Paramount Global, Class B	18,454
		106,141

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
	Mining - 0.0% (b)
229	Freeport-McMoRan, Inc.	$9,114
179	Newmont Goldcorp Corp.	8,497
		17,611
	Mining, Quarrying, and Oil and Gas Extraction - 0.0% (b)
620	APA Corp.	29,047

	Miscellaneous Manufacturing - 0.0% (b)
541	AO Smith Corp.	32,860
30	Eaton Corp PLC	4,904
20	Illinois Tool Works, Inc.	4,549
28	Parker-Hannifin Corp.	8,370
276	Textron, Inc.	19,701
43	Trane Technologies PLC	7,672
		78,056
	Office/Business Equipment - 0.0% (b)
115	Zebra Technologies Corp., Class A (a)	31,082

	Oil & Gas - 0.1%
423	Cabot Oil & Gas Corp.	11,806
1,164	ConocoPhillips	143,766
105	Devon Energy Corp.	7,194
96	Diamondback Energy, Inc.	14,210
33	EOG Resources, Inc.	4,684
2,811	Exxon Mobil Corp.	312,977
394	Hess Corp.	56,700
688	Marathon Oil Corp.	21,073
569	Marathon Petroleum Corp.	69,310
1,025	Occidental Petroleum Corp.	71,227
82	Phillips 66	8,892
22	Pioneer Natural Resources Co.	5,192
58	Valero Energy Corp.	7,750
		734,781
	Oil & Gas Services - 0.0% (b)
509	Baker Hughes & GE Co.	14,771
419	Halliburton Co.	15,876
1,481	Schlumberger, Ltd.	76,346
		106,993
	Packaging & Containers - 0.0% (b)
1,373	Amcor PLC	16,956
329	Ball Corp.	18,450
200	Packaging Corp of America	27,178

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
834	Sealed Air Corp.	$44,394
929	Westrock Co.	35,228
		142,206
	Pharmaceuticals - 0.1%
63	AmerisourceBergen Corp.	10,754
16	Becton Dickinson & Co.	3,989
1,161	Bristol-Myers Squibb Co.	93,205
438	Cardinal Health, Inc.	35,115
277	Cigna Corp.	91,103
98	DexCom, Inc. (a)	11,395
802	Eli Lilly & Co.	297,606
401	Henry Schein, Inc. (a)	32,449
139	McKesson Corp.	53,054
1,702	Merck & Co., Inc.	187,424
2,679	Viatris, Inc.	29,549
23	Zoetis, Inc.	3,545
		849,188
	Pipelines - 0.0% (b)
390	Kinder Morgan, Inc.	7,457
185	ONEOK, Inc.	12,380
225	Williams Cos., Inc.	7,807
		27,644
	Professional, Scientific, and Technical Services - 0.0% (b)
142	Charles River Laboratories International, Inc. (a)	32,457
120	EPAM Systems, Inc. (a)	44,230
126	Jacobs Solutions, Inc.	15,944
386	Match Group, Inc. (a)	19,516
		112,147
	Real Estate - 0.0% (b)
154	CBRE Group, Inc., Class A (a)	12,258

	Real Estate Investment Trusts - 0.1%
76	Alexandria Real Estate Equities, Inc.	11,826
50	AvalonBay Communities, Inc.	8,745
271	Boston Properties, Inc.	19,534
158	Camden Property Trust	19,012
24	Crown Castle International Corp.	3,394
78	Digital Realty Trust, Inc.	8,772
8	Equinix, Inc.	5,525
144	Equity Residential	9,340
62	Essex Property Trust, Inc.	13,663
145	Extra Space Storage, Inc.	23,300
383	Federal Realty OP LP	42,551
796	Healthpeak Properties, Inc.	20,903

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
2,135	Host Hotels & Resorts, Inc.	$40,437
338	Invitation Homes, Inc.	11,029
642	Iron Mountain, Inc.	34,880
1,635	Kimco Realty Corp.	37,474
87	Mid-America Apartment Communities, Inc.	14,345
90	Public Storage	26,816
366	Realty Income Corp.	23,084
498	Regency Centers Corp.	33,082
26	SBA Communications Corp.	7,782
231	Simon Property Group, Inc.	27,591
438	UDR, Inc.	18,164
332	Ventas, Inc.	15,448
1,074	VICI Properties, Inc.	36,731
2,187	Vornado Realty Trust	55,309
120	Welltower, Inc.	8,524
403	Weyerhaeuser Co.	13,182
		590,443
	Retail - 0.1%
158	Advance Auto Parts, Inc.	23,856
23	AutoZone, Inc. (a)	59,317
239	Best Buy Co., Inc.	20,387
245	CarMax, Inc. (a)	16,993
23	Chipotle Mexican Grill, Inc. (a)	37,420
187	Costco Wholesale Corp.	100,840
260	Darden Restaurants, Inc.	38,217
189	Dollar General Corp.	48,323
55	Dollar Tree, Inc. (a)	8,266
67	Domino’s Pizza, Inc.	26,045
241	Genuine Parts Co.	44,183
460	McDonald’s Corp.	125,483
72	O’Reilly Automotive, Inc. (a)	62,247
99	Ross Stores, Inc.	11,649
554	Starbucks Corp.	56,619
23	Target Corp.	3,843
947	TJX Cos., Inc.	75,807
64	Tractor Supply Co.	14,484
81	Ulta Beauty, Inc. (a)	37,652
262	Walgreens Boots Alliance, Inc.	10,873
72	Yum! Brands, Inc.	9,264
		831,768
	Retail Trade - 0.0% (b)
841	Bath & Body Works, Inc.	35,742
210	Etsy, Inc. (a)	27,739
		63,481

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
	Semiconductors - 0.0% (b)
58	Advanced Micro Devices, Inc. (a)	$4,503
41	Analog Devices, Inc.	7,048
71	Applied Materials, Inc.	7,782
140	Intel Corp.	4,210
121	KLA Corp.	47,571
21	Lam Research Corp.	9,920
575	Microchip Technology, Inc.	45,534
161	Micron Technology, Inc.	9,282
633	Qorvo, Inc. (a)	62,825
464	QUALCOMM, Inc.	58,691
304	Skyworks Solutions, Inc.	29,068
343	Texas Instruments, Inc.	61,898
		348,332
	Shipbuilding - 0.0% (b)
160	Huntington Ingalls Industries, Inc.	37,114

	Software - 0.1%
409	Akamai Technologies, Inc. (a)	38,798
93	ANSYS, Inc. (a)	23,650
59	Autodesk, Inc. (a)	11,915
156	Broadridge Financial Solutions, Inc.	23,261
271	Cadence Design Systems, Inc. (a)	46,623
225	Electronic Arts, Inc.	29,425
113	Fidelity National Information Services, Inc.	8,201
533	Fiserv, Inc. (a)	55,624
10	Intuit, Inc.	4,076
285	Jack Henry & Associates, Inc.	53,965
17	MSCI, Inc.	8,633
91	Paychex, Inc.	11,287
69	Paycom Software, Inc. (a)	23,398
15	ServiceNow, Inc. (a)	6,244
151	Synopsys, Inc. (a)	51,271
226	Take-Two Interactive Software, Inc. (a)	23,886
90	Tyler Technologies, Inc. (a)	30,847
		451,104
	Telecommunications - 0.0% (b)
384	Arista Networks, Inc. (a)	53,491
2,036	AT&T, Inc.	39,254
560	Corning, Inc.	19,113
1,955	Juniper Networks, Inc.	64,984
194	Motorola Solutions, Inc.	52,807
1,025	T-Mobile US, Inc. (a)	155,247
		384,896

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares			Value
	Textiles - 0.0% (b)
460	Mohawk Industries, Inc. (a)		$46,612

	Toys/Games/Hobbies - 0.0% (b)
344	Hasbro, Inc.		21,610

	Transportation - 0.0% (b)
289	CH Robinson Worldwide, Inc.		28,964
167	Expeditors International of Washington, Inc.		19,382
36	FedEx Corp.		6,560
154	JB Hunt Transport Services, Inc.		28,319
18	Norfolk Southern Corp.		4,617
92	Old Dominion Freight Line, Inc.		27,840
			115,682
	Utilities - 0.0% (b)
107	Constellation Energy Corp.		10,285

	Water - 0.0% (b)
69	American Water Works Co., Inc.		10,471

	Wholesale Trade - 0.0% (b)
63	Pool Corp.		20,753

	TOTAL COMMON STOCKS (Cost - $12,767,816)		13,423,893

Contracts		Notional Amount
	PURCHASED OPTIONS - 0.2% (a)(c)
	PURCHASED CALL OPTIONS - 0.1%
	iShares China Large-Cap ETF
15,000	Expiration: December 2022, Exercise Price: $32.00	$42,240,000	187,500
	iShares MSCI Germany ETF
3,000	Expiration: January 2023, Exercise Price: $25.50	7,617,000	247,500
3,500	Expiration: January 2023, Exercise Price: $26.50	8,886,500	148,750
	TOTAL PURCHASED CALL OPTIONS (Cost - $2,231,488)		583,750

	PURCHASED PUT OPTIONS - 0.1%
	CBOE Volatility Index
1,250	Expiration: February 2023, Exercise Price: $22.00	2,571,250	144,375
	iShares MSCI EAFE ETF (g)
7,500	Expiration: June 2023, Exercise Price: $54.00	50,340,000	937,500
	iShares MSCI Emerging Markets ETF (g)
15,000	Expiration: December 2022, Exercise Price: $37.50	59,280,000	15,000

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Contracts		Notional Amount	Value
15,000	Expiration: December 2022, Exercise Price: $37.00	$59,280,000	$525,000
	TOTAL PURCHASED PUT OPTIONS (Cost - $2,471,944)		1,621,875
	TOTAL PURCHASED OPTIONS (Cost - $4,703,432)		2,205,625
Shares
	SHORT TERM INVESTMENTS - 1.6%
	Money Market Funds - 1.6%
20,695,725	First American Treasury Obligations Fund, Class X, 3.75% (d)		20,695,725
	TOTAL SHORT TERM INVESTMENTS (Cost - $20,695,725)		20,695,725

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 0.4%
5,133,800	First American Government Obligations Fund, Class X, 3.67% (d)		5,133,800
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost - $5,133,800)		5,133,800

	TOTAL INVESTMENTS - 100.5% (Cost - $1,267,763,100)		1,279,266,925
	Liabilities in Excess of Other Assets - (0.5)%		(5,809,863)
	NET ASSETS - 100.0%		$1,273,457,062

Contracts		Notional Value
	SCHEDULE OF WRITTEN OPTIONS - 0.0% (a)(b)(c)
	WRITTEN PUT OPTIONS - 0.0% (b)
7,500	iShares MSCI EAFE ETF
	Expiration: March 2023, Exercise Price $54.00	$50,340,000	273,750
15,000	iShares MSCI Emerging Markets ETF
	Expiration: December 2022, Exercise Price $35.00	59,280,000	195,000
	TOTAL WRITTEN PUT OPTIONS (Premiums Received $1,170,188)		468,750
	TOTAL OPTIONS WRITTEN (Premiums Received $1,170,188)		$468,750

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	Non-income producing security.

(b)	Rounds to less than 0.1%

(c)	Each option is exercisable into 100 shares of the underlying security.

(d)	Interest rate reflects seven-day yield on November 30, 2022.

(e)

All or a portion of the security is segregated as collateral for written options. The value of the securities segregated as collateral for written options is $66,184,500, which is 5.2% of total net assets.

(f)	All or a portion of this security is out on loan as of November 30, 2022.

(g)	Held in connection with a written option, see Schedule of Written Options for more details.

(h)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

See accompanying notes to financial statements.

Horizon Active Income Fund PORTFOLIO OF INVESTMENTS November 30, 2022

Shares		Value
	INVESTMENT COMPANIES - 99.4%
	Exchange Traded Funds - 99.4%
1,471,373	First Trust TCW Opportunistic Fixed Income ETF (a)	$65,034,687
524,077	Hartford Total Return Bond ETF (a)	17,346,949
2,410	Invesco Senior Loan ETF (a)	50,176
824,932	iShares 1-3 Year Treasury Bond ETF	67,165,963
402,081	iShares 7-10 Year Treasury Bond ETF	39,247,127
223,984	iShares Core U.S. Aggregate Bond ETF	22,015,387
430,267	iShares iBoxx Investment Grade Corporate Bond ETF	46,365,572
281,416	iShares MBS ETF (a)	26,450,290
294	iShares National AMT-Free Muni Bond ETF	31,229
410	Janus Henderson AAA CLO ETF	20,246
472,365	Janus Henderson Mortgage-Backed Securities ETF	21,691,615
92,269	Overlay Shares Core Bond ETF	1,916,270
398,309	SPDR Bloomberg 1-3 Month T-Bill ETF	36,512,986
983,210	SPDR Portfolio Long Term Treasury ETF (a)	29,348,818
2,285,817	SPDR Portfolio Short Term Corporate Bond ETF	67,317,311
761	VanEck Fallen Angel High Yield Bond ETF	20,912
	TOTAL INVESTMENT COMPANIES (Cost - $474,695,728)	440,535,538

	SHORT TERM INVESTMENTS - 0.6%
	Money Market Funds - 0.6%
2,657,974	First American Treasury Obligations Fund, Class X, 3.75% (b)	2,657,974
	TOTAL SHORT TERM INVESTMENTS (Cost - $2,657,974)	2,657,974

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 1.8%
7,997,981	First American Government Obligations Fund, Class X, 3.67% (b)	7,997,981
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost - $7,997,981)	7,997,981

	TOTAL INVESTMENTS - 101.8% (Cost - $485,351,683)	451,191,493
	Liabilities in Excess of Other Assets - (1.8)%	(8,066,824)
	NET ASSETS - 100.0%	$443,124,669

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is out on loan as of November 30, 2022.

(b)	Interest rate reflects seven-day yield on November 30, 2022.

See accompanying notes to financial statements.

Horizon Active Dividend Fund PORTFOLIO OF INVESTMENTS November 30, 2022

Shares		Value
	COMMON STOCKS - 98.2%
	Accommodation and Food Services - 0.6%
2,423	Vail Resorts, Inc.	$624,019

	Aerospace/Defense - 1.6%
3,575	Lockheed Martin Corp.	1,734,554

	Apparel - 0.6%
16,806	Tapestry, Inc.	634,763

	Auto Manufacturers - 0.6%
2,357	Cummins, Inc.	591,984

	Banks - 8.2%
13,222	Bank of New York Mellon Corp.	606,890
11,367	Bank of Nova Scotia	593,357
12,113	Citigroup, Inc.	586,390
4,839	Goldman Sachs Group, Inc.	1,868,580
32,720	JPMorgan Chase & Co.	4,521,250
7,737	State Street Corp.	616,407
		8,792,874
	Beverages - 5.8%
50,472	Coca-Cola Co.	3,210,524
10,967	Molson Coors Brewing Co., Class B	604,391
12,819	PepsiCo, Inc.	2,378,053
		6,192,968
	Biotechnology - 2.2%
4,875	Amgen, Inc.	1,396,200
11,248	Gilead Sciences, Inc.	987,912
		2,384,112
	Chemicals - 1.5%
4,586	Linde PLC	1,543,097

	Commercial Services - 0.9%
3,726	Automatic Data Processing, Inc.	984,186

	Computers - 2.3%
6,073	Accenture PLC, Class A	1,827,548
3,978	International Business Machines Corp.	592,324
		2,419,872
	Cosmetics/Personal Care - 4.2%
22,416	Procter & Gamble Co.	3,343,570
23,028	Unilever PLC ADR	1,160,151
		4,503,721

See accompanying notes to financial statements.

Horizon Active Dividend Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
	Diversified Financial Services - 5.4%
6,883	American Express Co.	$1,084,692
30,411	Ares Capital Corp. (a)	597,576
2,201	BlackRock, Inc.	1,575,916
5,939	Capital One Financial Corp.	613,142
5,455	Discover Financial Services	591,104
16,443	Synchrony Financial	617,928
4,780	T. Rowe Price Group, Inc.	597,070
		5,677,428
	Electronics - 1.3%
6,225	Honeywell International, Inc.	1,366,699

	Finance and Insurance - 2.8%
5,942	Bank of Montreal	581,306
6,475	Blackstone, Inc.	592,657
14,860	Fidelity National Financial, Inc.	599,749
4,272	Reinsurance Group of America, Inc.	616,877
32,050	UBS Group AG	591,002
		2,981,591
	Food - 0.6%
7,263	General Mills, Inc.	619,534

	Healthcare Products - 1.6%
16,290	Abbott Laboratories	1,752,478

	Healthcare Services - 4.4%
8,560	UnitedHealth Group, Inc.	4,688,825

	Household Products/Wares - 0.6%
4,009	Clorox Co.	595,938

	Insurance - 2.8%
1,831	Everest Re Group, Ltd.	618,768
8,033	Hartford Financial Services Group, Inc.	613,480
33,324	Manulife Financial Corp.	600,832
7,772	MetLife, Inc.	596,112
3,185	Travelers Cos., Inc.	604,545
		3,033,737
	Machinery - Construction & Mining - 1.6%
7,348	Caterpillar, Inc.	1,737,141

	Management of Companies and Enterprises - 1.2%
12,741	Royal Bank of Canada	1,271,297

See accompanying notes to financial statements.

Horizon Active Dividend Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
	Manufacturing - 0.9%
4,991	Diageo PLC ADR	$931,071

	Mining - 0.6%
13,136	Newmont Goldcorp Corp.	623,566

	Mining, Quarrying, and Oil and Gas Extraction - 1.1%
37,864	Barrick Gold Corp.	617,941
9,924	Canadian Natural Resources, Ltd.	592,661
		1,210,602
	Oil & Gas - 12.1%
19,174	Chevron Corp.	3,514,786
12,135	ConocoPhillips	1,498,794
5,490	EOG Resources, Inc.	779,196
40,610	Exxon Mobil Corp.	4,521,517
2,356	Pioneer Natural Resources Co.	555,992
24,399	Total Energies ADR	1,522,986
4,282	Valero Energy Corp.	572,161
		12,965,432
	Pharmaceuticals - 14.3%
16,578	AbbVie, Inc.	2,672,042
19,472	Bristol-Myers Squibb Co.	1,563,212
2,603	Cigna Corp.	856,101
24,769	Johnson & Johnson	4,408,882
23,082	Merck & Co., Inc.	2,541,790
53,940	Pfizer, Inc.	2,704,012
53,734	Viatris, Inc.	592,686
		15,338,725
	Real Estate Investment Trusts - 1.7%
29,555	Annaly Capital Management, Inc.	640,457
11,742	Gaming and Leisure Properties, Inc.	617,747
2,016	Public Storage	600,687
		1,858,891
	Retail - 5.0%
4,001	Advance Auto Parts, Inc.	604,111
9,787	TJX Cos., Inc.	783,449
25,776	Walmart, Inc.	3,928,778
		5,316,338
	Semiconductors - 5.8%
5,025	Broadcom, Inc.	2,768,926
10,521	QUALCOMM, Inc.	1,330,801
11,884	Texas Instruments, Inc.	2,144,587
		6,244,314

See accompanying notes to financial statements.

Horizon Active Dividend Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
	Telecommunications - 1.7%
36,096	Cisco Systems, Inc.	$1,794,693

	Transportation - 3.7%
2,378	Norfolk Southern Corp.	609,957
8,394	Union Pacific Corp.	1,825,108
8,162	United Parcel Service, Inc., Class B	1,548,576
		3,983,641
	Wholesale Trade - 0.5%
2,125	Watsco, Inc.	571,582

	TOTAL COMMON STOCKS (Cost - $99,358,249)	104,969,673

	PREFERRED STOCKS - 0.2%
	Manufacturing - 0.2%
9,473	Pitney Bowes, Inc.	172,693

	TOTAL PREFERRED STOCKS (Cost - $173,879)	172,693

	SHORT TERM INVESTMENTS - 1.4%
	Money Market Funds - 1.4%
1,556,119	First American Treasury Obligations Fund, Class X, 3.75% (b)	1,556,119
	TOTAL SHORT TERM INVESTMENTS (Cost - $1,556,119)	1,556,119

	INVESTMENTS PURCHASED WITH PROCEEDS
	FROM SECURITIES LENDING - 0.5%
553,000	First American Government Obligations Fund, Class X, 3.67% (b)	553,000
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS
	FROM SECURITIES LENDING (Cost - $553,000)	553,000

	TOTAL INVESTMENTS - 100.3% (Cost - $101,641,247)	107,251,485
	Liabilities in Excess of Other Assets - (0.3)%	(282,662)
	NET ASSETS - 100.0%	$106,968,823

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	All or a portion of this security is out on loan as of November 30, 2022.

(b)	Interest rate reflects seven-day yield on November 30, 2022.

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS November 30, 2022

Shares		Value
	COMMON STOCKS - 95.3%
	Accommodation and Food Services - 0.0% (b)
2,253	Caesars Entertainment, Inc. (a)	$114,475

	Advertising - 0.1%
4,065	Interpublic Group of Cos., Inc.	139,674
2,140	Omnicom Group, Inc.	170,686
		310,360
	Aerospace/Defense - 1.3%
5,615	Boeing Co. (a)	1,004,411
2,314	General Dynamics Corp.	584,031
3,815	Howmet Aerospace, Inc.	143,711
1,977	L3Harris Technologies, Inc.	448,937
2,422	Lockheed Martin Corp. (e)	1,175,130
1,494	Northrop Grumman Corp. (e)	796,735
479	Teledyne Technologies, Inc. (a)	201,228
535	TransDigm Group, Inc.	336,248
		4,690,431
	Agriculture - 0.8%
18,588	Altria Group, Inc. (e)	865,829
5,751	Archer Daniels Midland Co.	560,722
15,974	Philip Morris International, Inc. (e)	1,592,129
		3,018,680
	Airlines - 0.2%
1,295	Alaska Air Group, Inc. (a)	61,435
6,701	American Airlines Group, Inc. (a)	96,696
6,651	Delta Air Lines, Inc. (a)	235,246
6,133	Southwest Airlines Co. (a)	244,768
3,320	United Airlines Holdings, Inc. (a)	146,644
		784,789
	Apparel - 0.5%
13,041	Nike, Inc., Class B	1,430,467
444	Ralph Lauren Corp.	50,225
2,667	Tapestry, Inc.	100,733
3,372	VF Corp.	110,669
		1,692,094
	Auto Manufacturers - 0.5%
1,574	Cummins, Inc.	395,326
40,303	Ford Motor Co. (e)	560,212
15,047	General Motors Co. (e)	610,306
3,548	PACCAR, Inc.	375,769
		1,941,613

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
	Auto Parts & Equipment - 0.1%
2,683	Aptiv PLC (a)	$286,195
2,476	BorgWarner, Inc.	105,255
		391,450
	Banks - 4.5%
72,509	Bank of America Corp.	2,744,466
7,646	Bank of New York Mellon Corp.	350,951
20,145	Citigroup, Inc.	975,220
5,159	Citizens Financial Group, Inc.	218,638
1,378	Comerica, Inc.	98,858
7,116	Fifth Third Bancorp	258,738
1,889	First Republic Bank	241,055
3,546	Goldman Sachs Group, Inc. (e)	1,369,288
14,910	Huntington Bancshares, Inc.	230,807
30,084	JPMorgan Chase & Co.	4,157,007
9,648	KeyCorp	181,479
1,806	M&T Bank Corp.	307,056
13,916	Morgan Stanley	1,295,162
2,165	Northern Trust Corp.	201,583
4,267	PNC Financial Services Group, Inc. (e)	717,965
9,818	Regions Financial Corp.	227,876
3,769	State Street Corp.	300,276
605	SVB Financial Group (a)	140,227
13,925	Truist Financial Corp. (e)	651,829
39,827	Wells Fargo & Co.	1,909,705
1,599	Zions Bancorp NA	82,860
		16,661,046
	Beverages - 1.7%
1,871	Brown-Forman Corp., Class B	136,621
40,098	Coca-Cola Co.	2,550,634
1,645	Constellation Brands, Inc., Class A	423,341
1,940	Molson Coors Brewing Co., Class B	106,913
3,984	Monster Beverage Corp. (a)	409,794
14,175	PepsiCo, Inc.	2,629,604
		6,256,907
	Biotechnology - 1.6%
5,524	Amgen, Inc.	1,582,073
1,488	Biogen, Inc. (a)	454,093
222	Bio-Rad Laboratories, Inc., Class A (a)	92,066
7,404	Corteva, Inc.	497,253
12,767	Gilead Sciences, Inc. (e)	1,121,325
1,611	Illumina, Inc. (a)(e)	351,327
1,927	Incyte Corp. (a)	153,524
1,129	Regeneron Pharmaceuticals, Inc. (a)(e)	848,669

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
2,622	Vertex Pharmaceuticals, Inc. (a)	$829,601
		5,929,931
	Building Materials - 0.4%
8,660	Carrier Global Corp.	383,811
1,375	Fortune Brands Home & Security, Inc.	89,843
6,777	Johnson Controls International PLC (e)	450,264
636	Martin Marietta Materials, Inc.	233,081
2,379	Masco Corp.	120,806
1,331	Vulcan Materials Co.	244,012
		1,521,817
	Chemicals - 1.5%
2,141	Air Products & Chemicals, Inc. (e)	664,053
1,212	Albemarle Corp.	336,924
1,030	Celanese Corp.	110,519
2,124	CF Industries Holdings, Inc.	229,796
7,423	Dow, Inc.	378,350
5,141	DuPont de Nemours, Inc.	362,492
1,270	Eastman Chemical Co.	110,007
1,297	FMC Corp.	169,440
2,635	International Flavors & Fragrances, Inc.	278,836
5,116	Linde PLC (e)	1,721,432
2,622	LyondellBasell Industries NV, Class A	222,896
3,874	Mosaic Co.	198,736
2,456	PPG Industries, Inc.	332,100
2,449	Sherwin-Williams Co. (e)	610,242
		5,725,823
	Commercial Services - 1.8%
4,290	Automatic Data Processing, Inc. (e)	1,133,161
889	Cintas Corp.	410,523
2,586	Ecolab, Inc. (e)	387,460
1,266	Equifax, Inc.	249,870
756	FleetCor Technologies, Inc. (a)	148,327
821	Gartner, Inc. (a)	287,654
2,999	Global Payments, Inc.	311,236
390	MarketAxess Holdings, Inc.	104,489
1,632	Moody’s Corp. (e)	486,777
12,326	PayPal Holdings, Inc. (a)	966,482
1,426	Quanta Services, Inc.	213,729
1,149	Robert Half International, Inc.	90,518
2,264	Rollins, Inc.	91,556
3,509	S&P Global, Inc.	1,237,975
724	United Rentals, Inc. (a)	255,594
1,640	Verisk Analytics, Inc.	301,284
		6,676,635

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
	Computers - 7.7%
6,654	Accenture PLC, Class A (e)	$2,002,388
158,853	Apple, Inc. (e)	23,515,010
5,996	Cognizant Technology Solutions Corp., Class A	373,011
2,460	DXC Technology Co. (a)	72,988
7,810	Fortinet, Inc. (a)	415,180
13,553	Hewlett Packard Enterprise Co.	227,419
9,501	HP, Inc.	285,410
9,314	International Business Machines Corp. (e)	1,386,855
1,406	Leidos Holdings, Inc.	153,718
2,320	NetApp, Inc.	156,855
3,288	Western Digital Corp. (a)	120,834
		28,709,668
	Cosmetics/Personal Care - 1.3%
8,589	Colgate-Palmolive Co. (e)	665,475
2,382	Estee Lauder Cos., Inc., Class A (e)	561,652
24,699	Procter & Gamble Co.	3,684,103
		4,911,230
	Distribution/Wholesale - 0.3%
4,343	Copart, Inc. (a)	289,070
5,869	Fastenal Co.	302,312
2,695	LKQ Corp.	146,420
465	WW Grainger, Inc.	280,423
		1,018,225
	Diversified Financial Services - 3.7%
6,278	American Express Co. (e)	989,350
1,122	Ameriprise Financial, Inc.	372,448
1,564	BlackRock, Inc. (e)	1,119,824
4,070	Capital One Financial Corp. (e)	420,187
1,084	CBOE Global Markets, Inc.	137,495
15,735	Charles Schwab Corp. (e)	1,298,767
3,661	CME Group, Inc. (e)	646,166
2,875	Discover Financial Services	311,535
2,825	Franklin Resources, Inc.	75,738
5,505	Intercontinental Exchange, Inc. (e)	596,247
4,800	Invesco, Ltd.	91,728
8,901	MasterCard, Inc., Class A	3,172,316
3,427	Nasdaq, Inc.	234,612
1,992	Raymond James Financial, Inc.	232,865
5,083	Synchrony Financial	191,019
2,372	T. Rowe Price Group, Inc.	296,287
17,093	Visa, Inc., Class A	3,709,181
		13,895,765

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
	Electric - 2.6%
6,823	AES Corp.	$197,321
2,566	Alliant Energy Corp.	144,466
2,635	Ameren Corp.	235,358
5,257	American Electric Power Co., Inc.	508,878
6,452	CenterPoint Energy, Inc.	200,722
3,001	CMS Energy Corp.	183,271
3,612	Consolidated Edison, Inc.	354,120
8,580	Dominion Energy, Inc. (e)	524,324
1,976	DTE Energy Co.	229,236
7,890	Duke Energy Corp. (e)	788,448
3,874	Edison International	258,241
2,069	Entergy Corp.	240,563
2,337	Evergy, Inc.	138,374
3,576	Eversource Energy	296,307
10,426	Exelon Corp.	431,324
5,599	FirstEnergy Corp.	230,903
20,249	NextEra Energy, Inc. (e)	1,715,090
2,412	NRG Energy, Inc.	102,389
16,089	PG&E Corp. (a)	252,597
1,144	Pinnacle West Capital Corp.	89,598
7,559	PPL Corp.	223,142
5,171	Public Service Enterprise Group, Inc.	313,104
3,187	Sempra Energy	529,648
10,968	Southern Co. (e)	741,875
3,231	WEC Energy Group, Inc.	320,321
5,583	Xcel Energy, Inc.	392,038
		9,641,658
	Electrical Components & Equipment - 0.2%
2,339	AMETEK, Inc.	333,120
5,988	Emerson Electric Co. (e)	573,471
		906,591
	Electronics - 1.3%
3,138	Agilent Technologies, Inc.	486,327
915	Allegion PLC	103,990
6,142	Amphenol Corp., Class A	494,001
3,648	Fortive Corp.	246,422
1,607	Garmin, Ltd.	149,435
6,847	Honeywell International, Inc. (e)	1,503,259
1,867	Keysight Technologies, Inc. (a)	337,722
236	Mettler-Toledo International, Inc. (a)	346,816
1,325	PerkinElmer, Inc.	185,142
1,100	Roper Technologies, Inc.	482,779

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
3,318	TE Connectivity, Ltd.	$418,466
626	Waters Corp. (a)	216,972
		4,971,331
	Entertainment - 0.0% (b)
1,476	Live Nation Entertainment, Inc. (a)	107,394

	Environmental Control - 0.3%
1,706	Pentair PLC	78,084
2,088	Republic Services, Inc.	290,837
3,835	Waste Management, Inc. (e)	643,206
		1,012,127
	Finance and Insurance - 0.3%
3,724	Arch Capital Group, Ltd. (a)	223,105
2,392	Brown & Brown, Inc.	142,539
654	Signature Bank	91,233
14,167	US Bancorp	643,040
		1,099,917
	Food - 1.2%
2,098	Campbell Soup Co.	112,600
4,907	Conagra Brands, Inc.	186,368
6,155	General Mills, Inc.	525,021
1,516	Hershey Co.	356,518
3,003	Hormel Foods Corp.	141,141
1,110	J.M. Smucker Co.	170,951
2,743	Kellogg Co.	200,102
8,186	Kraft Heinz Co.	322,119
6,732	Kroger Co.	331,147
1,485	Lamb Weston Holdings, Inc.	129,047
2,568	McCormick & Co., Inc.	218,742
14,102	Mondelez International, Inc., Class A (e)	953,436
5,275	Sysco Corp.	456,340
3,029	Tyson Foods, Inc., Class A	200,762
		4,304,294
	Forest Products & Paper - 0.0% (b)
3,720	International Paper Co.	138,086

	Gas - 0.1%
1,447	Atmos Energy Corp.	173,929
4,187	NiSource, Inc.	116,985
		290,914

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
	Hand/Machine Tools - 0.1%
555	Snap-on, Inc.	$133,533
1,538	Stanley Black & Decker, Inc.	125,685
		259,218
	Health Care and Social Assistance - 0.1%
596	Molina Healthcare, Inc. (a)	200,715

	Healthcare Products - 3.4%
18,374	Abbott Laboratories	1,976,675
460	ABIOMED, Inc. (a)	173,783
766	Align Technology, Inc. (a)	150,642
5,246	Baxter International, Inc.	296,556
14,883	Boston Scientific Corp. (a)(e)	673,753
519	Cooper Cos., Inc.	164,186
6,859	Danaher Corp. (e)	1,875,319
2,299	Dentsply Sirona, Inc.	69,568
6,528	Edwards Lifesciences Corp. (a)(e)	504,288
2,617	Hologic, Inc. (a)	199,311
885	IDEXX Laboratories, Inc. (a)(e)	376,895
3,688	Intuitive Surgical, Inc. (a)(e)	997,198
13,897	Medtronic PLC	1,098,419
1,539	ResMed, Inc.	354,278
1,036	STERIS PLC	192,427
3,528	Stryker Corp. (e)	825,164
492	Teleflex, Inc.	115,187
4,106	Thermo Fisher Scientific, Inc. (e)	2,300,263
779	West Pharmaceutical Services, Inc.	182,800
2,177	Zimmer Biomet Holdings, Inc.	261,458
		12,788,170
	Healthcare Services - 2.5%
2,451	Elevance Health (e)	1,306,187
5,837	Centene Corp. (a)	508,111
577	DaVita, Inc. (a)	42,542
2,240	HCA Healthcare, Inc. (e)	538,093
1,275	Humana, Inc. (e)	701,122
1,945	IQVIA Holdings, Inc. (a)	424,049
939	Laboratory Corp. of America Holdings	226,017
1,200	Quest Diagnostics, Inc.	182,196
9,535	UnitedHealth Group, Inc.	5,222,892
699	Universal Health Services, Inc., Class B	91,464
		9,242,673

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
	Home Builders - 0.2%
3,329	DR Horton, Inc.	$286,294
2,676	Lennar Corp., Class A	235,033
30	NVR, Inc. (a)	139,170
2,443	PulteGroup, Inc.	109,398
		769,895
	Home Furnishings - 0.0% (b)
588	Whirlpool Corp.	86,160

	Household Products/Wares - 0.3%
850	Avery Dennison Corp.	164,331
2,513	Church & Dwight Co., Inc.	205,739
1,254	Clorox Co.	186,407
3,482	Kimberly-Clark Corp.	472,264
		1,028,741
	Housewares - 0.0% (b)
4,027	Newell Brands, Inc.	52,230

	Information - 0.3%
1,551	Ceridian HCM Holding, Inc. (a)	106,150
4,074	CoStar Group, Inc. (a)	330,157
386	FactSet Research Systems, Inc.	178,058
10,293	Lumen Technologies, Inc.	56,303
1,043	PTC, Inc. (a)	132,680
23,844	Warner Bros Discovery, Inc. (a)	271,822
		1,075,170
	Insurance - 3.8%
5,969	Aflac, Inc.	429,350
2,845	Allstate Corp.	380,945
7,789	American International Group, Inc.	491,564
2,177	Aon PLC, Class A (e)	671,126
2,162	Arthur J Gallagher & Co.	430,476
558	Assurant, Inc.	71,547
18,659	Berkshire Hathaway, Inc., Class B (a)	5,944,757
4,318	Chubb, Ltd. (e)	948,190
1,658	Cincinnati Financial Corp.	183,972
403	Everest Re Group, Ltd.	136,190
942	Globe Life, Inc.	113,002
3,324	Hartford Financial Services Group, Inc.	253,854
2,263	Lincoln National Corp.	88,121
2,025	Loews Corp.	117,754
5,151	Marsh & McLennan Cos., Inc. (e)	892,050
7,008	MetLife, Inc.	537,514

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
2,396	Principal Financial Group, Inc.	$214,873
5,992	Progressive Corp. (e)	791,843
4,013	Prudential Financial, Inc.	433,524
2,446	Travelers Cos., Inc.	464,275
1,129	Willis Towers Watson PLC	277,915
2,102	WR Berkley Corp.	160,340
		14,033,182
	Internet - 5.7%
61,895	Alphabet, Inc., Class A (a)(e)	6,250,776
90,438	Amazon.com, Inc. (a)(e)	8,730,885
386	Booking Holdings, Inc. (a)(e)	802,668
1,416	CDW Corp.	267,114
5,234	eBay, Inc.	237,833
1,555	Expedia Group, Inc. (a)	166,136
619	F5 Networks, Inc. (a)	95,704
23,640	Meta Platforms, Inc., Class A (a)(e)	2,791,884
6,068	Gen Digital, Inc.	139,321
4,568	Netflix, Inc. (a)(e)	1,395,661
973	VeriSign, Inc. (a)	194,415
		21,072,397
	Iron/Steel - 0.1%
2,682	Nucor Corp.	402,166

	Leisure Time - 0.1%
10,376	Carnival Corp. (a)	103,033
4,350	Norwegian Cruise Line Holdings, Ltd. (a)	71,514
2,374	Royal Caribbean Cruises, Ltd. (a)	142,274
		316,821
	Lodging - 0.3%
2,841	Hilton Worldwide Holdings, Inc.	405,184
3,436	Las Vegas Sands Corp. (a)	160,942
2,929	Marriott International, Inc., Class A	484,310
3,635	MGM Resorts International	133,986
1,095	Wynn Resorts, Ltd. (a)	91,608
		1,276,030
	Machinery - Construction & Mining - 0.3%
5,415	Caterpillar, Inc. (e)	1,280,160

	Machinery - Diversified - 0.8%
2,843	Deere & Co. (e)	1,253,763
1,479	Dover Corp.	209,944
776	IDEX Corp.	184,292
3,991	Ingersoll Rand, Inc.	215,394

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
4,358	Otis Worldwide Corp.	$340,316
1,182	Rockwell Automation, Inc.	312,308
1,865	Wabtec Corp.	188,533
1,821	Xylem, Inc.	204,590
		2,909,140
	Manufacturing - 4.5%
55,393	Alphabet, Inc., Class C (a)(e)	5,619,620
1,644	Bio-Techne Corp.	139,724
1,899	Catalent, Inc. (a)	95,197
1,374	Enphase Energy, Inc. (a)	440,491
664	Generac Holdings, Inc. (a)	70,065
11,217	General Electric Co. (e)	964,325
8,828	Keurig Dr Pepper, Inc.	341,379
3,550	Moderna, Inc. (a)(e)	624,480
457	Monolithic Power Systems, Inc.	174,556
561	Nordson Corp.	132,671
2,772	NXP Semiconductors NV (e)	487,428
4,508	ON Semiconductor Corp. (a)	339,002
2,462	Organon & Co.	64,061
15,136	Raytheon Technologies Corp. (e)	1,494,226
2,083	Seagate Technology Holdings PLC	110,336
556	SolarEdge Technologies, Inc. (a)	166,166
1,637	Teradyne, Inc.	152,978
27,131	Tesla, Inc. (a)(e)	5,282,406
2,688	Trimble, Inc. (a)	160,608
		16,859,719
	Media - 1.2%
1,159	Charter Communications, Inc., Class A (a)	453,505
45,717	Comcast Corp., Class A	1,675,071
2,608	DISH Network Corp., Class A (a)	41,858
3,160	Fox Corp., Class A	102,542
1,514	Fox Corp., Class B	46,207
4,080	News Corp., Class A	78,132
1,281	News Corp., Class B	24,916
5,266	Paramount Global, Class B	105,741
19,130	Walt Disney Co. (a)	1,872,253
		4,400,225
	Mining - 0.3%
14,720	Freeport-McMoRan, Inc.	585,856
8,380	Newmont Goldcorp Corp.	397,799
		983,655

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
	Mining, Quarrying, and Oil and Gas Extraction - 0.1%
3,155	APA Corp.	$147,812
2,258	Targa Resources Corp.	167,972
		315,784
	Miscellaneous Manufacturing - 0.8%
5,665	3M Co. (e)	713,620
1,357	AO Smith Corp.	82,424
4,029	Eaton Corp PLC (e)	658,540
2,907	Illinois Tool Works, Inc.	661,255
1,293	Parker-Hannifin Corp.	386,530
2,180	Textron, Inc.	155,608
2,338	Trane Technologies PLC	417,146
		3,075,123
	Office/Business Equipment - 0.0% (b)
536	Zebra Technologies Corp., Class A (a)	144,870

	Oil & Gas - 4.0%
8,153	Cabot Oil & Gas Corp.	227,550
18,352	Chevron Corp.	3,364,105
12,366	ConocoPhillips (e)	1,527,325
6,550	Devon Energy Corp.	448,806
1,790	Diamondback Energy, Inc.	264,956
5,902	EOG Resources, Inc.	837,671
3,763	EQT Corp.	159,589
42,371	Exxon Mobil Corp.	4,717,587
2,818	Hess Corp.	405,538
6,547	Marathon Oil Corp.	200,534
5,038	Marathon Petroleum Corp.	613,679
7,590	Occidental Petroleum Corp.	527,429
4,913	Phillips 66	532,766
2,416	Pioneer Natural Resources Co.	570,152
3,990	Valero Energy Corp.	533,144
		14,930,831
	Oil & Gas Services - 0.4%
10,270	Baker Hughes & GE Co.	298,035
8,967	Halliburton Co.	339,760
14,219	Schlumberger, Ltd.	732,989
		1,370,784
	Packaging & Containers - 0.2%
15,353	Amcor PLC	189,610
2,952	Ball Corp.	165,548
960	Packaging Corp of America	130,454

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
1,549	Sealed Air Corp.	$82,453
2,626	Westrock Co.	99,578
		667,643
	Pharmaceuticals - 6.4%
18,122	AbbVie, Inc. (e)	2,920,904
1,606	AmerisourceBergen Corp.	274,128
2,984	Becton Dickinson & Co. (e)	744,031
21,665	Bristol-Myers Squibb Co. (e)	1,739,266
2,801	Cardinal Health, Inc.	224,556
3,068	Cigna Corp. (e)	1,009,035
13,432	CVS Health Corp. (e)	1,368,452
4,050	DexCom, Inc. (a)	470,934
8,043	Eli Lilly & Co. (e)	2,984,596
1,446	Henry Schein, Inc. (a)	117,010
27,000	Johnson & Johnson	4,806,000
1,472	McKesson Corp.	561,833
26,114	Merck & Co., Inc.	2,875,674
57,906	Pfizer, Inc.	2,902,828
12,641	Viatris, Inc.	139,430
5,495	Zoetis, Inc. (e)	846,999
		23,985,676
	Pipelines - 0.3%
20,255	Kinder Morgan, Inc.	387,276
4,532	ONEOK, Inc.	303,281
12,441	Williams Cos., Inc.	431,703
		1,122,260
	Professional, Scientific, and Technical Services - 0.2%
526	Charles River Laboratories International, Inc. (a)	120,228
630	EPAM Systems, Inc. (a)	232,205
1,329	Jacobs Solutions, Inc.	168,172
2,940	Match Group, Inc. (a)	148,646
		669,251
	Real Estate - 0.1%
3,347	CBRE Group, Inc., Class A (a)	266,421

	Real Estate Investment Trusts - 2.3%
1,543	Alexandria Real Estate Equities, Inc.	240,106
4,823	American Tower Corp. (e)	1,067,089
1,447	AvalonBay Communities, Inc.	253,080
1,475	Boston Properties, Inc.	106,318
4,461	Crown Castle International Corp. (e)	630,919
2,986	Digital Realty Trust, Inc.	335,806
874	Equinix, Inc. (e)	603,628
3,525	Equity Residential	228,632

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
671	Essex Property Trust, Inc.	$147,875
1,406	Extra Space Storage, Inc.	225,930
5,554	Healthpeak Properties, Inc.	145,848
7,583	Host Hotels & Resorts, Inc.	143,622
3,036	Iron Mountain, Inc.	164,946
6,387	Kimco Realty Corp.	146,390
1,189	Mid-America Apartment Communities, Inc.	196,042
9,589	Prologis, Inc. (e)	1,129,488
1,651	Public Storage	491,932
6,389	Realty Income Corp.	402,954
1,591	Regency Centers Corp.	105,690
1,122	SBA Communications Corp.	335,815
3,376	Simon Property Group, Inc.	403,229
3,114	UDR, Inc.	129,138
4,182	Ventas, Inc.	194,588
1,676	Vornado Realty Trust	42,386
4,854	Welltower, Inc.	344,780
7,721	Weyerhaeuser Co.	252,554
		8,468,785
	Retail - 5.3%
630	Advance Auto Parts, Inc.	95,124
202	AutoZone, Inc. (a)	520,958
2,077	Best Buy Co., Inc.	177,168
1,657	CarMax, Inc. (a)	114,930
286	Chipotle Mexican Grill, Inc. (a)	465,311
4,516	Costco Wholesale Corp. (e)	2,435,253
1,270	Darden Restaurants, Inc.	186,677
2,341	Dollar General Corp. (e)	598,547
2,162	Dollar Tree, Inc. (a)	324,927
369	Domino’s Pizza, Inc.	143,441
1,460	Genuine Parts Co.	267,662
10,738	Home Depot, Inc.	3,479,005
6,749	Lowe’s Cos., Inc. (e)	1,434,500
7,537	McDonald’s Corp.	2,056,018
656	O’Reilly Automotive, Inc. (a)	567,138
3,574	Ross Stores, Inc.	420,553
11,792	Starbucks Corp. (e)	1,205,142
4,797	Target Corp. (e)	801,435
11,957	TJX Cos., Inc. (e)	957,158
1,144	Tractor Supply Co.	258,899
535	Ulta Beauty, Inc. (a)	248,689
7,371	Walgreens Boots Alliance, Inc.	305,896
14,548	Walmart, Inc.	2,217,406
2,906	Yum! Brands, Inc.	373,886
		19,655,723

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
	Retail Trade - 0.1%
2,409	Bath & Body Works, Inc.	$102,383
1,169	Etsy, Inc. (a)	154,413
		256,796
	Semiconductors - 4.6%
16,405	Advanced Micro Devices, Inc. (a)(e)	1,273,520
5,422	Analog Devices, Inc. (e)	932,096
9,125	Applied Materials, Inc. (e)	1,000,100
4,235	Broadcom, Inc. (e)	2,333,612
42,058	Intel Corp.	1,264,684
1,458	KLA Corp. (e)	573,213
1,422	Lam Research Corp. (e)	671,725
5,759	Microchip Technology, Inc.	456,055
11,559	Micron Technology, Inc. (e)	666,376
25,943	NVIDIA Corp. (e)	4,390,334
1,101	Qorvo, Inc. (a)	109,274
12,609	QUALCOMM, Inc. (e)	1,594,913
1,692	Skyworks Solutions, Inc.	161,789
9,474	Texas Instruments, Inc. (e)	1,709,678
		17,137,369
	Shipbuilding - 0.0% (b)
437	Huntington Ingalls Industries, Inc.	101,367

	Software - 8.6%
7,304	Activision Blizzard, Inc. (e)	540,131
4,882	Adobe, Inc. (a)	1,683,948
1,655	Akamai Technologies, Inc. (a)	156,993
879	ANSYS, Inc. (a)	223,530
2,257	Autodesk, Inc. (a)(e)	455,801
1,197	Broadridge Financial Solutions, Inc.	178,485
2,830	Cadence Design Systems, Inc. (a)	486,873
2,722	Electronic Arts, Inc.	355,983
7,647	Fidelity National Information Services, Inc. (e)	555,019
6,756	Fiserv, Inc. (a)	705,056
2,942	Intuit, Inc. (e)	1,199,130
772	Jack Henry & Associates, Inc.	146,178
76,946	Microsoft Corp. (e)	19,632,002
838	MSCI, Inc. (e)	425,562
15,692	Oracle Corp.	1,302,907
3,310	Paychex, Inc.	410,539
487	Paycom Software, Inc. (a)	165,142
10,356	salesforce.com, Inc. (a)	1,659,549
2,090	ServiceNow, Inc. (a)(e)	870,067
1,578	Synopsys, Inc. (a)(e)	535,794

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
1,645	Take-Two Interactive Software, Inc. (a)	$173,860
420	Tyler Technologies, Inc. (a)	143,951
		32,006,500
	Real Estate and Rental and Leasing - 0.2%
730	Federal Realty OP LP	81,103
6,063	Invitation Homes, Inc.	197,836
9,962	VICI Properties, Inc.	340,700
		619,639
	Real Estate Investment Trusts - 0.0% (b)
1,114	Camden Property Trust	134,048

	Telecommunications - 2.0%
2,549	Arista Networks, Inc. (a)	355,076
73,624	AT&T, Inc.	1,419,471
43,259	Cisco Systems, Inc.	2,150,837
7,897	Corning, Inc.	269,525
3,340	Juniper Networks, Inc.	111,021
1,729	Motorola Solutions, Inc.	470,634
6,165	T-Mobile US, Inc. (a)(e)	933,751
43,301	Verizon Communications, Inc.	1,687,873
		7,398,188
	Textiles - 0.0% (b)
543	Mohawk Industries, Inc. (a)	55,022

	Toys/Games/Hobbies - 0.0% (b)
1,348	Hasbro, Inc.	84,681

	Transportation - 1.5%
1,266	CH Robinson Worldwide, Inc.	126,879
22,118	CSX Corp. (e)	723,037
1,688	Expeditors International of Washington, Inc.	195,909
2,481	FedEx Corp. (e)	452,088
869	JB Hunt Transport Services, Inc.	159,800
2,429	Norfolk Southern Corp. (e)	623,039
964	Old Dominion Freight Line, Inc.	291,716
6,430	Union Pacific Corp. (e)	1,398,075
7,684	United Parcel Service, Inc., Class B (e)	1,457,885
		5,428,428
	Utilities - 0.1%
3,315	Constellation Energy Corp.	318,638

	Water - 0.1%
1,865	American Water Works Co., Inc.	283,032

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
	Wholesale Trade - 0.0% (b)
412	Pool Corp.	$135,717
	TOTAL COMMON STOCKS (Cost - $325,721,289)	354,392,294

Contracts		Notional Amount
	PURCHASED OPTIONS - 0.8% (a)(c)(f)
	PURCHASED PUT OPTIONS - 0.8%
	S&P 500 Index
275	Expiration: December 2022, Exercise Price $3,850	$112,203,025	321,750
290	Expiration: January 2023, Exercise Price: $3,675	118,323,190	603,200
295	Expiration: February 2023, Exercise Price: $3,850	120,363,245	2,152,025
	TOTAL PURCHASED OPTIONS (Cost - $12,692,900)		3,076,975

Shares
	SHORT TERM INVESTMENTS - 4.0%
	Money Market Funds - 4.0%
15,026,232	First American Treasury Obligations Fund, Class X, 3.75% (d)	15,026,232
	TOTAL SHORT TERM INVESTMENTS (Cost - $15,026,232)	15,026,232

	TOTAL INVESTMENTS - 100.1% (Cost - $353,440,421)	372,495,501
	Liabilities in Excess of Other Assets - (0.1)%	(525,975)
	NET ASSETS - 100.0%	$371,969,526

Contracts		Notional Value
	SCHEDULE OF WRITTEN OPTIONS - (2.5)% (a)(c)
	SCHEDULE OF WRITTEN CALL OPTIONS - (2.3)%
	S&P 500 Index
275	Expiration: December 2022, Exercise Price $4,200	112,203,025	719,125
290	Expiration: January 2023, Exercise Price $4,050	118,323,190	4,347,100
295	Expiration: February 2023, Exercise Price $4,175	120,363,245	3,551,800
	TOTAL WRITTEN CALL OPTIONS (Premiums Received $6,720,346)		8,618,025

See accompanying notes to financial statements.

Horizon Defined Risk Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Contracts		Notional Value	Value
	SCHEDULE OF WRITTEN PUT OPTIONS - (0.2)%
	S&P 500 Index
275	Expiration: December 2022, Exercise Price $3,425	112,203,025	$31,625
290	Expiration: January 2023, Exercise Price $3,250	118,323,190	137,750
295	Expiration: February 2023, Exercise Price $3,450	120,363,245	582,625
	TOTAL WRITTEN PUT OPTIONS (Premiums Received $4,265,075)		752,000

	TOTAL OPTIONS WRITTEN (Premiums Received $10,985,421)		$9,370,025

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Rounds to less than 0.1%.

(c)	Each option is exercisable into 100 shares of the underlying security.

(d)	Interest rate reflects seven-day yield on November 30, 2022.

(e)

All or a portion of the security is segregated as collateral for written options. The value of the securities segregated as collateral for written options is $69,911,049, which is 18.8% of total net assets.

(f)	Held in connection with a written option, see Schedule of Written Options for more details.

See accompanying notes to financial statements.

Horizon U.S. Defensive Equity Fund PORTFOLIO OF INVESTMENTS November 30, 2022

Shares		Value
	COMMON STOCKS - 99.1%
	Aerospace/Defense - 2.2%
3,484	General Dynamics Corp.	$879,327
6,511	Howmet Aerospace, Inc.	245,269
4,169	Lockheed Martin Corp.	2,022,757
		3,147,353
	Agriculture - 0.6%
8,671	Archer Daniels Midland Co.	845,423

	Airlines - 0.1%
3,695	Alaska Air Group, Inc. (a)	175,291

	Auto Manufacturers - 0.7%
22,978	Ford Motor Co.	319,394
6,794	PACCAR, Inc.	719,553
		1,038,947
	Auto Parts & Equipment - 0.1%
3,724	BorgWarner, Inc.	158,307

	Banks - 4.5%
30,494	Huntington Bancshares, Inc.	472,047
28,824	JPMorgan Chase & Co.	3,982,900
3,223	M&T Bank Corp.	547,975
17,130	Regions Financial Corp.	397,587
6,739	State Street Corp.	536,896
12,244	Truist Financial Corp.	573,142
		6,510,547
	Beverages - 2.2%
16,909	PepsiCo, Inc.	3,136,789

	Biotechnology - 3.8%
7,415	Amgen, Inc.	2,123,656
532	Biogen, Inc. (a)	162,350
6,657	Corteva, Inc.	447,084
14,132	Gilead Sciences, Inc.	1,241,213
1,786	Incyte Corp. (a)	142,291
818	Regeneron Pharmaceuticals, Inc. (a)	614,891
2,150	Vertex Pharmaceuticals, Inc. (a)	680,260
		5,411,745
	Chemicals - 1.6%
1,333	Air Products & Chemicals, Inc.	413,443
5,105	CF Industries Holdings, Inc.	552,310
8,841	Dow, Inc.	450,626

See accompanying notes to financial statements.

Horizon U.S. Defensive Equity Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
5,682	LyondellBasell Industries NV, Class A	$483,027
7,359	Mosaic Co.	377,517
		2,276,923
	Commercial Services - 2.5%
5,346	Automatic Data Processing, Inc.	1,412,092
1,335	Cintas Corp.	616,476
1,988	Gartner, Inc. (a)	696,536
1,853	Quanta Services, Inc.	277,728
1,648	United Rentals, Inc. (a)	581,793
		3,584,625
	Computers - 6.5%
5,510	Accenture PLC, Class A	1,658,124
46,228	Apple, Inc.	6,843,131
3,091	Leidos Holdings, Inc.	337,939
7,136	NetApp, Inc.	482,465
		9,321,659
	Cosmetics/Personal Care - 0.6%
4,261	Colgate-Palmolive Co.	330,142
3,905	Procter & Gamble Co.	582,470
		912,612
	Distribution/Wholesale - 0.8%
4,236	Copart, Inc. (a)	281,948
3,947	LKQ Corp.	214,441
1,069	WW Grainger, Inc.	644,671
		1,141,060
	Diversified Financial Services - 4.9%
7,547	American Express Co.	1,189,332
2,206	Ameriprise Financial, Inc.	732,282
4,894	Nasdaq, Inc.	335,043
5,183	Raymond James Financial, Inc.	605,893
7,021	Synchrony Financial	263,849
17,851	Visa, Inc., Class A	3,873,667
		7,000,066
	Electric - 1.6%
3,337	American Electric Power Co., Inc.	323,022
3,583	Consolidated Edison, Inc.	351,277
4,891	FirstEnergy Corp.	201,705
5,296	NRG Energy, Inc.	224,815
2,287	Pinnacle West Capital Corp.	179,118
5,350	PPL Corp.	157,932
4,398	Southern Co.	297,481

See accompanying notes to financial statements.

Horizon U.S. Defensive Equity Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
2,281	WEC Energy Group, Inc.	$226,138
4,310	Xcel Energy, Inc.	302,648
		2,264,136
	Electrical Components & Equipment - 0.7%
2,475	AMETEK, Inc.	352,490
6,003	Emerson Electric Co.	574,907
		927,397
	Electronics - 1.1%
12,280	Amphenol Corp., Class A	987,680
3,087	Keysight Technologies, Inc. (a)	558,408
		1,546,088
	Environmental Control - 0.4%
4,021	Republic Services, Inc.	560,085

	Finance and Insurance - 0.7%
7,964	Arch Capital Group, Ltd. (a)	477,123
11,149	US Bancorp	506,053
		983,176
	Food - 2.5%
6,027	Campbell Soup Co.	323,469
11,526	General Mills, Inc.	983,168
3,313	Hershey Co.	779,118
8,526	Hormel Foods Corp.	400,722
5,327	Kellogg Co.	388,605
14,766	Kroger Co.	726,339
		3,601,421
	Gas - 0.1%
1,585	Atmos Energy Corp.	190,517

	Hand/Machine Tools - 0.2%
1,179	Snap-on, Inc.	283,667

	Health Care and Social Assistance - 0.1%
439	Molina Healthcare, Inc. (a)	147,842

	Healthcare Products - 0.1%
1,867	Hologic, Inc. (a)	142,191

	Healthcare Services - 7.5%
3,038	Anthem, Inc.	1,619,011
3,252	Centene Corp. (a)	283,086
2,300	HCA Healthcare, Inc.	552,506
1,531	Humana, Inc.	841,897

See accompanying notes to financial statements.

Horizon U.S. Defensive Equity Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
947	Quest Diagnostics, Inc.	$143,783
13,238	UnitedHealth Group, Inc.	7,251,247
		10,691,530
	Home Builders - 1.1%
6,212	DR Horton, Inc.	534,232
4,748	Lennar Corp., Class A	417,017
80	NVR, Inc. (a)	371,120
4,828	PulteGroup, Inc.	216,198
		1,538,567
	Information - 0.5%
696	FactSet Research Systems, Inc.	321,058
3,199	PTC, Inc. (a)	406,945
		728,003
	Insurance - 6.9%
10,890	Aflac, Inc.	783,318
20,485	Berkshire Hathaway, Inc., Class B (a)	6,526,521
839	Everest Re Group, Ltd.	283,532
6,840	Hartford Financial Services Group, Inc.	522,371
5,893	Principal Financial Group, Inc.	528,484
3,924	Travelers Cos., Inc.	744,814
6,239	WR Berkley Corp.	475,911
		9,864,951
	Internet - 2.5%
21,105	Alphabet, Inc., Class A (a)	2,131,394
211	Booking Holdings, Inc. (a)	438,764
3,833	CDW Corp.	723,057
870	Netflix, Inc. (a)	265,811
		3,559,026
	Iron/Steel - 0.6%
5,754	Nucor Corp.	862,812

	Lodging - 0.4%
3,017	Marriott International, Inc., Class A	498,861

	Machinery - Construction & Mining - 1.0%
6,145	Caterpillar, Inc.	1,452,739

	Machinery - Diversified - 0.4%
1,314	IDEX Corp.	312,062
2,044	Wabtec Corp.	206,628
		518,690

See accompanying notes to financial statements.

Horizon U.S. Defensive Equity Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
	Manufacturing - 1.2%
4,402	Moderna, Inc. (a)	$774,356
11,940	ON Semiconductor Corp. (a)	897,888
		1,672,244
	Media - 0.3%
5,373	Fox Corp., Class A	174,354
8,034	News Corp., Class A	153,851
8,227	Paramount Global, Class B	165,198
		493,403
	Mining - 0.4%
15,756	Freeport-McMoRan, Inc.	627,089

	Oil & Gas - 9.6%
24,540	ConocoPhillips	3,030,935
3,035	Diamondback Energy, Inc.	449,241
61,374	Exxon Mobil Corp.	6,833,381
10,870	Marathon Oil Corp.	332,948
8,186	Marathon Petroleum Corp.	997,137
17,535	Occidental Petroleum Corp.	1,218,507
7,089	Valero Energy Corp.	947,232
		13,809,381
	Packaging & Containers - 0.2%
1,709	Packaging Corp of America	232,236

	Pharmaceuticals - 7.9%
867	AmerisourceBergen Corp.	147,988
3,364	Cigna Corp.	1,106,386
17,834	CVS Health Corp.	1,816,928
39,157	Merck & Co., Inc.	4,311,969
79,129	Pfizer, Inc.	3,966,737
		11,350,008
	Real Estate - 0.2%
2,915	CBRE Group, Inc., Class A (a)	232,034

	Real Estate Investment Trusts - 1.6%
2,451	Equity Residential	158,972
15,191	Host Hotels & Resorts, Inc.	287,718
9,311	Kimco Realty Corp.	213,408
1,022	Mid-America Apartment Communities, Inc.	168,507
1,461	Public Storage	435,320
4,485	Realty Income Corp.	282,869
2,187	Regency Centers Corp.	145,282
1,569	Simon Property Group, Inc.	187,401

See accompanying notes to financial statements.

Horizon U.S. Defensive Equity Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
6,390	VICI Properties, Inc.	$218,538
5,908	Weyerhaeuser Co.	193,251
		2,291,266
	Retail - 7.6%
384	AutoZone, Inc. (a)	990,336
166	Chipotle Mexican Grill, Inc. (a)	270,075
2,605	Darden Restaurants, Inc.	382,909
2,656	Genuine Parts Co.	486,924
6,454	Lowe’s Cos., Inc.	1,371,798
6,500	McDonald’s Corp.	1,773,135
1,172	O’Reilly Automotive, Inc. (a)	1,013,241
16,532	TJX Cos., Inc.	1,323,386
1,071	Ulta Beauty, Inc. (a)	497,844
15,816	Walmart, Inc.	2,410,675
3,124	Yum! Brands, Inc.	401,934
		10,922,257
	Semiconductors - 4.8%
4,220	Analog Devices, Inc.	725,460
3,592	Broadcom, Inc.	1,979,300
2,861	KLA Corp.	1,124,802
10,853	Microchip Technology, Inc.	859,449
12,089	Micron Technology, Inc.	696,931
8,233	Texas Instruments, Inc.	1,485,727
		6,871,669
	Shipbuilding - 0.1%
910	Huntington Ingalls Industries, Inc.	211,084

	Software - 3.0%
4,884	Akamai Technologies, Inc. (a)	463,296
3,733	Cadence Design Systems, Inc. (a)	642,225
2,452	Electronic Arts, Inc.	320,673
9,862	Fiserv, Inc. (a)	1,029,198
2,791	Jack Henry & Associates, Inc.	528,476
5,007	Paychex, Inc.	621,018
2,062	Synopsys, Inc. (a)	700,132
		4,305,018
	Telecommunications - 1.7%
4,380	Arista Networks, Inc. (a)	610,134
73,011	AT&T, Inc.	1,407,652
12,437	Verizon Communications, Inc.	484,794
		2,502,580

See accompanying notes to financial statements.

Horizon U.S. Defensive Equity Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
	Transportation - 1.0%
2,858	CH Robinson Worldwide, Inc.	$286,429
3,779	Expeditors International of Washington, Inc.	438,591
1,773	JB Hunt Transport Services, Inc.	326,037
1,374	Old Dominion Freight Line, Inc.	415,786
		1,466,843
	TOTAL COMMON STOCKS (Cost - $131,400,276)	142,010,158

	SHORT TERM INVESTMENTS - 0.7%
	Money Market Funds - 0.7%
1,069,275	First American Treasury Obligations Fund, Class X, 3.75% (b)	1,069,275
	TOTAL SHORT TERM INVESTMENTS (Cost - $1,069,275)	1,069,275

	TOTAL INVESTMENTS - 99.8% (Cost - $132,469,551)	143,079,433
	Other Assets in Excess of Liabilities - 0.2%	345,964
	NET ASSETS - 100.0%	$143,425,397

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Interest rate reflects seven-day yield on November 30, 2022.

See accompanying notes to financial statements.

Horizon ESG & Defensive Core Fund PORTFOLIO OF INVESTMENTS November 30, 2022

Shares		Value
	INVESTMENT COMPANIES - 38.5%
	Exchange Traded Funds - 38.5%
767,470	SPDR Bloomberg 1-3 Month T-Bill ETF (c)	$70,353,975
	TOTAL INVESTMENT COMPANIES (Cost - $70,236,283)	70,353,975

	COMMON STOCKS - 60.2%
	Accommodation and Food Services - 0.0% (d)
248	Vail Resorts, Inc.	63,870

	Advertising - 0.1%
2,406	Interpublic Group of Cos., Inc.	82,670

	Airlines - 0.0% (d)
977	Delta Air Lines, Inc. (a)	34,556

	Apparel - 0.5%
7,779	Nike, Inc., Class B	853,279
2,014	VF Corp.	66,099
		919,378
	Auto Manufacturers - 0.1%
863	Cummins, Inc.	216,751

	Auto Parts & Equipment - 0.1%
1,664	Aptiv PLC (a)	177,499
1,467	BorgWarner, Inc.	62,362
		239,861
	Banks - 1.5%
4,691	Bank of New York Mellon Corp.	215,317
3,032	Citizens Financial Group, Inc.	128,496
1,095	First Republic Bank	139,733
8,837	Huntington Bancshares, Inc.	136,797
5,697	KeyCorp	107,160
8,002	Morgan Stanley	744,746
1,211	Northern Trust Corp.	112,756
2,530	PNC Financial Services Group, Inc.	425,698
5,728	Regions Financial Corp.	132,947
2,234	State Street Corp.	177,983
360	SVB Financial Group (a)	83,441
8,161	Truist Financial Corp.	382,016
		2,787,090
	Beverages - 1.7%
25,201	Coca-Cola Co.	1,603,036
8,455	PepsiCo, Inc.	1,568,487
		3,171,523

See accompanying notes to financial statements.

Horizon ESG & Defensive Core Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
	Biotechnology - 1.4%
3,270	Amgen, Inc.	$936,528
894	Biogen, Inc. (a)	272,822
7,686	Gilead Sciences, Inc.	675,061
961	Illumina, Inc. (a)	209,575
1,567	Vertex Pharmaceuticals, Inc. (a)	495,799
		2,589,785
	Building Materials - 0.4%
5,181	Carrier Global Corp.	229,622
796	Fortune Brands Home & Security, Inc.	52,011
4,250	Johnson Controls International PLC	282,370
380	Martin Marietta Materials, Inc.	139,262
1,441	Masco Corp.	73,174
		776,439
	Chemicals - 1.1%
663	Celanese Corp.	71,140
1,558	International Flavors & Fragrances, Inc.	164,868
3,081	Linde PLC	1,036,695
2,211	Mosaic Co.	113,424
1,448	PPG Industries, Inc.	195,799
1,514	Sherwin-Williams Co.	377,258
		1,959,184
	Commercial Services - 1.3%
2,565	Automatic Data Processing, Inc.	677,519
1,572	Ecolab, Inc.	235,533
229	MarketAxess Holdings, Inc.	61,354
1,006	Moody’s Corp.	300,060
875	Quanta Services, Inc.	131,145
671	Robert Half International, Inc.	52,861
1,357	Rollins, Inc.	54,877
2,112	S&P Global, Inc.	745,113
438	United Rentals, Inc. (a)	154,627
		2,413,089
	Computers - 1.3%
3,873	Accenture PLC, Class A	1,165,502
7,934	Hewlett Packard Enterprise Co.	133,133
6,397	HP, Inc.	192,166
5,507	International Business Machines Corp.	819,992
		2,310,793
	Cosmetics/Personal Care - 1.6%
4,873	Colgate-Palmolive Co.	377,560
1,412	Estee Lauder Cos., Inc., Class A	332,936

See accompanying notes to financial statements.

Horizon ESG & Defensive Core Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
14,678	Procter & Gamble Co.	$2,189,370
		2,899,866
	Distribution/Wholesale - 0.3%
2,628	Copart, Inc. (a)	174,920
3,521	Fastenal Co.	181,367
1,650	LKQ Corp.	89,644
281	WW Grainger, Inc.	169,460
		615,391
	Diversified Financial Services - 4.4%
3,922	American Express Co.	618,068
674	Ameriprise Financial, Inc.	223,734
921	BlackRock, Inc.	659,436
646	CBOE Global Markets, Inc.	81,939
8,889	Charles Schwab Corp.	733,698
2,194	CME Group, Inc.	387,241
1,718	Discover Financial Services	186,162
1,828	Franklin Resources, Inc.	49,009
3,412	Intercontinental Exchange, Inc.	369,554
2,082	Invesco, Ltd.	39,787
5,318	MasterCard, Inc., Class A	1,895,335
2,113	Nasdaq, Inc.	144,656
1,185	Raymond James Financial, Inc.	138,526
3,065	Synchrony Financial	115,183
1,386	T. Rowe Price Group, Inc.	173,125
10,057	Visa, Inc., Class A	2,182,369
2,354	Western Union Co.	34,510
		8,032,332
	Electric - 0.5%
2,164	Consolidated Edison, Inc.	212,158
2,338	Edison International	155,851
2,108	Eversource Energy	174,669
1,926	Sempra Energy	320,082
		862,760
	Electronics - 0.7%
1,829	Agilent Technologies, Inc.	283,458
534	Allegion PLC	60,689
2,084	Fortive Corp.	140,774
1,113	Keysight Technologies, Inc. (a)	201,331
139	Mettler-Toledo International, Inc. (a)	204,269
647	Roper Technologies, Inc.	283,962
368	Waters Corp. (a)	127,549
		1,302,032

See accompanying notes to financial statements.

Horizon ESG & Defensive Core Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
	Environmental Control - 0.1%
1,010	Pentair PLC	$46,228
1,352	Republic Services, Inc.	188,320
		234,548
	Finance and Insurance - 0.6%
1,968	Ally Financial, Inc.	53,156
2,295	Arch Capital Group Ltd. (a)	137,493
1,213	Carlyle Group Inc/The	37,809
2,330	Equitable Holdings, Inc.	73,954
487	LPL Financial Holdings, Inc.	115,278
276	MercadoLibre, Inc. (a)	256,952
8,651	US Bancorp	392,669
1,085	Webster Financial Corp.	58,959
		1,126,270
	Food - 0.6%
1,293	Campbell Soup Co.	69,395
2,935	Conagra Brands, Inc.	111,471
3,687	General Mills, Inc.	314,501
1,831	Hormel Foods Corp.	86,057
1,550	Kellogg Co.	113,073
4,214	Kroger Co.	207,287
1,537	McCormick & Co., Inc.	130,922
		1,032,706
	Forest Products & Paper - 0.1%
2,155	International Paper Co.	79,994

	Gas - 0.1%
848	Atmos Energy Corp.	101,930

	Hand/Machine Tools - 0.1%
326	Snap-on, Inc.	78,436

	Health Care and Social Assistance - 0.0% (d)
576	Novocure, Ltd. (a)	44,260
978	Teladoc Health, Inc. (a)	27,883
		72,143
	Healthcare Products - 1.6%
278	ABIOMED, Inc. (a)	105,026
456	Align Technology, Inc. (a)	89,677
3,074	Baxter International, Inc.	173,773
1,306	Dentsply Sirona, Inc.	39,520
3,798	Edwards Lifesciences Corp. (a)	293,395
1,525	Hologic, Inc. (a)	116,144
514	IDEXX Laboratories, Inc. (a)	218,897

See accompanying notes to financial statements.

Horizon ESG & Defensive Core Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
898	ResMed, Inc.	$206,720
614	STERIS PLC	114,044
286	Teleflex, Inc.	66,958
2,396	Thermo Fisher Scientific, Inc.	1,342,287
451	West Pharmaceutical Services, Inc.	105,832
		2,872,273
	Healthcare Services - 1.0%
1,468	Anthem, Inc.	782,326
346	DaVita, Inc. (a)	25,511
1,447	HCA Healthcare, Inc.	347,598
772	Humana, Inc.	424,523
566	Laboratory Corp. of America Holdings	136,236
719	Quest Diagnostics, Inc.	109,166
		1,825,360
	Household Products/Wares - 0.2%
750	Clorox Co.	111,488
2,061	Kimberly-Clark Corp.	279,533
		391,021
	Housewares - 0.0% (d)
2,388	Newell Brands, Inc.	30,972

	Information - 0.4%
33	Cable One, Inc.	23,902
230	FactSet Research Systems, Inc.	106,097
485	Guidewire Software, Inc. (a)	28,765
277	HubSpot, Inc. (a)	83,939
5,679	Lumen Technologies, Inc.	31,064
4,816	Sirius XM Holdings, Inc.	31,256
976	Splunk, Inc. (a)	75,816
1,290	VMware, Inc., Class A (a)	156,722
14,087	Warner Bros Discovery, Inc. (a)	160,592
1,594	ZoomInfo Technologies, Inc. (a)	45,588
		743,741
	Insurance - 2.1%
3,742	Aflac, Inc.	269,162
1,676	Allstate Corp.	224,416
4,846	American International Group, Inc.	305,831
1,286	Arthur J Gallagher & Co.	256,056
331	Assurant, Inc.	42,441
2,604	Chubb Ltd.	571,812
2,015	Hartford Financial Services Group, Inc.	153,886
1,002	Lincoln National Corp.	39,018
1,282	Loews Corp.	74,548
3,072	Marsh & McLennan Cos., Inc.	532,009

See accompanying notes to financial statements.

Horizon ESG & Defensive Core Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
1,547	Principal Financial Group, Inc.	$138,735
3,583	Progressive Corp.	473,493
2,294	Prudential Financial, Inc.	247,821
1,468	Travelers Cos., Inc.	278,641
683	Willis Towers Watson PLC	168,127
		3,775,996
	Internet - 2.2%
36,804	Alphabet, Inc., Class A (a)	3,716,836
3,421	eBay, Inc.	155,450
3,660	Gen Digital, Inc.	84,034
		3,956,320
	Iron/Steel - 0.1%
1,634	Nucor Corp.	245,018

	Lodging - 0.1%
1,703	Hilton Worldwide Holdings, Inc.	242,882

	Machinery - Construction & Mining - 0.4%
3,271	Caterpillar, Inc.	773,297

	Machinery - Diversified - 0.9%
1,786	Deere & Co.	787,626
881	Dover Corp.	125,058
463	IDEX Corp.	109,958
2,484	Ingersoll Rand, Inc.	134,061
2,596	Otis Worldwide Corp.	202,722
713	Rockwell Automation, Inc.	188,389
1,102	Xylem, Inc.	123,810
		1,671,624
	Management of Companies and Enterprises - 0.0% (d)
1,894	Rivian Automotive, Inc., Class A (a)	60,684

	Manufacturing - 4.6%
34,516	Alphabet, Inc., Class C (a)	3,501,648
1,128	BioMarin Pharmaceutical, Inc. (a)	113,905
960	Bio-Techne Corp.	81,590
929	Bunge Ltd.	97,396
1,040	Catalent, Inc. (a)	52,135
1,061	Cognex Corp.	52,817
2,588	Elanco Animal Health, Inc. (a)	33,307
390	Generac Holdings, Inc. (a)	41,153
424	Insulet Corp. (a)	126,933
379	Jazz Pharmaceuticals PLC (a)	59,469
4,768	Keurig Dr Pepper, Inc.	184,379

See accompanying notes to financial statements.

Horizon ESG & Defensive Core Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
366	Lear Corp.	$52,792
197	Lennox International, Inc.	51,305
711	Lululemon Athletica, Inc. (a)	270,400
1,608	NXP Semiconductors NV	282,751
595	Owens Corning	52,860
3,150	Plug Power, Inc. (a)	50,274
1,155	Steel Dynamics, Inc.	120,039
16,076	Tesla, Inc. (a)	3,129,997
1,529	Trimble, Inc. (a)	91,358
		8,446,508
	Media - 0.6%
11,120	Walt Disney Co. (a)	1,088,314

	Mining - 0.1%
4,869	Newmont Goldcorp Corp.	231,131

	Mining, Quarrying, and Oil and Gas Extraction - 0.1%
1,324	Targa Resources Corp.	98,492

	Miscellaneous Manufacturing - 0.9%
3,382	3M Co.	426,031
792	AO Smith Corp.	48,106
2,441	Eaton Corp PLC	398,981
1,907	Illinois Tool Works, Inc.	433,785
1,430	Trane Technologies PLC	255,141
		1,562,044
	Office/Business Equipment - 0.1%
321	Zebra Technologies Corp., Class A (a)	86,760

	Oil & Gas - 0.6%
3,316	Marathon Petroleum Corp.	403,922
2,949	Phillips 66	319,790
2,496	Valero Energy Corp.	333,515
		1,057,227
	Oil & Gas Services - 0.5%
6,018	Baker Hughes & GE Co.	174,642
5,482	Halliburton Co.	207,713
8,638	Schlumberger, Ltd.	445,289
		827,644
	Packaging & Containers - 0.2%
9,183	Amcor PLC	113,410
1,953	Ball Corp.	109,524

See accompanying notes to financial statements.

Horizon ESG & Defensive Core Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
1,560	Westrock Co.	$59,155
		282,089
	Pharmaceuticals - 5.0%
959	AmerisourceBergen Corp.	163,692
13,052	Bristol-Myers Squibb Co.	1,047,814
1,667	Cardinal Health, Inc.	133,643
1,939	Cigna Corp.	637,718
2,399	DexCom, Inc. (a)	278,956
4,930	Eli Lilly & Co.	1,829,424
16,115	Johnson & Johnson	2,868,470
15,456	Merck & Co., Inc.	1,702,015
2,879	Zoetis, Inc.	443,769
		9,105,501
	Pipelines - 0.4%
12,481	Kinder Morgan, Inc.	238,637
2,731	ONEOK, Inc.	182,759
7,432	Williams Cos., Inc.	257,890
		679,286
	Real Estate - 0.1%
1,999	CBRE Group, Inc., Class A (a)	159,120

	Real Estate and Rental and Leasing - 0.0% (d)
542	AMERCO (a)	34,238

	Real Estate Investment Trusts - 1.6%
2,790	American Tower Corp.	617,288
2,639	Annaly Capital Management, Inc.	57,187
904	Boston Properties, Inc.	65,160
2,647	Crown Castle International Corp.	374,365
557	Equinix, Inc.	384,692
3,301	Healthpeak Properties, Inc.	86,684
5,664	Prologis, Inc.	667,163
661	SBA Communications Corp.	197,837
2,439	Ventas, Inc.	113,487
2,775	Welltower, Inc.	197,108
4,543	Weyerhaeuser Co.	148,602
		2,909,573
	Retail - 3.2%
368	Advance Auto Parts, Inc.	55,564
1,240	Best Buy Co., Inc.	105,772
972	CarMax, Inc. (a)	67,418
865	Genuine Parts Co.	158,581
6,288	Home Depot, Inc.	2,037,249
3,916	Lowe’s Cos., Inc.	832,346

See accompanying notes to financial statements.

Horizon ESG & Defensive Core Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
4,511	McDonald’s Corp.	$1,230,556
2,827	Target Corp.	472,307
7,161	TJX Cos., Inc.	573,238
684	Tractor Supply Co.	154,796
316	Ulta Beauty, Inc. (a)	146,889
		5,834,716
	Retail Trade - 0.0% (d)
404	Burlington Stores, Inc. (a)	79,055

	Semiconductors - 2.9%
5,312	Applied Materials, Inc.	582,195
24,988	Intel Corp.	751,389
850	Lam Research Corp.	401,523
15,282	NVIDIA Corp.	2,586,173
5,641	Texas Instruments, Inc.	1,017,975
		5,339,255
	Software - 8.4%
2,893	Adobe, Inc. (a)	997,883
531	ANSYS, Inc. (a)	135,033
1,332	Autodesk, Inc. (a)	268,997
1,687	Cadence Design Systems, Inc. (a)	290,231
1,708	Electronic Arts, Inc.	223,372
1,639	Intuit, Inc.	668,040
43,520	Microsoft Corp.	11,103,693
6,078	salesforce.com, Inc. (a)	974,000
1,229	ServiceNow, Inc. (a)	511,633
987	Take-Two Interactive Software, Inc. (a)	104,316
		15,277,198
	Telecommunications - 1.4%
25,331	Cisco Systems, Inc.	1,259,457
1,021	Motorola Solutions, Inc.	277,916
25,669	Verizon Communications, Inc.	1,000,578
		2,537,951
	Toys/Games/Hobbies - 0.0% (d)
806	Hasbro, Inc.	50,633

	Transportation - 1.6%
780	CH Robinson Worldwide, Inc.	78,172
13,313	CSX Corp.	435,202
1,037	Expeditors International of Washington, Inc.	120,354
509	JB Hunt Transport Services, Inc.	93,600
1,458	Norfolk Southern Corp.	373,977
589	Old Dominion Freight Line, Inc.	178,237
3,844	Union Pacific Corp.	835,801

See accompanying notes to financial statements.

Horizon ESG & Defensive Core Fund PORTFOLIO OF INVESTMENTS (Continued) November 30, 2022

Shares		Value
4,486	United Parcel Service, Inc., Class B	$851,129
		2,966,472
	Transportation and Warehousing - 0.0% (d)
950	Knight-Swift Transportation Holdings, Inc.	52,659

	Utilities - 0.2%
1,394	Cheniere Energy, Inc.	244,452
1,524	Essential Utilities, Inc.	73,518
1,280	UGI Corp.	49,472
		367,442
	Water - 0.1%
1,112	American Water Works Co., Inc.	168,757

	Wholesale Trade - 0.0% (d)
245	Pool Corp.	80,705

	TOTAL COMMON STOCKS (Cost - $102,375,775)	109,915,355

	SHORT TERM INVESTMENTS - 1.0%
	Money Market Funds - 1.0%
1,822,774	First American Treasury Obligations Fund, Class X, 3.75% (b)	1,822,774
	TOTAL SHORT TERM INVESTMENTS (Cost - $1,822,774)	1,822,774

	TOTAL INVESTMENTS - 99.7% (Cost - $174,434,832)	182,092,104
	Other Assets in Excess of Liabilities - 0.3%	452,446
	NET ASSETS - 100.0%	$182,544,550

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Interest rate reflects seven-day yield on November 30, 2022.

(c)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(d)	Rounds to less than 0.1%.

See accompanying notes to financial statements.

Horizon Funds

Statements of Assets and Liabilities

November 30, 2022

	Horizon Active Asset Allocation Fund	Horizon Active Risk Assist® Fund	Horizon Active Income Fund	Horizon Active Dividend Fund
Assets:
Investments in Unaffiliated Securities, at Cost	$907,300,572	$1,267,763,100	$485,351,683	$101,641,247
Investments in Unaffiliated Securities, at Value (a)	$885,788,402	$1,279,266,925	$451,191,493	$107,251,485
Receivable for Fund Shares Sold	1,511,419	1,490,809	442,667	72,997
Dividends and Interest Receivable	31,226	78,794	56,376	294,451
Dividend Reclaims	—	10	—	101,162
Prepaid Expenses and Other Assets	39,971	65,735	38,568	15,589
Total Assets	887,371,018	1,280,902,273	451,729,104	107,735,684

Liabilities:
Options written, at value (Premiums received $0, $1,170,188, $0 and $0)	—	468,750	—	—
Collateral received for securities loaned (Note 5)	96,552,454	5,133,800	7,997,981	553,000
Payable for Investment Securities Purchased	—	83,228	—	—
Payable for Fund Shares Redeemed	723,806	476,077	201,365	79,314
Accrued Administration Fees	52,600	85,400	32,200	10,201
Accrued Advisory Fees	617,633	1,018,004	275,453	59,884
Accrued Custodian Fees	6,000	11,800	3,612	2,622
Accrued Legal Fees	11,120	6,366	5,906	6,751
Accrued Distribution Fees (12b-1) - Advisor Class	13,417	—	358	1,257
Accrued Registration Fees	21,150	35,477	12,358	9,871
Accrued Shareholder Servicing Fees - Investor Class	166,933	—	524	763
Accrued Expenses and Other Liabilities	66,698	126,309	74,678	43,198
Total Liabilities	98,231,811	7,445,211	8,604,435	766,861

Net Assets	$789,139,207	$1,273,457,062	$443,124,669	$106,968,823

Composition of Net Assets:
Net assets consisted of:
Paid in Capital	$815,473,401	$1,360,705,909	$520,980,019	$105,017,761
Distributable Earnings/(Accumulated Deficit)	(26,334,194)	(87,248,847)	(77,855,350)	1,951,062
Net Assets	$789,139,207	$1,273,457,062	$443,124,669	$106,968,823

Investor Class Shares:
Net Asset Value Per Share:
Net Assets	$761,417,709	$1,238,186,863	$439,460,165	$102,134,868
Shares of Beneficial Interest Outstanding	59,887,829	59,794,901	53,313,125	1,657,404

Net Asset Value, (Net Assets / Shares Outstanding) Offering and Redemption Price Per Share	$12.71	$20.71	$8.24	$61.62

Advisor Class Shares:
Net Assets	$2,126,129	$4,472,409	$1,960,372	$4,833,955
Shares of Beneficial Interest Outstanding	168,194	216,516	236,360	78,394

Net Asset Value, (Net Assets / Shares Outstanding) Offering and Redemption Price Per Share	$12.64	$20.66	$8.29	$61.66

Institutional Class Shares:
Net Assets	$25,595,369	$30,797,790	$1,704,132	$—
Shares of Beneficial Interest Outstanding	2,005,137	1,483,395	207,502	—

Net Asset Value, (Net Assets / Shares Outstanding) Offering and Redemption Price Per Share	$12.76	$20.76	$8.21	$—

(a) Includes loaned securities with a value of:	$96,359,182	$5,130,973	$7,898,093	$550,200

See accompanying notes to financial statements.

Horizon Funds STATEMENTS OF ASSETS AND LIABILITIES (Continued) November 30, 2022

	Horizon Defined Risk Fund	Horizon U.S. Defensive Equity Fund	Horizon ESG & Defensive Core Fund
Assets:
Investments in Unaffiliated Securities, at Cost	$353,440,421	$132,469,551	$174,434,832
Investments in Unaffiliated Securities, at Value	$372,495,501	$143,079,433	$182,092,104
Cash	2,047	—	—
Receivable for Fund Shares Sold	8,688,144	345,008	453,887
Dividends and Interest Receivable	619,856	287,403	178,411
Dividend Reclaims	122	—	62
Prepaid Expenses and Other Assets	41,571	14,156	42,688
Total Assets	381,847,241	143,726,000	182,767,152

Liabilities:
Options written, at value (Premiums received $10,985,421, $0 and $0)	9,370,025	—	—
Payable for Fund Shares Redeemed	179,886	117,207	49,623
Accrued Administration Fees	25,600	12,000	14,600
Accrued Advisory Fees	228,842	96,244	88,041
Accrued Audit Fees	18,200	19,600	18,600
Accrued Custodian Fees	10,321	17,846	4,400
Accrued Legal Fees	4,194	4,641	9,572
Accrued Registration Fees	9,827	3,855	4,936
Accrued Distribution Fees (12b-1) - Investor Class	1,016	3,750	9,925
Accrued Distribution Fees (12b-1) - Advisor Class	2,720	339	—
Accrued Transfer Agent Fees	9,600	9,648	8,800
Accrued Printing and Mailing Fees	7,129	7,375	5,312
Accrued Expenses and Other Liabilities	10,355	8,098	8,793
Total Liabilities	9,877,715	300,603	222,602

Net Assets	$371,969,526	$143,425,397	$182,544,550

Composition of Net Assets:
Net assets consisted of:
Paid in Capital	$339,712,441	$133,835,436	$193,882,615
Distributable Earnings/(Accumulated Deficit)	32,257,085	9,589,961	(11,338,065)
Net Assets	$371,969,526	$143,425,397	$182,544,550

Investor Class Shares:
Net Asset Value Per Share:
Net Assets	$359,742,533	$143,236,115	$148,912,265
Shares of Beneficial Interest Outstanding	5,882,049	5,438,194	4,804,723

Net Asset Value, (Net Assets / Shares Outstanding) Offering and Redemption Price Per Share	$61.16	$26.34	$30.99

Advisor Class Shares:
Net Assets	$12,226,993	$189,282	$33,632,285
Shares of Beneficial Interest Outstanding	200,070	7,204	1,090,238

Net Asset Value, (Net Assets / Shares Outstanding) Offering and Redemption Price Per Share	$61.11	$26.27	30.85

See accompanying notes to financial statements.

Horizon Funds

Statements of Operations

For the Year Ended November 30, 2022

	Horizon Active Asset Allocation Fund	Horizon Active Risk Assist® Fund	Horizon Active Income Fund	Horizon Active Dividend Fund
Investment Income:
Dividend Income from unaffiliated securities (net of foreign withholdings tax of $0, $48, $0 and $53,905)	$16,834,145	$21,183,201	$10,233,140	$3,628,371
Interest Income	170,252	235,873	38,123	30,298
Total Investment Income	17,004,397	21,419,074	10,271,263	3,658,669

Expenses:
Investment Advisory Fees	7,370,381	12,115,605	3,343,411	881,000
Shareholder Servicing Fees - Investor Class	722,016	1,184,231	429,189	—
Administrative & Accounting Service Fees	319,256	504,703	193,020	75,902
Transfer Agent Fees	176,295	174,144	98,917	40,104
Registration Fees	79,365	110,959	59,589	37,375
Trustees’ Fees and Expenses	74,120	122,068	43,033	12,170
Legal Fees	73,523	114,369	37,544	11,771
Chief Compliance Officer & Compliance Fees	44,474	72,756	28,447	8,412
Printing and Postage Expenses	33,377	24,236	16,372	29,010
Custodian Fees	33,341	66,995	19,299	9,972
Interest Expense	21,254	67,082	—	18,501
Audit Fees	20,750	22,136	18,802	24,248
Insurance Fees	17,375	28,451	7,314	1,712
Distribution Fees (12b-1) - Advisor Class	7,900	16,963	8,205	19,024
Miscellaneous Expenses	7,141	23,721	11,112	20,041
Distribution Fees (12b-1) - Investor Class	—	—	—	109,857
Total Expenses	9,000,568	14,648,419	4,314,254	1,299,099
Securities Lending Expense Offset	(541,695)	(401,837)	(433,656)	(8,638)
Fees Recouped by the Adviser	—	—	—	3,032
Fees Waived by the Adviser	—	—	—	(869)

Net Expenses	8,458,873	14,246,582	3,880,598	1,292,624

Net Investment Income	8,545,524	7,172,492	6,390,665	2,366,045

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Unaffiliated Investments	(8,639,440)	(90,741,920)	(40,110,690)	(3,798,983)
Net Long-Term Capital Gain Distributions	—	—	345,850	—
Purchased Options	(730,042)	(3,143,319)	(84,650)	(728,536)
Written Options	366,481	(2,079,814)	—	291,904
Foreign Currency	—	—	—	(218)
Net Change in Unrealized Appreciation (Depreciation) on:
Unaffiliated Investments	(75,577,135)	(96,387,338)	(32,942,788)	3,962,120
Purchased Options	—	1,063,512	—	—
Written Options	—	450,176	—	—
Foreign Currency	—	—	—	(34)
Net Realized and Unrealized Gain (Loss) on Investments	(84,580,136)	(190,838,703)	(72,792,278)	(273,747)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(76,034,612)	$(183,666,211)	$(66,401,613)	$2,092,298

See accompanying notes to financial statements.

Horizon Funds STATEMENTS OF OPERATIONS (Continued) For the Year Ended November 30, 2022

	Horizon Defined Risk Fund	Horizon U.S. Defensive Equity Fund	Horizon ESG & Defensive Core Fund
Investment Income:
Dividend Income from unaffiliated securities (net of foreign withholdings tax of $1,310, $831 and $0)	$4,690,777	$2,401,874	$2,262,774
Interest Income	116,925	24,153	46,665
Total Investment Income	4,807,702	2,426,027	2,309,439

Expenses:
Investment Advisory Fees	2,474,537	1,001,788	1,225,785
Administrative & Accounting Service Fees	167,232	71,721	90,850
Transfer Agent Fees	57,320	52,504	54,485
Registration Fees	43,874	45,681	54,871
Trustees’ Fees and Expenses	30,577	9,104	16,387
Legal Fees	27,806	10,958	24,732
Chief Compliance Officer & Compliance Fees	20,795	8,337	8,258
Printing and Postage Expenses	26,055	12,586	31,384
Custodian Fees	45,869	13,288	24,990
Interest Expense	243,094	20,956	8,437
Audit Fees	18,962	19,966	20,328
Insurance Fees	4,332	2,148	4,401
Distribution Fees (12b-1) - Advisor Class	38,359	877	85,633
Miscellaneous Expenses	4,213	3,032	8,189
Distribution Fees (12b-1) - Investor Class	293,974	124,873	132,759
Total Expenses	3,496,999	1,397,819	1,791,489
Securities Lending Expense Offset	(3,719)	(1,875)	(3,548)
Fees Recouped by the Adviser	64,512	21,935	40,435
Fees Waived by the Adviser	(74,784)	(31,460)	(51,615)

Net Expenses	3,483,008	1,386,419	1,776,761

Net Investment Income	1,324,694	1,039,608	532,678

Net Realized and Unrealized Loss on Investments:
Net Realized Gain (Loss) on:
Unaffiliated Investments	9,051,058	(1,843,833)	(19,354,402)
Purchased Options	9,689,032	—	—
Written Options	13,273,947	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Unaffiliated Investments	(39,404,006)	(895,613)	(2,675,326)
Purchased Options	(7,251,505)	—	—
Written Options	2,185,635	—	—
Net Realized and Unrealized Loss on Investments	(12,455,839)	(2,739,446)	(22,029,728)

Net Decrease in Net Assets Resulting From Operations	$(11,131,145)	$(1,699,838)	$(21,497,050)

See accompanying notes to financial statements.

Horizon Active Asset Allocation Fund

Statements of Changes in Net Assets

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021

Operations:
Net Investment Income	$8,545,524	$2,320,356
Net Realized Gain (Loss) on Investments	(9,003,001)	111,071,166
Net Change in Unrealized Appreciation (Depreciation) on Investments	(75,577,135)	8,531,036
Net Increase (Decrease) in Net Assets Resulting From Operations	(76,034,612)	121,922,558

Distributions to Shareholders From:
Distributable Earnings
Investor Class	(99,771,775)	(34,106,308)
Advisor Class	(555,980)	(242,577)
Institutional Class	(1,228,725)	(102,761)
Total Distributions to Shareholders	(101,556,480)	(34,451,646)

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	342,816,638	227,419,365
Advisor Class	1,000,227	3,254,356
Institutional Class	23,732,395	7,550,592
Distributions Reinvested
Investor Class	96,237,129	32,878,445
Advisor Class	477,816	175,788
Institutional Class	1,228,725	102,761
Cost of Shares Redeemed
Investor Class	(233,843,007)	(138,514,355)
Advisor Class	(2,199,078)	(10,335,613)
Institutional Class	(5,024,907)	(958,583)
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	224,425,938	121,572,756

Increase in Net Assets	46,834,846	209,043,668

Net Assets:
Beginning of Year	742,304,361	533,260,693
End of Year	$789,139,207	$742,304,361

Share Activity:
Investor Class:
Shares Issued	26,334,707	14,784,166
Shares Reinvested	6,569,087	2,412,212
Shares Redeemed	(18,125,776)	(9,138,510)
Net Increase	14,778,018	8,057,868
Advisor Class:
Shares Issued	70,171	212,938
Shares Reinvested	32,750	12,935
Shares Redeemed	(176,554)	(701,409)
Net Decrease	(73,633)	(475,536)
Institutional Class:
Shares Issued	1,783,794	480,872
Shares Reinvested	83,587	7,523
Shares Redeemed	(410,335)	(62,991)
Net Increase	1,457,046	425,404

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021

Operations:
Net Investment Income	$7,172,492	$3,614,211
Net Realized Gain (Loss) on Investments	(95,965,053)	138,822,828
Net Change in Unrealized Appreciation (Depreciation) on Investments	(94,873,650)	39,478,273
Net Increase (Decrease) in Net Assets Resulting From Operations	(183,666,211)	181,915,312

Distributions to Shareholders From:
Distributable Earnings
Investor Class	(92,274,740)	(2,892,895)
Advisor Class	(670,237)	(21,213)
Institutional Class	(2,756,632)	(191,051)
Total Distributions to Shareholders	(95,701,609)	(3,105,159)

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	509,555,925	487,069,905
Advisor Class	1,826,774	5,093,043
Institutional Class	8,176,730	13,298,835
Distributions Reinvested
Investor Class	89,219,671	2,802,160
Advisor Class	506,313	11,471
Institutional Class	2,756,632	191,051
Cost of Shares Redeemed
Investor Class	(247,540,372)	(269,268,764)
Advisor Class	(4,341,349)	(4,336,374)
Institutional Class	(6,594,349)	(26,148,481)
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	353,565,975	208,712,846

Increase in Net Assets	74,198,155	387,522,999

Net Assets:
Beginning of Year	1,199,258,907	811,735,908
End of Year	$1,273,457,062	$1,199,258,907

Share Activity:
Investor Class:
Shares Issued	23,189,190	19,982,192
Shares Reinvested	3,540,463	126,053
Shares Redeemed	(11,207,443)	(11,010,288)
Net Increase	15,522,210	9,097,957
Advisor Class:
Shares Issued	79,433	203,354
Shares Reinvested	20,116	516
Shares Redeemed	(201,713)	(179,653)
Net Increase (Decrease)	(102,164)	24,217
Institutional Class:
Shares Issued	361,929	528,056
Shares Reinvested	109,217	8,583
Shares Redeemed	(298,316)	(1,087,228)
Net Increase (Decrease)	172,830	(550,589)

See accompanying notes to financial statements.

Horizon Active Income Fund STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021

Operations:
Net Investment Income	$6,390,665	$8,295,232
Net Realized Gain (Loss) on Investments	(39,849,490)	4,881,604
Net Change in Unrealized Depreciation on Investments	(32,942,788)	(12,630,691)
Net Increase (Decrease) in Net Assets Resulting From Operations	(66,401,613)	546,145

Distributions to Shareholders From:
Distributable Earnings
Investor Class	(6,011,975)	(8,093,689)
Advisor Class	(48,345)	(66,528)
Institutional Class	(27,058)	(11,668)
Total Distributions to Shareholders	(6,087,378)	(8,171,885)

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	172,187,772	141,229,985
Advisor Class	600,847	1,459,593
Institutional Class	177,896	1,827,312
Distributions Reinvested
Investor Class	5,834,335	7,655,394
Advisor Class	44,011	60,743
Institutional Class	27,058	11,669
Cost of Shares Redeemed
Investor Class	(99,988,006)	(139,310,713)
Advisor Class	(2,432,192)	(955,809)
Institutional Class	(50,941)	(177,553)
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	76,400,780	11,800,621

Increase in Net Assets	3,911,789	4,174,881

Net Assets:
Beginning of Year	439,212,880	435,037,999
End of Year	$443,124,669	$439,212,880

Share Activity:
Investor Class:
Shares Issued	19,744,900	14,430,458
Shares Reinvested	637,159	780,131
Shares Redeemed	(11,629,351)	(14,191,720)
Net Increase	8,752,708	1,018,869
Advisor Class:
Shares Issued	68,120	148,383
Shares Reinvested	4,728	6,155
Shares Redeemed	(285,773)	(96,666)
Net Increase (Decrease)	(212,925)	57,872
Institutional Class:
Shares Issued	20,567	188,513
Shares Reinvested	2,961	1,196
Shares Redeemed	(6,105)	(18,280)
Net Increase	17,423	171,429

See accompanying notes to financial statements.

Horizon Active Dividend Fund STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021

Operations:
Net Investment Income	$2,366,045	$2,118,554
Net Realized Gain (Loss) on Investments	(4,235,833)	24,626,582
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,962,086	(8,305,569)
Net Increase in Net Assets Resulting From Operations	2,092,298	18,439,567

Distributions to Shareholders From:
Distributable Earnings
Investor Class	(4,979,090)	(1,968,824)
Advisor Class	(386,414)	(153,721)
Total Distributions to Shareholders	(5,365,504)	(2,122,545)

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	25,982,916	36,122,278
Advisor Class	2,044,153	5,302,054
Distributions Reinvested
Investor Class	4,977,778	1,968,366
Advisor Class	322,926	121,012
Cost of Shares Redeemed
Investor Class	(49,123,038)	(34,672,833)
Advisor Class	(8,173,158)	(4,502,876)
Net Increase (Decrease) in Net Assets Resulting From Beneficial Interest Transactions	(23,968,423)	4,338,001

Increase (Decrease) in Net Assets	(27,241,629)	20,655,023

Net Assets:
Beginning of Year	134,210,452	113,555,429
End of Year	$106,968,823	$134,210,452

Share Activity:
Investor Class:
Shares Issued	427,321	585,198
Shares Reinvested	78,211	32,484
Shares Redeemed	(804,036)	(566,407)
Net Increase (Decrease)	(298,504)	51,275
Advisor Class:
Shares Issued	33,449	85,855
Shares Reinvested	5,045	1,979
Shares Redeemed	(133,661)	(73,957)
Net Increase (Decrease)	(95,167)	13,877

See accompanying notes to financial statements.

Horizon Defined Risk Fund STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021

Operations:
Net Investment Income	$1,324,694	$790,086
Net Realized Gain (Loss) on Investments	32,014,037	(600,537)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(44,469,876)	25,356,887
Net Increase (Decrease) in Net Assets Resulting From Operations	(11,131,145)	25,546,436

Distributions to Shareholders From:
Distributable Earnings
Investor Class	(737,808)	(1,227,816)
Advisor Class	(24,320)	(96,990)
Total Distributions to Shareholders	(762,128)	(1,324,806)

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	243,919,522	115,234,241
Advisor Class	16,584,496	5,188,089
Distributions Reinvested
Investor Class	737,630	1,227,606
Advisor Class	18,974	79,341
Cost of Shares Redeemed
Investor Class	(121,627,778)	(102,424,408)
Advisor Class	(22,646,844)	(12,446,407)
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	116,986,000	6,858,462

Increase in Net Assets	105,092,727	31,080,092

Net Assets:
Beginning of Year	266,876,799	235,796,707
End of Year	$371,969,526	$266,876,799

Share Activity:
Investor Class:
Shares Issued	4,032,696	1,905,755
Shares Reinvested	11,280	21,402
Shares Redeemed	(2,053,298)	(1,738,726)
Net Increase	1,990,678	188,431
Advisor Class:
Shares Issued	269,558	86,687
Shares Reinvested	290	1,382
Shares Redeemed	(382,103)	(211,432)
Net Decrease	(112,255)	(123,363)

See accompanying notes to financial statements.

Horizon U.S. Defensive Equity Fund STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021

Operations:
Net Investment Income	$1,039,608	$739,881
Net Realized Gain (Loss) on Investments	(1,843,833)	42,206,376
Net Change in Unrealized Depreciation on Investments	(895,613)	(8,489,917)
Net Increase (Decrease) in Net Assets Resulting From Operations	(1,699,838)	34,456,340

Distributions to Shareholders From:
Distributable Earnings
Investor Class	(27,097,405)	(630,763)
Advisor Class	(116,302)	(2,114)
Total Distributions to Shareholders	(27,213,707)	(632,877)

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	73,364,195	67,919,425
Advisor Class	42,810	471,245
Distributions Reinvested
Investor Class	27,092,996	630,700
Advisor Class	108,577	1,793
Cost of Shares Redeemed
Investor Class	(56,897,680)	(179,674,447)
Advisor Class	(365,339)	(794,678)
Net Increase (Decrease) in Net Assets Resulting From Beneficial Interest Transactions	43,345,559	(111,445,962)

Increase (Decrease) in Net Assets	14,432,014	(77,622,499)

Net Assets:
Beginning of Year	128,993,383	206,615,882
End of Year	$143,425,397	$128,993,383

Share Activity:
Investor Class:
Shares Issued	2,849,550	2,194,419
Shares Reinvested	960,404	23,010
Shares Redeemed	(2,202,600)	(5,958,565)
Net Increase (Decrease)	1,607,354	(3,741,136)
Advisor Class:
Shares Issued	1,548	15,089
Shares Reinvested	3,853	65
Shares Redeemed	(14,453)	(25,777)
Net Decrease	(9,052)	(10,623)

See accompanying notes to financial statements.

Horizon ESG & Defensive Core Fund STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021

Operations:
Net Investment Income	$532,678	$246,460
Net Realized Gain (Loss) on Investments	(19,354,402)	3,842,643
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,675,326)	9,409,842
Net Increase (Decrease) in Net Assets Resulting From Operations	(21,497,050)	13,498,945

Distributions to Shareholders From:
Distributable Earnings
Investor Class	(3,104,199)	(129,856)
Advisor Class	(907,265)	(116,569)
Total Distributions to Shareholders	(4,011,464)	(246,425)

Capital Share Transactions:
Proceeds from Shares Issued
Investor Class	92,083,508	116,890,815
Advisor Class	27,644,791	33,554,687
Distributions Reinvested
Investor Class	3,103,216	129,856
Advisor Class	904,064	116,569
Cost of Shares Redeemed
Investor Class	(46,791,127)	(10,958,613)
Advisor Class	(24,411,544)	(5,733,229)
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	52,532,908	134,000,085

Increase in Net Assets	27,024,394	147,252,605

Net Assets:
Beginning of Year	155,520,156	8,267,551
End of Year	$182,544,550	$155,520,156

Share Activity:
Investor Class:
Shares Issued	2,834,491	3,505,622
Shares Reinvested	84,144	4,473
Shares Redeemed	(1,447,898)	(314,559)
Net Increase	1,470,737	3,195,536
Advisor Class:
Shares Issued	837,594	995,465
Shares Reinvested	24,594	4,025
Shares Redeemed	(751,265)	(169,431)
Net Increase	110,923	830,059

See accompanying notes to financial statements.

Horizon Active Asset Allocation Fund

Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Investor Class
	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018

Net Asset Value, Beginning of Year	$16.17	$14.07	$12.61	$12.68	$14.20
Income From Investment Operations:
Net investment income (b,e)	0.15	0.06	0.09	0.08	0.07	(g)
Net gain (loss) from investments (both realized and unrealized)	(1.42)	2.96	1.46	0.65	(0.02	)(g)
Total from investment operations	(1.27)	3.02	1.55	0.73	0.05

Less Distributions:
From net investment income	(0.10)	(0.07)	(0.09)	(0.08)	(0.07)
From net realized gains	(2.09)	(0.85)	—	(0.72)	(1.50)
Total Distributions	(2.19)	(0.92)	(0.09)	(0.80)	(1.57)

Net Asset Value, End of Year	$12.71	$16.17	$14.07	$12.61	$12.68

Total Return	(9.63)%	22.63%	12.32%	7.23%	0.46%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$761,418	$729,517	$521,477	$508,839	$477,097
Ratio to average net assets:
Gross expenses (c,d)	1.21%	1.23%	1.25%	1.21%	1.28	%(f)
Net expenses (a,c)	1.14%	1.14%	1.20%	1.24%	1.27	%(f)
Net investment income net of reimbursement (recapture) and securities lending expense offset (c,e)	1.15%	0.35%	0.75%	0.66%	0.56%
Portfolio turnover rate	139%	142%	208%	279%	256%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00%, 0.01%, 0.00%, respectively.

(b)	Per share amounts are calculated using the average shares method.

(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(e)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(f)	Effective March 30, 2018, the Operating Expense Limit for the Investor Class decreased from 1.27% to 1.17%. This excludes 0.10% of Shareholder Servicing Fees (See Note 3).

(g)

Due to timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

Horizon Active Asset Allocation Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Advisor Class
	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018

Net Asset Value, Beginning of Year	$16.10	$14.01	$12.55	$12.62	$14.16
Income From Investment Operations:
Net investment income (b,f)	0.14	0.03	0.08	0.07	0.05	(e)
Net gain (loss) from investments (both realized and unrealized)	(1.42)	2.95	1.45	0.65	(0.02	)(e)
Total from investment operations	(1.28)	2.98	1.53	0.72	0.03

Less Distributions:
From net investment income	(0.09)	(0.04)	(0.07)	(0.07)	(0.07)
From net realized gains	(2.09)	(0.85)	—	(0.72)	(1.50)
Total Distributions	(2.18)	(0.89)	(0.07)	(0.79)	(1.57)

Net Asset Value, End of Year	$12.64	$16.10	$14.01	$12.55	$12.62

Total Return	(9.76)%	22.43%	12.24%	7.12%	0.29%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$2,126	$3,893	$10,052	$7,879	$7,187
Ratio to average net assets:
Gross expenses (c,d)	1.36%	1.38%	1.41%	1.39%	1.43	%(g)
Net expenses (a,c)	1.28%	1.29%	1.25%	1.39%	1.42	%(g)
Net investment income net of reimbursement (recapture) and securities lending expense offset (c,f)	1.11%	0.21%	0.63%	0.57%	0.38%
Portfolio turnover rate	139%	142%	208%	279%	256%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00%, 0.00%, and 0.00% respectively.

(b)	Per share amounts are calculated using the average shares method.

(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(e)

Due to timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(f)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(g)	Effective March 30, 2018, the Operating Expense Limit for the Advisor Class decreased from 1.42% to 1.17% and now excludes 0.25% of Distribution Fees (12b-1) (See Note 3).

See accompanying notes to financial statements.

Horizon Active Asset Allocation Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Institutional Class
	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018

Net Asset Value, Beginning of Year	$16.23	$14.11	$12.64	$12.71	$14.22
Income From Investment Operations:
Net investment income (b,f)	0.14	0.08	0.12	0.10	0.09	(e)
Net gain (loss) from investments (both realized and unrealized)	(1.40)	2.97	1.44	0.65	(0.03	)(e)
Total from investment operations	(1.26)	3.05	1.56	0.75	0.06

Less Distributions:
From net investment income	(0.12)	(0.08)	(0.09)	(0.10)	(0.07)
From net realized gains	(2.09)	(0.85)	—	(0.72)	(1.50)
Total Distributions	(2.21)	(0.93)	(0.09)	(0.82)	(1.57)

Net Asset Value, End of Year	$12.76	$16.23	$14.11	$12.64	$12.71

Total Return	(9.57)%	22.82%	12.44%	7.33%	0.55%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$25,595	$8,894	$1,732	$28,631	$30,230
Ratio to average net assets:
Gross expenses (c,d)	1.11%	1.13%	1.16%	1.14%	1.18%
Net expenses (a,c)	1.04%	1.05%	1.01%	1.16%	1.17%
Net investment income net of reimbursement (recapture) and securities lending expense offset (c,f)	1.10%	0.47%	1.01%	0.80%	0.68%
Portfolio turnover rate	139%	142%	208%	279%	256%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.

(b)	Per share amounts are calculated using the average shares method.

(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(e)

Due to timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(f)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Investor Class
	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018

Net Asset Value, Beginning of Year	$26.13	$21.74	$21.38	$21.69	$22.80
Income From Investment Operations:
Net investment income (b,e)	0.13	0.08	0.16 (g)	0.12	0.13
Net gain (loss) from investments (both realized and unrealized)	(3.48)	4.39	0.42 (g)	0.33	(0.21)
Total from investment operations	(3.35)	4.47	0.58	0.45	(0.08)

Less Distributions:
From net investment income	(0.17)	(0.08)	(0.22)	(0.12)	(0.12)
From net realized gains	(1.90)	—	—	(0.64)	(0.91)
Total Distributions	(2.07)	(0.08)	(0.22)	(0.76)	(1.03)

Net Asset Value, End of Year	$20.71	$26.13	$21.74	$21.38	$21.69

Total Return	(14.24)%	20.64%	2.71%	2.52%	(0.31)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$1,238,187	$1,156,627	$764,775	$738,854	$682,077
Ratio to average net assets:
Gross expenses (c,d)	1.19%	1.22%	1.25%	1.20%	1.28	%(f)
Net expenses (a,c)	1.17%	1.16%	1.20%	1.24%	1.27	%(f)
Net investment income net of reimbursement (recapture) and securities lending expense offset (c,e)	0.58%	0.34%	0.81%	0.60%	0.58%
Portfolio turnover rate	366%	108%	462%	368%	275%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

(b)	Per share amounts are calculated using the average shares method.

(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(e)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(f)	Effective March 30, 2018, the Operating Expense Limit for the Investor Class decreased from 1.27% to 1.17%. This excludes 0.10% of Shareholder Servicing Fees (See Note 3).

(g)

Due to timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statement of Operations.

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Advisor Class
	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020		For the Year Ended November 30, 2019	For the Year Ended November 30, 2018

Net Asset Value, Beginning of Year	$26.08	$21.73	$21.36		$21.66	$22.78
Income From Investment Operations:
Net investment income (loss) (b,e)	0.12	0.05	(0.04	)(g)	0.10	0.11
Net gain (loss) from investments (both realized and unrealized)	(3.49)	4.37	0.57	(g)	0.32	(0.23)
Total from investment operations	(3.37)	4.42	0.53		0.42	(0.12)

Less Distributions:
From net investment income	(0.15)	(0.07)	(0.16)		(0.08)	(0.09)
From net realized gains	(1.90)	—	—		(0.64)	(0.91)
Total Distributions	(2.05)	(0.07)	(0.16)		(0.72)	(1.00)

Net Asset Value, End of Year	$20.66	$26.08	$21.73		$21.36	$21.66

Total Return	(14.34)%	20.41%	2.50%		2.37%	(0.46)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$4,472	$8,312	$6,399		$177	$388
Ratio to average net assets:
Gross expenses (c,d)	1.34%	1.37%	1.43%		1.38%	1.43	%(f)
Net expenses (a,c)	1.31%	1.31%	1.37%		1.42%	1.42	%(f)
Net investment income (loss) net of reimbursement (recapture) and securities lending expense offset (c,e)	0.53%	0.21%	(0.18)%		0.49%	0.48%
Portfolio turnover rate	366%	108%	462%		368%	275%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest expense which was 0.01%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

(b)	Per share amounts are calculated using the average shares method.

(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(e)

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(f)	Effective March 30, 2018, the Operating Expense Limit for the Advisor Class decreased from 1.42% to 1.17%. This excludes 0.25% of Distribution Fees (12b-1) (See Note 3).

(g)

Due to timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statement of Operations.

See accompanying notes to financial statements.

Horizon Active Risk Assist® Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Institutional Class
	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018

Net Asset Value, Beginning of Year	$26.19	$21.79	$21.43	$21.72	$22.84
Income From Investment Operations:
Net investment income (b,e)	0.16	0.13	0.23 (f)	0.10	0.14
Net gain (loss) from investments (both realized and unrealized)	(3.50)	4.37	0.36 (f)	0.39	(0.20)
Total from investment operations	(3.34)	4.50	0.59	0.49	(0.06)

Less Distributions:
From net investment income	(0.19)	(0.10)	(0.23)	(0.14)	(0.15)
From net realized gains	(1.90)	—	—	(0.64)	(0.91)
Total Distributions	(2.09)	(0.10)	(0.23)	(0.78)	(1.06)

Net Asset Value, End of Year	$20.76	$26.19	$21.79	$21.43	$21.72

Total Return	(14.17)%	20.75%	2.78%	2.70%	(0.21)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$30,798	$34,320	$40,562	$62,964	$22,714
Ratio to average net assets:
Gross expenses (c,d)	1.09%	1.12%	1.15%	1.13%	1.19%
Net expenses (a,c)	1.06%	1.06%	1.09%	1.08%	1.14%
Net investment income (loss) net of reimbursement (recapture) and securities lending expense offset (c,e)	0.70%	0.54%	1.14%	0.47%	0.61%
Portfolio turnover rate	366%	108%	462%	368%	275%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.

(b)	Per share amounts are calculated using the average shares method.

(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(e)

Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(f)

Due to timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statement of Operations.

See accompanying notes to financial statements.

Horizon Active Income Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Investor Class
	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018

Net Asset Value, Beginning of Year	$9.72	$9.90	$9.44	$9.13	$9.73
Income From Investment Operations:
Net investment income (b,e)	0.13	0.19	0.18	0.29	0.30
Net gain (loss) from investments (both realized and unrealized)	(1.48)	(0.18)	0.50	0.31	(0.64)
Total from investment operations	(1.35)	0.01	0.68	0.60	(0.34)

Less Distributions:
From net investment income	(0.13)	(0.19)	(0.22)	(0.29)	(0.26)
Total Distributions	(0.13)	(0.19)	(0.22)	(0.29)	(0.26)

Net Asset Value, End of Year	$8.24	$9.72	$9.90	$9.44	$9.13

Total Return	(14.04)%	0.11%	7.29%	6.78%	(3.58)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$439,460	$432,982	$430,958	$272,400	$275,992
Ratio to average net assets:
Gross expenses (c,d)	0.99%	1.03%	1.05%	1.03%	1.09	%(f)
Net expenses (a,c)	0.89%	0.95%	0.90%	0.88%	0.98	%(f)
Net investment income net of reimbursement (recapture) and securities lending expense offset (c,e)	1.47%	1.98%	1.87%	3.13%	3.16%
Portfolio turnover rate	110%	93%	225%	167%	155%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest and dividend expense which was 0.00%, 0.00%, 0.01%, 0.00%, and 0.00%, respectively.

(b)	Per share amounts are calculated using the average shares method.

(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(e)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(f)	Effective March 30, 2018, the Operating Expense Limit for the Investor Class decreased from 1.09% to 0.99%. This excludes 0.10% of Shareholder Servicing Fees (See Note 3).

See accompanying notes to financial statements.

Horizon Active Income Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Advisor Class
	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018

Net Asset Value, Beginning of Year	$9.77	$9.95	$9.47	$9.16	$9.76
Income From Investment Operations:
Net investment income (b,e)	0.12	0.18	0.18	0.26	0.29
Net gain (loss) from investments (both realized and unrealized)	(1.49)	(0.18)	0.47	0.32	(0.63)
Total from investment operations	(1.37)	(0.00)	0.65	0.58	(0.34)

Less Distributions:
From net investment income	(0.11)	(0.18)	(0.17)	(0.27)	(0.26)
Total Distributions	(0.11)	(0.18)	(0.17)	(0.27)	(0.26)

Net Asset Value, End of Year	$8.29	$9.77	$9.95	$9.47	$9.16

Total Return	(14.12)%	(0.05)%	6.96%	6.53%	(3.58)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$1,960	$4,391	$3,896	$2,328	$1,587
Ratio to average net assets:
Gross expenses (c,d)	1.14%	1.18%	1.17%	1.20%	1.24	%(f)
Net expenses (a,c)	1.03%	1.10%	1.06%	1.05%	1.04	%(f)
Net investment income net of reimbursement (recapture) and securities lending expense offset (c,e)	1.31%	1.82%	1.90%	2.79%	3.07%
Portfolio turnover rate	110%	93%	225%	167%	155%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.

(b)	Per share amounts are calculated using the average shares method.

(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(e)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(f)	Effective March 30, 2018, the Operating Expense Limit for the Advisor Class decreased from 1.24% to 1.09%. This excludes 0.25% of Distribution Fees (12b-1) (See Note 3).

See accompanying notes to financial statements.

Horizon Active Income Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Institutional Class
	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018

Net Asset Value, Beginning of Year	$9.68	$9.86	$9.43	$9.13	$9.72
Income From Investment Operations:
Net investment income (b,e)	0.14	0.17	0.49 (f)	0.29	0.31
Net gain (loss) from investments (both realized and unrealized)	(1.47)	(0.15)	0.17 (f)	0.31	(0.63)
Total from investment operations	(1.33)	0.02	0.66	0.60	(0.32)

Less Distributions:
From net investment income	(0.14)	(0.20)	(0.23)	(0.30)	(0.27)
Total Distributions	(0.14)	(0.20)	(0.23)	(0.30)	(0.27)

Net Asset Value, End of Year	$8.21	$9.68	$9.86	$9.43	$9.13

Total Return	(13.90)%	0.20%	7.07%	6.83%	(3.33)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$1,704	$1,840	$184	$8,040	$7,488
Ratio to average net assets:
Gross expenses (c,d)	0.89%	0.94%	0.93%	0.95%	0.99%
Net expenses (a,c)	0.79%	0.85%	0.82%	0.80%	0.86%
Net investment income net of reimbursement (recapture) and securities lending expense offset (c,e)	1.57%	1.74%	5.13%	3.15%	3.28%
Portfolio turnover rate	110%	93%	225%	167%	155%

Portfolio turnover is calculated for the Fund as a whole.

(a)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.

(b)	Per share amounts are calculated using the average shares method.

(c)	Does not reflect the expenses of the underlying funds in which the Fund invests.

(d)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(e)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(f)

Due to timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statement of Operations.

See accompanying notes to financial statements.

Horizon Active Dividend Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Investor Class
	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018

Net Asset Value, Beginning of Year	$63.02	$55.01	$58.58	$60.03	$59.15
Income From Investment Operations:
Net investment income (a)	1.23	1.03	1.19	1.47	1.18 (c)
Net gain (loss) from investments (both realized and unrealized)	0.02 (d)	8.02	(3.25)	0.27 (d)	1.61 (c)
Total from investment operations	1.25	9.05	(2.06)	1.74	2.79

Less Distributions:
From net investment income	(1.16)	(1.04)	(1.29)	(1.14)	(1.13)
From net realized gains	(1.49)	—	(0.22)	(2.05)	(0.78)
Total Distributions	(2.65)	(1.04)	(1.51)	(3.19)	(1.91)

Net Asset Value, End of Year	$61.62	$63.02	$55.01	$58.58	$60.03

Total Return	1.90%	16.58%	(3.41)%	3.67%	4.72%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$102,135	$123,269	$104,774	$156,452	$39,909
Ratio to average net assets:
Gross expenses (b)	1.10%	1.06%	1.11%	1.09%	1.32%
Net expenses (e)	1.09%	1.08%	1.09%	1.09%	1.09%
Net investment income net of reimbursement (recapture) and securities lending expense offset	2.03%	1.67%	2.28%	2.59%	1.93%
Portfolio turnover rate	150%	222%	376%	369%	320%

Portfolio turnover is calculated for the Fund as a whole.

(a)	Per share amounts are calculated using the average shares method.

(b)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(c)

Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(d)

Net realized and unrealized gain (loss) per share in this caption is a balancing amount necessary to reconcile the change in the net asset value per share for the period, and may not reconcile with the aggregate gain (loss) on the Statements of Operations due to share transactions for the period.

(e)	The ratio of expenses to average net assets includes interest expense which was 0.02%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.

See accompanying notes to financial statements.

Horizon Active Dividend Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Advisor Class
	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018

Net Asset Value, Beginning of Year	$63.04	$54.99	$58.56	$60.00	$59.13
Income From Investment Operations:
Net investment income (a)	1.09	0.95	1.13	1.37	1.04 (c)
Net gain (loss) from investments (both realized and unrealized)	0.06 (d)	8.04	(3.28)	0.29 (d)	1.66 (c)
Total from investment operations	1.15	8.99	(2.15)	1.66	2.70

Less Distributions:
From net investment income	(1.04)	(0.94)	(1.21)	(1.05)	(1.05)
From net realized gains	(1.49)	—	(0.21)	(2.05)	(0.78)
Total Distributions	(2.53)	(0.94)	(1.42)	(3.10)	(1.83)

Net Asset Value, End of Year	$61.66	$63.04	$54.99	$58.56	$60.00

Total Return	1.73%	16.45%	(3.55)%	3.50%	4.57%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$4,834	$10,941	$8,781	$27,452	$10,892
Ratio to average net assets:
Gross expenses (b)	1.23%	1.21%	1.25%	1.24%	1.48%
Net expenses (e)	1.25%	1.24%	1.24%	1.24%	1.24%
Net investment income net of reimbursement (recapture) (recapture) and securities lending expense offset	1.76%	1.52%	2.17%	2.42%	1.71%
Portfolio turnover rate	150%	222%	376%	369%	320%

Portfolio turnover is calculated for the Fund as a whole.

(a)	Per share amounts are calculated using the average shares method.

(b)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(c)

Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(d)

Net realized and unrealized gain (loss) per share in this caption is a balancing amount necessary to reconcile the change in the net asset value per share for the period, and may not reconcile with the aggregate gain (loss) on the Statements of Operations due to share transactions for the period.

(e)	The ratio of expenses to average net assets includes interest expense which was 0.01%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.

See accompanying notes to financial statements.

Horizon Defined Risk Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Investor Class
	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Period Ended November 30, 2018 (a)

Net Asset Value, Beginning of Period/Year	$63.49	$56.98	$54.09	$51.00	$50.00
Income From Investment Operations:
Net investment income (b)	0.26	0.22	0.37	0.51	0.44
Net gain (loss) from investments (both realized and unrealized)	(2.41)	6.62	2.82	2.86	0.56
Total from investment operations	(2.15)	6.84	3.19	3.37	1.00

Less Distributions:
From net investment income	(0.18)	(0.33)	(0.30)	(0.17)	—
From net realized gains	—	—	—	(0.11)	—
Total Distributions	(0.18)	(0.33)	(0.30)	(0.28)	—

Net Asset Value, End of Period/Year	$61.16	$63.49	$56.98	$54.09	$51.00

Total Return	(3.40)%	12.06%	5.93%	6.69%	2.00	%(e)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$359,743	$247,061	$210,993	$163,322	$5,915
Ratio to average net assets:
Gross expenses (c)	1.12%	1.11%	1.12%	1.20%	2.28	%(d)
Net expenses (f)	1.12%	1.05%	1.04%	1.04%	1.04	%(d)
Net investment income net of reimbursement (recapture) and securities lending expense offset	0.43%	0.35%	0.70%	0.99%	0.94	%(d)
Portfolio turnover rate	15%	27%	28%	10%	89	%(e)

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since December 28, 2017 (Commencement of Operations).

(b)	Per share amounts are calculated using the average shares method.

(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(d)	Annualized.

(e)	Not annualized.

(f)	The ratio of expenses to average net assets includes interest expense which was 0.08%, 0.01%, 0.00%, 0.00% and 0.00%, respectively.

See accompanying notes to financial statements.

Horizon Defined Risk Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Advisor Class
	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Period Ended November 30, 2018 (a)

Net Asset Value, Beginning of Period/Year	$63.45	$56.93	$54.06	$50.98	$50.58
Income From Investment Operations:
Net investment income (b)	0.13	0.13	0.29	0.42	0.31	(d)
Net gain (loss) from investments (both realized and unrealized)	(2.39)	6.62	2.82	2.87	0.09	(d)
Total from investment operations	(2.26)	6.75	3.11	3.29	0.40

Less Distributions:
From net investment income	(0.08)	(0.23)	(0.24)	(0.10)	—
From net realized gains	—	—	—	(0.11)	—
Total Distributions	(0.08)	(0.23)	(0.24)	(0.21)	—

Net Asset Value, End of Period/Year	$61.11	$63.45	$56.93	$54.06	$50.98

Total Return	(3.57)%	11.90%	5.78%	6.51%	0.77	%(f)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$12,227	$19,816	$24,804	$22,807	$9,173
Ratio to average net assets:
Gross expenses (c)	1.26%	1.26%	1.28%	1.37%	2.10	%(e)
Net expenses (g)	1.26%	1.20%	1.19%	1.19%	1.19	%(e)
Net investment income net of reimbursement (recapture) and securities lending expense offset	0.20%	0.21%	0.56%	0.80%	0.75	%(e)
Portfolio turnover rate	15%	27%	28%	10%	89	%(f)

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since February 2, 2018 (Commencement of Operations).

(b)	Per share amounts are calculated using the average shares method.

(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(d)

Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(e)	Annualized.

(f)	Not annualized.

(g)	The ratio of expenses to average net assets includes interest expense which was 0.07%, 0.01%, 0.00%, 0.00% and 0.00%, respectively.

See accompanying notes to financial statements.

Horizon U.S. Defensive Equity Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Investor Class
	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Period Ended November 30, 2019 (a)

Net Asset Value, Beginning of Period/Year	$33.53	$27.19	$26.22	$25.00
Income From Investment Operations:
Net investment income (b)	0.22	0.15	0.12	0.12
Net gain (loss) from investments (both realized and unrealized)	(0.29)	6.27	0.91	1.10
Total from investment operations	(0.07)	6.42	1.03	1.22

Less Distributions:
From net investment income	(0.18)	(0.08)	(0.06)	—
From net realized gains	(6.94)	—	—	—
Total Distributions	(7.12)	(0.08)	(0.06)	—

Net Asset Value, End of Period/Year	$26.34	$33.53	$27.19	$26.22

Total Return	(1.62)%	23.70%	3.96%	4.88	%(e)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$143,236	$128,449	$205,886	$85,776
Ratio to average net assets:
Gross expenses (c)	1.12%	1.17%	1.14%	1.93	%(d)
Net expenses (f)	1.11%	1.09%	1.09%	1.09	%(d)
Net investment income net of reimbursement (recapture) and securities lending expense offset	0.83%	0.50%	0.49%	1.10	%(d)
Portfolio turnover rate	197%	218%	325%	0.11	%(e)

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since June 26, 2019 (Commencement of Operations).

(b)	Per share amounts are calculated using the average shares method.

(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(d)	Annualized.

(e)	Not annualized.

(f)	The ratio of expenses to average net assets includes interest expense which was 0.02%, 0.00%, 0.00% and 0.00%, respectively.

See accompanying notes to financial statements.

Horizon U.S. Defensive Equity Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Advisor Class
	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Period Ended November 30, 2020 (a)

Net Asset Value, Beginning of Period/Year	$33.46	$27.16	$26.23
Income From Investment Operations:
Net investment income (b)	0.14	0.10	0.04
Net gain (loss) from investments (both realized and unrealized)	(0.26)	6.27	0.89
Total from investment operations	(0.12)	6.37	0.93

Less Distributions:
From net investment income	(0.13)	(0.07)	—
From net realized gains	(6.94)	—	—
Total Distributions	(7.07)	(0.07)	—

Net Asset Value, End of Period/Year	$26.27	$33.46	$27.16

Total Return	(1.79)%	23.53%	3.55	%(e)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$189	$544	$730
Ratio to average net assets:
Gross expenses (c)	1.27%	1.32%	1.30	%(d)
Net expenses (f)	1.25%	1.24%	1.24	%(d)
Net investment income net of reimbursement (recapture) and securities lending expense offset	0.52%	0.34%	0.17	%(d)
Portfolio turnover rate	197%	218%	325%

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since January 31, 2020 (Commencement of Operations).

(b)	Per share amounts are calculated using the average shares method.

(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(d)	Annualized.

(e)	Not annualized.

(f)	The ratio of expenses to average net assets includes interest expense which was 0.01%, 0.00%, and 0.00%, respectively.

See accompanying notes to financial statements.

Horizon ESG & Defensive Core Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Investor Class
	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Period Ended November 30, 2020 (a)

Net Asset Value, Beginning of Period/Year	$36.09	$28.78	$25.00
Income From Investment Operations:
Net investment income (b)	0.11	0.11	0.19	(f)
Net gain (loss) from investments (both realized and unrealized)	(4.29)	8.01	3.59	(f)
Total from investment operations	(4.18)	8.12	3.78

Less Distributions:
From net investment income	(0.08)	(0.10)	—
From net realized gains	(0.84)	(0.71)	—
Total Distributions	(0.92)	(0.81)	—

Net Asset Value, End of Period/Year	$30.99	$36.09	$28.78

Total Return	(11.99)%	28.91%	15.12	%(e)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$148,912	$120,315	$3,985
Ratio to average net assets:
Gross expenses (c,h)	1.04%	1.09%	6.24	%(d)
Net expenses (g,h)	1.03%	1.04%	1.04	%(d)
Net investment income net of reimbursement and securities lending expense offset	0.36%	0.32%	0.73	%(d)
Portfolio turnover rate	270%	29%	81	%(e)

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since December 26, 2019 (Commencement of Operations).

(b)	Per share amounts are calculated using the average shares method.

(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(d)	Annualized.

(e)	Not annualized.

(f)

Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(g)	The ratio of expenses to average net assets includes interest expense which was 0.01%, 0.00%, and 0.00%, respectively.

(h)	Does not reflect the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

Horizon ESG & Defensive Core Fund FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Advisor Class
	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Period Ended November 30, 2020 (a)

Net Asset Value, Beginning of Period/Year	$35.95	$28.69	$25.04
Income From Investment Operations:
Net investment income (b)	0.06	0.07	0.13	(f)
Net gain (loss) from investments (both realized and unrealized)	(4.27)	7.97	3.52	(f)
Total from investment operations	(4.21)	8.04	3.65

Less Distributions:
From net investment income	(0.05)	(0.07)	—
From net realized gains	(0.84)	(0.71)	—
Total Distributions	(0.89)	(0.78)	—

Net Asset Value, End of Period/Year	$30.85	$35.95	$28.69

Total Return	(12.11)%	28.69%	14.58	%(e)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$33,632	$35,205	$4,283
Ratio to average net assets:
Gross expenses (c,h)	1.18%	1.28%	4.56	%(d)
Net expenses (g,h)	1.18%	1.19%	1.19	%(d)
Net investment income net of reimbursement and securities lending expense offset	0.17%	0.19%	0.52	%(d)
Portfolio turnover rate	270%	29%	81	%(e)

Portfolio turnover is calculated for the Fund as a whole.

(a)	Since January 8, 2020 (Commencement of Operations).

(b)	Per share amounts are calculated using the average shares method.

(c)	Represents the ratio of expenses to average net assets absent securities lending expense offset, fee waivers and/or expense reimbursements by the Adviser.

(d)	Annualized.

(e)	Not annualized.

(f)

Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(g)	The ratio of expenses to average net assets includes interest expense which was 0.00%, 0.00%, and 0.00%, respectively.

(h)	Does not reflect the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

Horizon Funds

Notes to Financial Statements

November 30, 2022

1.	ORGANIZATION

The Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Income Fund, Horizon Active Dividend Fund, Horizon Defined Risk Fund, Horizon U.S. Defensive Equity Fund (formerly known as the Horizon Defensive Multi-Factor Fund) and Horizon ESG & Defensive Core Fund (each a “Fund” and together the “Funds”) are each a series of shares of beneficial interest of Horizon Funds (the “Trust”), a Delaware business trust organized on May 21, 2015. The Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Income Fund, Horizon Active Dividend Fund, Horizon Defined Risk Fund, Horizon U.S. Defensive Equity Fund and Horizon ESG & Defensive Core Fund are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as diversified, open-end management investment companies. The investment objective of the Horizon Active Asset Allocation Fund is capital appreciation. The Fund presently offers Investor Class shares, Advisor Class shares and Institutional Class shares, which commenced operations on January 31, 2012, September 4, 2015 and September 9, 2016, respectively. The investment objective of the Horizon Active Risk Assist® Fund is to capture the majority of the returns associated with equity market investments, while mitigating downside risk through use of a risk overlay strategy. The Fund presently offers Investor Class shares, Advisor Class shares and Institutional Class shares, which commenced operations on August 29, 2014, September 4, 2015 and September 9, 2016, respectively. The investment objective of the Horizon Active Income Fund is income. The Fund presently offers Investor Class shares, Advisor Class shares and Institutional Class shares, which commenced operations on September 30, 2013, February 8, 2016 and September 9, 2016, respectively. The investment objective of the Horizon Active Dividend Fund is capital appreciation and current income. The Fund presently offers Investor Class shares and Advisor Class shares, which commenced operations on December 28, 2016 and June 20, 2017, respectively. The investment objective of the Horizon Defined Risk Fund is capital appreciation and capital preservation. The Fund presently offers Investor Class shares and Advisor Class shares, which commenced operations on December 28, 2017 and February 2, 2018, respectively. The investment objective of the Horizon U.S. Defensive Equity Fund is to capture the majority of the returns associated with domestic equity market investments, while mitigating downside risk through use of a risk overlay strategy. The Fund presently offers Investor Class shares and Advisor Class shares which commenced operations on June 26, 2019 and January 31, 2020, respectively. The investment objective of the Horizon ESG & Defensive Core Fund (the “ESG Defensive Fund”) is to seek to generate comparable returns, before fees and expenses, to an index that is designed to measure the performance of the large and mid-cap segments of the U.S. market and that screens companies with regards to certain ESG criteria for the equity portion of the Fund’s portfolio, while mitigating downside risk by allocating a portion of the Fund’s portfolio to a risk overlay strategy (the “Risk Assist® strategy”). The Fund presently offers Investor Class shares and Advisor Class shares, which commenced operations on December 26, 2019 and January 8, 2020, respectively.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The Funds value their investments and financial instruments at fair value as follows. In determining a Fund’s net asset value (“NAV”) per share, equity securities, including common stocks, preferred stocks, and exchange traded funds, for which market quotations are readily available are valued at current market value using the last reported sales

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2022

price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If the NOCP is not available, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices on the primary exchange. When market quotations received are from an active market, the securities will be classified within Level 1 of the fair value hierarchy. If market quotations are not readily available, then securities are valued at fair value as determined by the Adviser, as the Funds’ valuation designee pursuant to Rule 2a-5. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system, as determined by the Adviser, as the Funds’ valuation designee. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent fair value. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported NAVs. Purchased and written options are valued at the composite mean of the bid and the ask as of the closing of the applicable market, provided that in circumstances deemed appropriate by the Adviser options may be valued at fair value as determined in good faith by the Adviser, as the Fund’s valuation designee.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, as described above, are valued as determined in good faith by the Adviser pursuant to the Adviser’s fair valuation policies and procedures.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Generally, these inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. For an option position, these inputs may include, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2022

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2022, for the Funds’ investments measured at fair value:

Horizon Active Asset Allocation Fund
Assets *	Level 1	Level 2	Level 3	Total
Investment Companies	$779,068,811	$—	$—	$779,068,811
Short Term Investments	10,167,137	—	—	10,167,137
Investments Purchased With Proceeds From Securities Lending	96,552,454	—	—	96,552,454
Total	$885,788,402	$—	$—	$885,788,402

Horizon Active Risk Assist® Fund
Assets *	Level 1	Level 2	Level 3	Total
Investment Companies	$1,237,807,882	$—	$—	$1,237,807,882
Common Stocks	13,423,893	—	—	13,423,893
Purchased Call Options	—	583,750	—	583,750
Purchased Put Options	—	1,621,875	—	1,621,875
Short Term Investments	20,695,725	—	—	20,695,725
Investments Purchased With Proceeds From Securities Lending	5,133,800	—	—	5,133,800
Total	$1,277,061,300	$2,205,625	$—	$1,279,266,925

Liabilities *	Level 1	Level 2	Level 3	Total
Written Put Options	$—	$468,750	$—	$468,750
Total	$—	$468,750	$—	$468,750

Horizon Active Income Fund
Assets *	Level 1	Level 2	Level 3	Total
Investment Companies	$440,535,538	$—	$—	$440,535,538
Short Term Investments	2,657,974	—	—	2,657,974
Investments Purchased With Proceeds From Securities Lending	7,997,981	—	—	7,997,981
Total	$451,191,493	$—	$—	$451,191,493

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2022

Horizon Active Dividend Fund
Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$104,969,673	$—	$—	$104,969,673
Preferred Stocks	172,693	—	—	172,693
Short Term Investments	1,556,119	—	—	1,556,119
Investments Purchased With Proceeds From Securities Lending	553,000	—	—	553,000
Total	$107,251,485	$—	$—	$107,251,485

Horizon Defined Risk Fund
Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$354,392,294	$—	$—	$354,392,294
Purchased Put Options	—	3,076,975	—	3,076,975
Short Term Investments	15,026,232	—	—	15,026,232
Total	$369,418,526	$3,076,975	$—	$372,495,501

Liabilities *	Level 1	Level 2	Level 3	Total
Written Call Options	$—	$8,618,025	$—	$8,618,025
Written Put Options	—	752,000	—	752,000
Total	$—	$9,370,025	$—	$9,370,025

Horizon U.S. Defensive Equity Fund
Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$142,010,158	$—	$—	$142,010,158
Short Term Investments	1,069,275	—	—	1,069,275
Total	$143,079,433	$—	$—	$143,079,433

Horizon ESG & Defensive Core Fund
Assets *	Level 1	Level 2	Level 3	Total
Investment Companies	$70,353,975	$—	$—	$70,353,975
Common Stocks	109,915,355	—	—	109,915,355
Short Term Investments	1,822,774	—	—	1,822,774
Total	$182,092,104	$—	$—	$182,092,104

*	Refer to the Portfolios of Investments for security classifications.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of registered investment company that is typically purchased and redeemed NAV in large blocks of shares called “Creation Units”, and bought and sold in secondary markets on a securities exchange, where its shares trade like common stock. An index-based ETF represents a fixed portfolio of securities designed to track the performance and dividend yield of

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2022

a particular domestic or foreign market index. Alternatively, ETFs may be actively managed in accordance with a particular investment strategy. The risks of owning an ETF generally reflect the risks of owning the underlying securities they hold, although the lack of liquidity on an ETF could result in it being more volatile.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Funds enter into option contracts to meet the requirements of their trading activities. The risk in writing a call option is that the Funds may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

When a Fund writes a call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call or put option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As the writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in price of the security underlying the written option.

A Fund may purchase put and call options. The Funds engage in options transactions on individual securities, ETFs, or indices to hedge against market declines or generate returns from falling asset prices. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such a favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The average quarterly value outstanding of purchased and written options during the year ended November 30, 2022, were as follows:

	Horizon Active Risk Assist® Fund	Horizon Defined Risk Fund
Purchased Options	$3,913,281	$9,258,950
Written Options	$1,438,125	$6,758,694

Horizon Active Asset Allocation Fund, Horizon Active Income Fund and Horizon Active Dividend Fund had options activity during the period but did not hold any as of each quarter end. Please reference the Statements of Operations for the options trading activity for the period.

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2022

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of November 30, 2022:

Location on the Statements of Assets and Liabilities
Fund	Derivatives Investment Type	Asset Derivatives	Liability Derivatives
Horizon Active Risk Assist® Fund	Equity Risk Contracts	Investments in Unaffiliated Securities, at Value	Options Written, at Value
Horizon Defined Risk Fund	Equity Risk Contracts	Investments in Unaffiliated Securities, at Value	Options Written, at Value

Horizon Active Risk Assist® Fund
Derivatives Investment Value
Purchased Options	$2,205,625
Written Options	$468,750

Horizon Defined Risk Fund
Derivatives Investment Value
Purchased Options	$3,076,975
Written Options	$9,370,025

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended November 30, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives in the Statements of Operations
Equity Risk contracts	Net realized gain (loss) from purchased options
Net realized gain (loss) from written options
Net change in unrealized appreciation (depreciation) on purchased options
Net change in unrealized appreciation (depreciation) on written options

Horizon Active Asset Allocation Fund
Realized gain/(loss) on derivatives recognized in the Statements of Operations
Derivative Investment Type
Purchased Options	$(730,042)
Written Options	366,481
$(363,561)

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2022

Horizon Active Risk Assist® Fund
Realized (loss) on derivatives recognized in the Statements of Operations
Derivative Investment Type
Purchased Options	$(3,143,319)
Written Options	(2,079,814)
$(5,233,133)

Changes in unrealized appreciation on derivatives recognized in the Statements of Operations
Purchased Options	$1,063,512
Written Options	450,176
$1,513,688

Horizon Active Income Fund
Realized (loss) on derivatives recognized in the Statements of Operations
Derivative Investment Type
Purchased Options	$(84,650)
Written Options	—
$(84,650)

Horizon Active Dividend Fund
Realized gain/(loss) on derivatives recognized in the Statements of Operations
Derivative Investment Type
Purchased Options	$(728,536)
Written Options	291,904
$(436,632)

Horizon Defined Risk Fund
Realized gain on derivatives recognized in the Statements of Operations
Derivative Investment Type
Purchased Options	$9,689,032
Written Options	13,273,947
$22,962,979

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
Purchased Options	$(7,251,505)
Written Options	2,185,635
$(5,065,870)

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2022

Offsetting of Financial Assets and Derivative Liabilities

The following table presents the Funds’ liability derivatives available for offset under a master netting arrangement net of collateral pledged for the Funds as of November 30, 2022.

Horizon Active Risk Assist® Fund
Liabilities:					Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments		Cash Collateral Pledged/ Received	Net Amount
Written Options	$468,750	(1)	$—	$468,750	$(468,750	)(2)	$—	$—
Total	$468,750		$—	$468,750	$(468,750)		$—	$—

Horizon Defined Risk Fund
Liabilities:					Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments		Cash Collateral Pledged/ Received	Net Amount
Written Options	$9,370,025	(1)	$—	$9,370,025	$(9,370,025	)(2)	$—	$—
Total	$9,370,025		$—	$9,370,025	$(9,370,025)		$—	$—

(1)	Written options at value as presented in the Portfolios of Investments.
(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Due to the absence of a master netting agreement relating to the Funds’ participation in securities lending, no additional disclosures have been made on behalf of the Funds. Please reference Note 5 for collateral related to securities on loan.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income and expense is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Long-term capital gain distributions from investment companies if any, are recorded separately from dividend income. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method.

Investment in Other Investment Companies – To the extent that a Fund invests in other investment companies, shareholders may obtain a copy of the underlying investment companies’ financial statements on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. Copies of information on the SEC’s internet site may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2022

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust. Income, other non-class-specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

Federal Income Taxes – It is each Fund’s policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken on the Funds’ 2021 tax returns. The Funds identified their major tax jurisdictions as U.S. Federal, North Carolina State and Delaware State; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually for the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Defined Risk, Horizon U.S. Defensive Equity Fund, and Horizon ESG & Defensive Core Fund and quarterly for the Horizon Active Income Fund and Horizon Active Dividend Fund and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Shareholder Services Plan – The Board has adopted a shareholder serving plan (the “Plan”) for Investor Class Shares of the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, and the Horizon Active Income Fund. The Plan allows the Funds to use part of their assets for shareholder servicing expenses. The Shareholder Servicing Expenses for the Investor Class shares of the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, and Horizon Active Income Fund are currently 0.10% of average daily net assets. Payments under the Plan are made for the provision of support services to shareholders, including administrative or other shareholder support services such as responding to customer inquiries or assisting the Funds in establishing or maintaining shareholder accounts and records. The entities providing shareholder services may provide such services directly, or may arrange for such services to be provided by another entity that has a servicing relationship with one or more shareholders. However, payments under the Plan are an operating expense of each Fund that is not subject to the expense limitation provided by the Adviser. Payments under the Plan may vary and are determined by the respective Fund in its sole discretion, in amounts up to 0.10% of the Fund’s average daily net assets attributable to Investor Class shares of the Fund on an annualized basis.

Rule 12b-1 – The Trust, with respect to all Funds, has adopted a Distribution Plan for Advisor Class shares of each Fund, and also for Investor Class shares of the Horizon Active Dividend Fund, Horizon Defined Risk Fund, the Horizon U.S. Defensive Equity Fund and the Horizon ESG & Defensive Core Fund pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). However, payments under the 12b-1 Plan are an operating expense of each Fund that is not subject to the expense limitation provided by the Adviser. The 12b-1 Plan provides for the payment of a distribution fee to Quasar Distributors, LLC (the “Distributor”) at an annualized rate of up to 0.25% of the average daily net assets attributable to the applicable classes. During the year ended November 30, 2022 the distribution fees

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2022

accrued for the Investor Class shares of the Horizon Active Dividend Fund, Horizon Defined Risk Fund, Horizon U.S. Defensive Equity Fund, Horizon ESG & Defensive Core Fund and for the Advisor Class shares of all Funds were 0.10% and 0.25% of average daily net assets, respectively. During the year ended November 30, 2022, the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Income Fund, Horizon Active Dividend Fund, Horizon Defined Risk Fund, Horizon U.S. Defensive Equity Fund and Horizon ESG & Defensive Core Fund Advisor Class shares incurred $7,900, $16,963, $8,205, $19,024, $38,359, $877, and $85,633, respectively, pursuant to the plan. During the year ended November 30, 2022, the Horizon Active Dividend Fund, Horizon Defined Risk Fund, Horizon U.S. Defensive Equity Fund and Horizon ESG & Defensive Core Fund Investor Class shares incurred $109,857, $293,974, $124,873 and $132,759, respectively, pursuant to the plan. Investor Class shares of the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund and Horizon Active Income Fund and Institutional Class shares of all Funds do not pay any 12b-1 distribution fees.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

General Risk – The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to an Investment Advisory Agreement with each Fund (the “Advisory Agreements”), investment advisory services are provided to the Funds by Horizon Investments, LLC (the “Adviser”). Under the terms of the Advisory Agreements, the Adviser receives monthly fees calculated at an annual rate of 0.99% of the average daily net assets of the Horizon Active Asset Allocation Fund, 0.99% of the average daily net assets of the Horizon Active Risk Assist® Fund, 0.77% of the average daily net assets of the Horizon Active Income Fund, 0.75% of the average daily net assets of the Horizon Active Dividend Fund, 0.80% of the average daily net assets of the Horizon Defined Risk Fund, 0.80% of the average daily net assets of the Horizon U.S. Defensive Equity Fund and 0.68% of the average daily net assets of the Horizon ESG & Defensive Core Fund. Prior to October 1, 2022, the Adviser received a fee at an annual rate of 0.75% of the Horizon ESG & Defensive Core Fund’s average daily net assets.

Pursuant to the Expense Limitation Agreement (the “Waiver Agreement”), the Adviser has agreed, until December 31, 2023 for the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Income Fund, Horizon Active Dividend Fund and Horizon Defined Risk Fund, Horizon U.S. Defensive Equity Fund, and the Horizon ESG & Defensive Core Fund, to waive a portion of the Fund’s advisory fee and has agreed to reimburse the Fund for other expenses to the extent that the aggregate expenses of every character, including but not limited to investment advisory fees of the Adviser (but excluding front-end or contingent sales loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs, such as interest and dividend expense on securities sold short; payments by the Fund, if any, under the Trust’s Rule 12b-1 Distribution Plan; payments by the Fund, if any,

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2022

under the Trust’s Shareholder Services Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses, such as litigation) incurred by a class of shares of the Fund in any fiscal year do not exceed the percentage of average daily net assets in the below table.

Fund	Investor	Advisor	Institutional
Horizon Active Asset Allocation Fund	1.17%	1.17%	1.17%
Horizon Active Risk Assist® Fund	1.17%	1.17%	1.17%
Horizon Active Income Fund	0.99%	0.99%	0.99%
Horizon Active Dividend Fund	0.99%	0.99%	0.99%
Horizon Defined Risk Fund	0.94%	0.94%	0.94%
Horizon U.S. Defensive Equity Fund	0.99%	0.99%	0.99%
Horizon ESG & Defensive Core Fund	0.87%	0.87%	0.87%

Any fees waived or expenses reimbursed by the Adviser are subject to possible recoupment by the Adviser within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment.

The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Adviser through November 30 of the period indicated. During the year ended November 30, 2022, the Adviser recouped from Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Income Fund, Horizon Active Dividend Fund, Horizon Defined Risk Fund, Horizon U.S. Defensive Equity Fund, and the Horizon ESG & Defensive Core Fund $0, $0, $0, $3,032, $64,512, $21,935, and $40,435 respectively.

Fund	2023	2024	2025	Total
Horizon Active Asset Allocation Fund	$—	$—	$—	$—
Horizon Active Risk Assist® Fund	—	—	—	—
Horizon Active Income Fund	—	—	—	—
Horizon Active Dividend Fund	1,313	1,062	869	3,244
Horizon Defined Risk Fund	159,403	141,014	74,784	375,201
Horizon U.S. Defensive Equity Fund	62,954	129,170	31,460	223,584
Horizon ESG & Defensive Core Fund	60,339	64,630	51,615	176,584

Trustees – The Trust pays each Trustee of the Trust who is not an interested person an annual retainer of $60,000 for each fiscal year plus $10,000 for attendance at an in-person board meeting or $1,000 for attendance of a special meeting. In every instance, the cost of the fees are to be allocated among the participating Funds in accordance with a formula that takes into account the overall asset size of each affected Fund. The Trust also reimburses the Trustees for travel and other expenses incurred in attending meetings of the Board. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any direct compensation from the Trust.

Chief Compliance Officer Compensation – The Board renewed the approval of a compensation policy with respect to the Trust’s Chief Compliance Officer pursuant to which the Horizon Funds and the Adviser each pay 50% of the Chief Compliance Officer’s salary, with the portion paid by the Horizon Funds allocated among the Funds in accordance with their relative net assets.

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2022

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended November 30, 2022, were as follows:

Fund	Purchases	Sales
Horizon Active Asset Allocation Fund	$1,142,847,137	$1,018,696,059
Horizon Active Risk Assist® Fund	4,665,709,600	4,418,630,151
Horizon Active Income Fund	550,031,701	473,255,346
Horizon Active Dividend Fund	173,153,105	199,391,283
Horizon Defined Risk Fund	164,518,341	43,595,394
Horizon U.S. Defensive Equity Fund	262,569,466	245,852,291
Horizon ESG & Defensive Core Fund	495,663,837	445,643,319

5.	SECURITIES LENDING

The Funds may lend domestic securities in their portfolios to approved brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program effective December 20, 2017, which is administered by U.S. Bank N.A. (the “Custodian”). The net income to which the Funds are entitled may be used to offset against costs and other charges incurred by the Funds with the Custodian or its affiliates or, as directed in writing by the Funds, other service providers. Investment Advisory Fees, Shareholder Servicing Fees - Investor Class, Distribution Fees (12b-1) - Advisor Class and Distribution Fees (12b-1) - Investor Class as noted in the Statements of Operations are not eligible to be offset by securities lending income. The securities lending agreement requires that loans are collateralized in an amount equal to at least 102% at the outset of the loan and at least 100%, at all times thereafter, of the value of any loaned securities. The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. Amounts earned from security lending is disclosed in each Fund’s Statement of Operations as a securities lending credit. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing year. Gain or loss on the fair value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. During the year ended November 30, 2022, the Funds had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines allow the cash collateral to be invested in readily marketable, high quality, short-term obligations issued or guaranteed by the United States Government; however, such investments are subject to risk of payment delays, declines in the value of collateral provided, default on the part of the issuer or counterparty, or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2022

As of the year ended November 30, 2022, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan and Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
Horizon Active Asset Allocation Fund	$96,359,182	$96,552,454
Horizon Active Risk Assist® Fund	5,130,973	5,133,800
Horizon Active Income Fund	7,898,093	7,997,981
Horizon Active Dividend Fund	550,200	553,000
Horizon Defined Risk Fund	—	—
Horizon U.S. Defensive Equity Fund	—	—
Horizon ESG & Defensive Core Fund	—	—

*

The cash collateral received was invested in the First American Government Obligations Fund, Class X, with an overnight and continuous maturity, as shown on the Portfolios of Investments. These amounts were not included in the offsetting disclosures in Note 2 (Offsetting of Financial Assets and Derivative Liabilities).

6.	LINE OF CREDIT ARRANGEMENT

Throughout the year ended November 30, 2022, and renewed effective February 24, 2022, the Funds are party to an unsecured line of credit arrangement with the Custodian. The Loan Agreement has an expiration date of February 23, 2023, under which borrowing is limited to the lesser of 15% of the market value of a Fund, 33.33% of the market value of specific marketable securities of a Fund acceptable to the Custodian, or $75,000,000 for all the Funds subject to the line of credit. The Funds may utilize the line of credit for temporary or emergency purposes, primarily for financing redemption payments. The applicable Funds have authorized the Custodian to charge any of the Funds subject to the line of credit for any missed payments by the Funds. The Funds will be charged the prime rate, which was 7.00% as of November 30, 2022, if they borrow. For the year ended November 30, 2022, the Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Dividend Fund, Horizon Defined Risk Fund, Horizon ESG & Defensive Core Fund, and Horizon U.S. Defensive Equity Fund had average borrowings of $32,874, $34,879, $190,014, $103,805, $113,290, and $116,822 and the weighted average interest rate on the line of credit borrowings was 3.25%, 3.25%, 3.86%, 4.09%, 4.00% and 3.94%, respectively. The Horizon Active Income Fund did not borrow on the line of credit during the year. On December 29, 2021, the Horizon Active Asset Allocation Fund had borrowings of $2,201,000, on December 28, 2021, the Horizon Active Risk Assist® Fund had borrowings of $7,288,000, on May 6, 2022, the Horizon Active Dividend Fund had borrowings of $11,822,000, on May 10, 2022, the Horizon Defined Risk Fund had borrowings of $29,534,000, on May 6, 2022, the Horizon ESG & Defensive Core Fund had borrowings of $12,177,000, and on May 6, 2022, the Horizon U.S. Defensive Equity Fund had borrowings of $9,780,000, which represent the largest borrowing amounts, respectively, during the year ended November 30, 2022.

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2022

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended November 30, 2022 and November 30, 2021 was as follows:

	For the period or year ended November 30, 2022
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Horizon Active Asset Allocation Fund	$84,241,482	$17,314,998	$—	$101,556,480
Horizon Active Risk Assist® Fund	94,209,092	1,492,517	—	95,701,609
Horizon Active Income Fund	6,087,378	—	—	6,087,378
Horizon Active Dividend Fund	4,032,523	1,332,981	—	5,365,504
Horizon Defined Risk Fund	762,128	—	—	762,128
Horizon U.S. Defensive Equity Fund	27,213,707	—	—	27,213,707
Horizon ESG & Defensive Core Fund	3,513,008	498,456	—	4,011,464

	For the period or year ended November 30, 2021
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Horizon Active Asset Allocation Fund	$11,524,013	$22,927,633	$—	$34,451,646
Horizon Active Risk Assist® Fund	3,105,159	—	—	3,105,159
Horizon Active Income Fund	8,171,885	—	—	8,171,885
Horizon Active Dividend Fund	2,122,545	—	—	2,122,545
Horizon Defined Risk Fund	1,324,806	—	—	1,324,806
Horizon U.S. Defensive Equity Fund	632,877	—	—	632,877
Horizon ESG & Defensive Core Fund	244,508	1,917	—	246,425

On December 22, 2022, the Funds paid the following per share income distributions:

Fund	Investor Class	Advisor Class	Institutional Class
Horizon Active Asset Allocation Fund	$0.12924975	$0.09671872	$0.14126023
Horizon Active Risk Assist® Fund	0.10714450	0.10243956	0.12701920
Horizon Active Income Fund	0.07841361	0.07241190	0.08148166
Horizon Active Dividend Fund	0.51406493	0.47973385	—
Horizon Defined Risk Fund	0.21099240	0.07536555	—
Horizon U.S. Defensive Equity Fund	0.19944087	0.11151457	—
Horizon ESG & Defensive Core Fund	0.15486271	0.10502458	—

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2022

On December 22, 2022, the Funds paid the following capital gains distributions from each class:

Fund	Short-Term*	Long-Term
Horizon Active Asset Allocation Fund	$—	$—
Horizon Active Risk Assist® Fund	—	—
Horizon Active Income Fund	—	—
Horizon Active Dividend Fund	—	—
Horizon Defined Risk Fund	—	0.72676000
Horizon U.S. Defensive Equity Fund	—	—
Horizon ESG & Defensive Core Fund	—	—

*	Short-Term Capital Gains distributions are considered income distributions for tax purposes.

The cost basis of investments, purchased options and options written for federal income tax purposes at November 30, 2022, were as follows:

Fund	Cost of Investments, Purchased Options and Written Options	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Horizon Active Asset Allocation Fund	$908,479,589	$14,253,145	$(36,944,332)	$(22,691,187)
Horizon Active Risk Assist® Fund	1,339,593,185	19,592,067	(80,387,077)	(60,795,010)
Horizon Active Income Fund	491,486,683	154,077	(40,449,267)	(40,295,190)
Horizon Active Dividend Fund	101,655,182	7,386,848	(1,790,545)	5,596,303
Horizon Defined Risk Fund	336,574,436	55,832,539	(29,281,499)	26,551,040
Horizon U.S. Defensive Equity Fund	133,095,428	12,829,997	(2,845,992)	9,984,005
Horizon ESG & Defensive Core Fund	179,595,243	9,823,654	(7,326,793)	2,496,861

As of November 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Book/Tax Differences	Post October Loss and Late Year Loss	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficits)
Horizon Active Asset Allocation Fund	$4,348,647	$—	$(7,991,654)	$—	$(22,691,187)	$(26,334,194)
Horizon Active Risk Assist® Fund	149,197	—	(26,603,034)	100,501	(60,795,010)	(87,248,847)
Horizon Active Income Fund	2,246,858	—	(39,807,018)	—	(40,295,190)	(77,855,350)
Horizon Active Dividend Fund	674,768	—	(4,320,009)	—	5,596,303	1,951,062
Horizon Defined Risk Fund	1,226,936	4,519,245	(40,136)	—	26,551,040	32,257,085
Horizon U.S. Defensive Equity Fund	966,106	—	(1,360,150)	—	9,984,005	9,589,961
Horizon ESG & Defensive Core Fund	451,814	—	(14,286,740)	—	2,496,861	(11,338,065)

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2022

The difference between book and tax basis unrealized appreciation/depreciation is attributable to mark to market on section 1256 contracts and/or the tax deferral of losses on various investments.

At November 30, 2022, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
Fund	Short-Term	Long-Term	Total
Horizon Active Asset Allocation Fund	$7,991,651	$—	$7,991,651
Horizon Active Risk Assist® Fund	24,383,532	—	24,383,532
Horizon Active Income Fund	28,848,256	10,958,829	39,807,085
Horizon Active Dividend Fund	4,303,051	—	4,303,051
Horizon Defined Risk Fund	—	—	—
Horizon U.S. Defensive Equity Fund	1,358,969	—	1,358,969
Horizon ESG & Defensive Core Fund	9,278,703	4,949,580	14,228,283

The Horizon Defined Risk Fund utilized capital loss carry forwards of $22,477,168 during the fiscal year.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These reclassifications were primarily due to the use of equalization and non-deductible excise tax paid. Each Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. For the year ended November 30, 2022, the following table shows the reclassifications made:

Fund	Distributable Earnings/ (Accumulated Deficit)	Paid In Capital
Horizon Active Asset Allocation Fund	$—	$—
Horizon Active Risk Assist® Fund	(3,456)	3,456
Horizon Active Income Fund	118	(118)
Horizon Active Dividend Fund	(16,924)	16,924
Horizon Defined Risk Fund	(791,200)	791,200
Horizon U.S. Defensive Equity Fund	(1,182)	1,182
Horizon ESG & Defensive Core Fund	(749)	749

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2022, the Funds had omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 25% of the total shares outstanding of the respective Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

Horizon Funds NOTES TO FINANCIAL STATEMENTS (Continued) November 30, 2022

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements other than the distributions noted in Note 7. Subsequent to the end of the reporting period, each Fund’s contractual expense limitation agreement was extended through March 31, 2024 and may not be terminated prior to that time without the approval of the Board. The Adviser may discontinue these arrangements at any time after March 31, 2024.

Horizon Funds

Report of Independent Registered Public Accounting Firm

November 30, 2022

To the Shareholders and Board of Trustees of
Horizon Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Horizon Funds, comprising the funds listed below (the “Funds”), as of November 30, 2022, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2022, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Horizon Active Asset Allocation Fund, Horizon Active Risk Assist® Fund, Horizon Active Income Fund, and Horizon Active Dividend Fund	For the year ended November 30, 2022	For the years ended November 30, 2022 and 2021	For the years ended November 30, 2022, 2021, 2020, 2019, and 2018
Horizon Defined Risk Fund	For the year ended November 30, 2022	For the years ended November 30, 2022 and 2021	For the years ended November 30, 2022, 2021, 2020, and 2019, and for the period from December 28, 2017 (commencement of operations) through November 30, 2018
Horizon U.S. Defensive Equity Fund	For the year ended November 30, 2022	For the years ended November 30, 2022 and 2021	For the years ended November 30, 2022, 2021, and 2020, and for the period from June 26, 2019 (commencement of operations) through November 30, 2019
Horizon ESG & Defensive Core Fund	For the year ended November 30, 2022	For the years ended November 30, 2022 and 2021	For the years ended November 30, 2022 and 2021, and for the period from December 26, 2019 (commencement of operations) through November 30, 2020

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Horizon Funds

Report of Independent Registered Public Accounting Firm (Continued)

November 30, 2022

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2015.

/s/ COHEN & COMPANY, LTD.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
January 27, 2023

Horizon Funds

Disclosure of Fund Expenses (Unaudited)

November 30, 2022

As a shareholder of the Funds you incur ongoing costs, including management fees, sales charges, and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The column labeled “Actual” of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The column labeled “Hypothetical” of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 06/01/2022	Ending Account Value 11/30/2022	Expenses Paid During Period	Ending Account Value 11/30/2022	Expenses Paid During Period [1]
Horizon Active Asset Allocation - Investor Class	1.22%	$ 1,000.00	$ 982.23	$ 6.06	$ 1,018.95	$ 6.17
Horizon Active Asset Allocation - Advisor Class	1.37%	$ 1,000.00	$ 981.37	$ 6.80	$ 1,018.20	$ 6.93
Horizon Active Asset Allocation - Institutional Class	1.12%	$ 1,000.00	$ 982.29	$ 5.57	$ 1,019.45	$ 5.67
Horizon Active Risk Assist® - Investor Class	1.21%	$ 1,000.00	$ 946.53	$ 5.90	$ 1,019.00	$ 6.12
Horizon Active Risk Assist® - Advisor Class	1.36%	$ 1,000.00	$ 945.97	$ 6.63	$ 1,018.25	$ 6.88
Horizon Active Risk Assist® - Institutional Class	1.11%	$ 1,000.00	$ 947.08	$ 5.42	$ 1,019.50	$ 5.62
Horizon Active Income - Investor Class	1.00%	$ 1,000.00	$ 963.23	$ 4.92	$ 1,020.05	$ 5.06
Horizon Active Income - Advisor Class	1.15%	$ 1,000.00	$ 961.83	$ 5.66	$ 1,019.30	$ 5.82
Horizon Active Income - Institutional Class	0.90%	$ 1,000.00	$ 963.33	$ 4.43	$ 1,020.56	$ 4.56
Horizon Active Dividend - Investor Class	1.17%	$ 1,000.00	$ 992.20	$ 5.84	$ 1,019.20	$ 5.92
Horizon Active Dividend - Advisor Class	1.29%	$ 1,000.00	$ 991.50	$ 6.44	$ 1,018.60	$ 6.53
Horizon Defined Risk - Investor Class	1.07%	$ 1,000.00	$ 1,026.00	$ 5.43	$ 1,019.70	$ 5.42
Horizon Defined Risk - Advisor Class	1.22%	$ 1,000.00	$ 1,025.16	$ 6.19	$ 1,018.95	$ 6.17
Horizon U.S. Defensive Equity - Investor Class	1.12%	$ 1,000.00	$ 1,022.91	$ 5.68	$ 1,019.45	$ 5.67
Horizon U.S. Defensive Equity - Advisor Class	1.27%	$ 1,000.00	$ 1,022.18	$ 6.44	$ 1,018.70	$ 6.43
Horizon ESG & Defensive Core - Investor Class	1.02%	$ 1,000.00	$ 964.22	$ 5.02	$ 1,019.95	$ 5.16
Horizon ESG & Defensive Core - Advisor Class	1.17%	$ 1,000.00	$ 963.76	$ 5.76	$ 1,019.20	$ 5.92

[1]

Expenses Paid During the Period are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 days, and divided by 365 (to reflect the number of days in the period).

Horizon Funds

Additional Information (Unaudited)

November 30, 2022

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended November 30, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
Horizon Active Asset Allocation Fund	12.84%
Horizon Active Risk Assist® Fund	18.56%
Horizon Active Income Fund	5.17%
Horizon Active Dividend Fund	91.63%
Horizon Defined Risk Fund	100.00%
Horizon U.S. Defensive Equity Fund	6.13%
Horizon ESG & Defensive Core Fund	33.85%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2022 was as follows:

Fund Name	Dividends Received Deduction
Horizon Active Asset Allocation Fund	1.38%
Horizon Active Risk Assist® Fund	4.19%
Horizon Active Income Fund	1.39%
Horizon Active Dividend Fund	75.70%
Horizon Defined Risk Fund	100.00%
Horizon U.S. Defensive Equity Fund	5.97%
Horizon ESG & Defensive Core Fund	33.12%

Foreign Tax Credit

For the year ended November 30, 2022, the Horizon Active Asset Allocation Fund, Horizon Active Income Fund and Horizon Active Risk Assist® Fund earned foreign source income and paid foreign taxes, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid
Horizon Active Asset Allocation Fund	$3,672,966	$178,556
Horizon Active Risk Assist® Fund	$5,650,712	$391,612

Short Term Capital Gains

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Fund Name	Short-Term
Horizon Active Asset Allocation Fund	94.34%
Horizon Active Risk Assist® Fund	91.58%
Horizon Active Income Fund	0.00%

Horizon Funds

ADDITIONAL INFORMATION (Unaudited) (Continued)

November 30, 2022

Fund Name	Short-Term
Horizon Active Dividend Fund	45.37%
Horizon Defined Risk Fund	0.00%
Horizon U.S. Defensive Equity Fund	97.52%
Horizon ESG & Defensive Core Fund	90.84%

Interested Trustees and Officers
Name, Address* and Year of Birth	Position/ Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
John Drahzal** Year of Birth: 1966	Interested Trustee Indefinite Term of Office (since 2021) and President; One Year Term of Office (since 2021)	CEO and President of Horizon Investments, LLC (CEO November 2021 - present and President December 2020 - present); President of Horizon Investments, LLC (December 2020-November 2021); Various Positions at Horizon Investments (2017-2020).	7	None
Matthew Chambers Year of Birth: 1976	Vice President, Chief Compliance Officer and Secretary; One Year Term of Office (since 2015)	General Counsel and Chief Compliance Officer of Horizon Investments, LLC, December 2014-present; Attorney, Kilpatrick Townsend & Stockton, 2008-2014	Not Applicable	Not Applicable
Steve Terry Year of Birth: 1980	Treasurer; One Year Term of Office (since October 2018)	Head of Finance and Business Systems of Horizon Investments, LLC, August 2016-present; Co-Founder, Catamaran Investment Partners, 2015-August 2016; Principal Intersection Partners, 2011-2015.	Not Applicable	Not Applicable

*	The address for each Trustee and officer is 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277.

**	Mr. Drahzal is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his current position with the Adviser.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge upon request by calling the Funds toll free at (866) 371-2399.

Horizon Funds

ADDITIONAL INFORMATION (Unaudited) (Continued)

November 30, 2022

Independent Trustees
Name, Address* and Year of Birth	Position/ Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
John W. Davidson Year of Birth: 1946	Trustee; Indefinite Term of Office (since 2015)	Creator, author and founder of John Davidson’s Economic Comments (2009-2018).	7	Trustee, AdvisorOne Funds (7 portfolios).
Todd W. Gaylord Year of Birth: 1975	Trustee; Indefinite Term of Office (since 2015)	Consultant (financial Services) since 2012; Owner, McCauley Street Partners, Inc. (real estate brokerage firm) (2009-2014); Vice President, Corporate Bond, Syndicated Loan, and Credit Default Swap Trader, Wachovia Securities (2005-2008).	7	None
Thomas W. Okel Year of Birth: 1962	Trustee; Indefinite Term of Office (since 2015)	Executive Director (2011-2019), Catawba Lands Conservancy; Global Head of Syndicated Capital Markets (1998-2010), Bank of America Merrill Lynch.	7

Trustee, Barings Funds Trust (8 portfolios); Trustee, Barings Global Short Duration High Yield Fund (1 portfolio). Trustee, Barings BDC, Inc. Trustee, Barings Private Investment Corporation. Trustee barings Captial Investment Corporation.

*	The address for each Trustee and officer is 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277.

PRIVACY NOTICE (Unaudited)

February 2016

FACTS	WHAT DOES HORIZON FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and account information

● Account balance and transaction history

● Wire Transfer Instructions

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Horizon Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Horizon Funds share?	Can you limit this sharing?
For our everyday business purposes — Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences or creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-855-754-7932

Who we are
Who is providing this notice?	Horizon Funds
What we do
How does Horizon Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Horizon Funds collect my personal information?

We collect your personal information, for example, when you

● Open an account

● Provide account information

● Give us your contact information

● Make deposits or withdrawals from your account

● Make a wire transfer

● Tell us where to send the money

● Tell us who receives the money

● Show your government-issued ID

● Show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● Sharing for affiliates’ everyday business purposes – information about your creditworthiness

● Affiliates from using your information to market to you

● Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include companies such as Horizon Investments, LLC.
Non-affiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

● Non-affiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers, and nonfinancial companies such as fulfillment, proxy voting, and class action service providers.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Horizon Funds does not jointly market.

Investment Adviser
Horizon Investments, LLC
6210 Ardrey Kell Road, Suite 300

Investment Adviser
Horizon Investments, LLC
6210 Ardrey Kell Road, Suite 300
Charlotte, NC 28277

Distributor
Quasar Distributors, LLC
111 E. Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Legal Counsel
Kilpatrick Townsend & Stockton LLP
1001 West Fourth Street
Winston-Salem, NC 27101

How to Obtain Proxy Voting Information

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling l-855-754-7932 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Part F of Form N-PORT. Once filed, the Funds’ Part F of Form N-PORT is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling 1-855-754-7932.

(b)	Not applicable for this Registrant

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the Registrant’s Form N-CSR filed February 1, 2018.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Todd Gaylord is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, Cohen & Company, Ltd., to perform audit services, audit-related services, and tax services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the registrant’s tax returns and taxable income and excise calculations and year to date estimates for book-to-tax differences. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2022	FYE 11/30/2021
Audit Fees	$108,500	$108,500
Audit-Related Fees	$0	$0
Tax Fees	$24,500	$24,500
All Other Fees	$7,500	$7,500

The percentage of fees billed by Cohen & Company, Ltd. for the fiscal years ended November 30, 2022 and November 30, 2021, respectively, applicable to non-audit services pursuant to a waiver of the pre-approval requirement was as follows:

	FYE 11/30/2021	FYE 11/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountants for services to the registrant and to the registrant’s investment adviser or Service Affiliates (as defined below) for the last two years.

Non-Audit Related Fees	FYE 11/30/2022	FYE 11/30/2021
Registrant	$3,232.50	$3,600
Registrant’s Investment Adviser	$0	$0

Because the registrant’s accountants have not rendered any non-audit services during the last two fiscal years to the registrant’s investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (together with the registrant’s investment adviser, “Service Affiliates”) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s board of directors has not considered whether the provision of such services to the registrant’s investment adviser or the Service Affiliates is compatible with maintaining the independence of the registrant’s accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant's principal executive officer and principal financial officer have concluded, based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days prior to the filing date of this Form N-CSR, that the disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in this Form N-CSR is accumulated and communicated to the registrant's management, including the registrant's principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 1, 2018.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Horizon Funds

By (Signature and Title)*	/s/ John Drahzal
John Drahzal, Principal Executive Officer

Date:	2/2/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Drahzal
John Drahzal, Principal Executive Officer

Date:	2/2/23

By (Signature and Title)*	/s/ Stephen Terry
Stephen Terry, Treasurer and Principal Financial Officer

Date:	2/2/23

* Print the name and title of each signing officer under his or her signature.